UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:	BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio
BATS: Series V Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2023

Date of reporting period: 03/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2023

2023 Annual Report

BlackRock Allocation Target Shares

•	BATS: Series A Portfolio

•	BATS: Series C Portfolio

•	BATS: Series E Portfolio

•	BATS: Series M Portfolio

•	BATS: Series P Portfolio

•	BATS: Series S Portfolio

•	BATS: Series V Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%
U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)
International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)
Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2023	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2023, the Fund outperformed its broad-based benchmark, the Bloomberg U.S. Universal Index, and outperformed its “Reference Benchmark” consisting of 50% Bloomberg U.S. Asset-Backed Securities Index and 50% Bloomberg Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on the behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributions to the Fund’s performance relative to its benchmark over the reporting period were led by an allocation to commercial mortgage-backed securities (“CMBS”), most notably AAA-rated conduit CMBS, which are backed by pools of similar commercial mortgages. Holdings of lower-rated conduit CMBS were the next largest contributor, followed by AAA-rated collateralized loan obligations (“CLOs”).

The largest detractors from relative performance included asset-backed securities (“ABS”) backed by unsecured consumer loans and newly originated non-agency residential mortgage-backed securities (“RMBS”). Exposure to subordinated private student loans also detracted.

Describe recent portfolio activity.

The Fund rotated opportunistically among securitized assets subsectors during the reporting period, taking advantage of spread widening and market volatility. The Fund decreased its allocations to non-agency RMBS and ABS, particularly to issues backed by consumer loans within the latter category. The Fund also increased its cash-equivalent exposure.

The Fund’s cash position averaged 7.0% during the reporting period and was 8.8% at the end of the period. As market volatility increased on the back of aggressive monetary policy adjustments by the Fed with spreads widening, the Fund tactically reduced risk and allocated to cash equivalent instruments. The Fund’s cash position proved additive to relative performance.

Describe portfolio positioning at period end.

The Fund ended the reporting period underweight duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund was positioned underweight ABS and CMBS relative to the benchmark and had off-benchmark exposures to non-agency RMBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023 (continued)	BATS: Series A Portfolio

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on September 21, 2015.

(a)

The Fund will principally invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives, repurchase agreements and reverse repurchase agreements.

(b)

Bloomberg U.S. Universal Index, an index that measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

(c)

A customized weighted index comprised of the returns of the Bloomberg U.S. Asset-Backed Securities Index (50%)/Bloomberg Non-Agency Investment Grade CMBS Index (50%). The Bloomberg U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (“WAC”), or capped WAC securities.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
BATS: Series A Portfolio	(0.42)%	2.21%	3.75%
Bloomberg U.S. Universal Index	(4.61)	1.05	1.51
Reference Benchmark	(2.19)	1.49	1.58

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on September 21, 2015.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,030.00	$ 0.00		$ 1,000.00	$ 1,024.93	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	BATS: Series A Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Asset-Backed Securities	51.9%
Non-Agency Mortgage-Backed Securities	46.0
U.S. Government Sponsored Agency Securities	1.3
Floating Rate Loan Interests	0.8
Corporate Bonds	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	36.8%
AA/Aa	4.9
A	4.6
BBB/Baa	2.9
BB/Ba	4.2
B	1.8
CCC/Caa	2.3
CC/Ca	2.1
C	0.5
N/R	39.9

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)	Amount is less than 0.1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

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Fund Summary as of March 31, 2023	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2023, the Fund outperformed its benchmark, the Bloomberg U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Security selection in the banking industry was the leading contributor to performance, followed by duration/yield curve positioning and an underweight in utilities. (Duration is a measure of interest rate sensitivity.) The Fund’s allocation to capital securities was the largest detractor from returns, followed by an underweight in the emerging markets and an overweight in wireline telecommunications. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuers’ capital structures.)

Describe recent portfolio activity.

Early in the reporting period, the investment adviser’s activity was centered on rotating towards higher-quality and less cyclical sectors as tighter monetary policy appeared to be having a negative impact on economic growth. It also focused on selectively adjusting the Fund’s overweights and underweights on the belief that performance dispersion among the sectors/issuers in the investment-grade corporate universe would increase due to tighter financial conditions. Specifically, the investment adviser reduced the Fund’s allocations to European banks, technology, fallen angels, emerging market government bonds and consumer discretionary issuers. (A fallen angel is a bond whose rating has been downgraded below investment grade.) The investment adviser redeployed the proceeds of these sales into non-cyclical sectors such as food and beverage, pharmaceuticals, taxable municipals and utilities.

The concerns about banks that emerged toward the end of the period roiled markets and, in the investment adviser’s view, significantly increased the probability of a pronounced slowdown in economic growth. In response, the investment adviser shifted to an even more defensive posture by overweighting utilities whose yield spreads had widened due to heavy new issuance. Additionally, it further reduced the portfolio’s allocation to cyclical sectors. It also took advantage of volatility in the banking industry to increase the extent of the Fund’s underweight in regional banks and trim its overweight in U.S. banks. At the same time, it moved to an overweight in European banks whose spreads had widened significantly.

With respect to duration, the Fund held both overweight and underweight positions during the reporting period. It ended with an underweight, and it had a bias toward a steepening yield curve.

Describe portfolio positioning at period end.

The Fund’s largest overweights were in the banking, midstream energy, technology and wireless sectors, while its largest underweights were in the sovereign, media and entertainment, healthcare and life insurance sectors. The Fund’s duration was shorter than that of its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	BATS: Series C Portfolio

GROWTH OF $10,000 INVESTMENT

(a)

The Fund will principally invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(b)

Bloomberg U.S. Credit Index, an index that measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
BATS: Series C Portfolio	(4.92)%	2.10%	2.68%
Bloomberg U.S. Credit Index	(5.31)	1.54	2.18

(a)	See “About Fund Performance” for a detailed description of performance related information.

Past	performance is not an indication of future results.
Performance	results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,075.10	$ 0.01		$ 1,000.00	$ 1,024.92	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023 (continued)	BATS: Series C Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	90.5%
Preferred Securities	2.9
Municipal Bonds	2.4
U.S. Treasury Obligations	2.3
Foreign Government Obligations	1.7
Foreign Agency Obligations	0.2

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa(c)	3.6%
AA/Aa	5.3
A	35.5
BBB/Baa	54.3
BB/Ba	1.3

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2023	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2023, the Fund outperformed its broad-based benchmark, the Bloomberg Municipal High Yield Bond Index, but it underperformed its customized weighted index comprised of 65% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/35% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index the (“Customized Reference Benchmark”). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose in response to the Fed’s shift to tighter monetary policy, this strategy contributed to results. (Prices and yields move in opposite directions.) The Fund’s position in cash, while limited, nonetheless contributed given the negative return for the broader market. The Fund’s use of derivatives contributed to performance.

The Fund’s long duration positioning (above-average interest rate sensitivity) detracted in the rising-rate environment. Yield curve positioning also detracted due to holdings in bonds with maturities of 20 years and longer. An overweight in high yield bonds was an additional detractor, as was the Fund’s position in Puerto Rico.

Describe recent portfolio activity.

The investment adviser’s activity was centered on reducing portfolio duration, swapping out of lower-yielding positions and improving the Fund’s tax efficiency. The investment adviser also raised cash above typical levels to reduce duration, position the portfolio more conservatively, and provide greater flexibility in times of market stress and volatility. In addition, the investment adviser reduced both leverage and the Fund’s risk-management strategy with respect to interest rates.

Describe portfolio positioning at period end.

Education and healthcare were the Fund’s largest sector overweights. It was slightly underweight in transportation, although the category remained a large weighting in absolute terms. The Fund held a long duration relative to the benchmark, and it was overweight in bonds with maturities of 20 years and above.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2023 (continued)	BATS: Series E Portfolio

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on August 4, 2014.

(a)	The Fund will invest in investment grade and non-investment grade municipal bonds.
(b)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
BATS: Series E Portfolio	(4.21)%	3.29%	4.76%
Bloomberg Municipal High Yield Bond Index	(4.49)	3.07	4.09
Customized Reference Benchmark(c)	(1.41)	2.42	N/A

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on August 4, 2014.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (65%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (35%). The Customized Reference Benchmark commenced on September 30, 2016.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual						Hypothetical 5% Return
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees			Excluding Interest Expense and Fees
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(b)
$1,000.00	$1,071.40	$0.74		$0.00		$1,000.00	$1,024.21	$0.71		$1,024.90	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.11%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2023 (continued)	BATS: Series E Portfolio

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
County/City/Special District/School District	28.5%
Education	19.2
Utilities	15.1
Health Care	13.7
Transportation	12.7
Housing	5.6
Tobacco	5.2

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(c)
AAA/Aaa	2.5%
AA/Aa	8.3
A	19.7
BBB/Baa	10.0
BB/Ba	8.9
B	1.6
N/R	49.0

(a)	Total investments exclude money market funds.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Total investments exclude short-term securities.

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Fund Summary as of March 31, 2023	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2023, the Fund outperformed its benchmark, the Bloomberg MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s active benchmark strategy, which implements relative value decisions between specified pools and to-be-announced securities (“TBAs”) versus the benchmark contributed positively. In addition, the Fund’s active positioning with respect to duration and corresponding interest rate sensitivity added to performance relative to the benchmark.

The most significant detractors from the Fund’s relative performance were out-of-benchmark allocations, such as those to commercial mortgage-backed securities (“CMBS”). In addition, interest rate volatility strategies weighed on performance.

Describe recent portfolio activity.

The Fund’s allocation to CMBS was modestly decreased over the reporting period, while the investment adviser continued to favor senior conduit paper and single-asset/single-borrower (“SASB”) issues. Allocations to fixed rate collateral mortgage obligations (“CMOs”) were little changed over the period. Within agency MBS, the Fund favored specified pools versus TBAs. The Fund actively managed exposures within the coupon stack, ending the period with a tilt toward lower coupons.

Describe portfolio positioning at period end.

Spreads for agency MBS relative to U.S. Treasuries closed March 2023 at attractive levels, and the Fund continued to favor specified pools over the TBA market, with a down-in-coupon preference. The Fund had a cautious stance toward CMBS, emphasizing credit selection across sub-sectors, property types and the capital stack given the recent banking crisis, which has pressured the small and regional banks that are heavily involved in commercial real estate activity. In this vein, the Fund was positioned with a preference for AAA-rated tranches which appear attractive after seeing some spread widening.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2023 (continued)	BATS: Series M Portfolio

GROWTH OF $10,000 INVESTMENT

(a)

The Fund will principally invest its assets in investment grade CMBS and RMBS, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(b)

Bloomberg MBS Index, an unmanaged market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
BATS: Series M Portfolio	(4.76)%	0.64%	1.34%
Bloomberg MBS Index	(4.85)	0.20	1.00

(a)	See “About Fund Performance” for a detailed description of performance related information.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,042.90	$0.00		$1,000.00	$1,024.93	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023 (continued)	BATS: Series M Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	92.2%
Non-Agency Mortgage-Backed Securities	7.4
Asset-Backed Securities	0.4

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa(c)	96.9%
AA/Aa	1.2
A	0.4
BBB/Baa	0.1
N/R	1.4

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2023	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2023 the Fund outperformed its benchmark, the Bloomberg U.S. Treasury 7-10 Year Bond Index and the Bloomberg U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund held cash as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The cash position had no material impact on performance. The Fund’s use of derivatives contributed to performance.

The Fund’s position in the Series S Portfolio—which was hurt by its holdings in the bond market’s spread sectors—detracted from performance.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the seven- to ten-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures and interest rate swaps, and it had an out-of-benchmark allocation to Series S Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023 (continued)	BATS: Series P Portfolio

GROWTH OF $10,000 INVESTMENT

(a)

The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index, the Bloomberg U.S. Treasury 7-10 Year Bond Index.

(b)

Bloomberg U.S. Treasury 7-10 Year Bond Index, an index that measures the performance of the U.S. Government bond market and includes public obligations of the U.S. Treasury with a maturity of between seven and up to (but not including) ten years. Securities must be fixed rate and rated investment grade, as defined by the Index methodology.

(c)

Bloomberg U.S. Bellwether 10 Year Swap Index, an index that provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
BATS: Series P Portfolio	10.14%	1.09%	0.17%
Bloomberg U.S. Treasury 7-10 Year Bond Index	(5.65)	0.94	1.04
Bloomberg U.S. Bellwether 10 Year Swap Index	(6.53)	0.80	1.11

(a)	See “About Fund Performance” for a detailed description of performance related information.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$988.70	$0.00		$1,000.00	$1,024.93	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Fixed-Income Funds	100%

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2023	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2023, the Fund outperformed its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s allocations to high yield bonds, investment-grade corporate issues, collateralized loan obligations (“CLOs”), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) were the primary contributors to performance. The Fund’s cash position detracted, as did an allocation to non-agency residential mortgage-backed securities. The Fund used derivatives to manage risk and adjust the portfolio’s interest-rate sensitivity, which marginally detracted from results.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocation to ABS and reduced its weighting in CMBS. In the former, the additions were largely prime auto loans and CLOs. The investment adviser preferred issuers with higher levels of credit enhancement and quality collateral. It views CLOs as a way to invest in floating rate securities without sacrificing quality, and it sees them as a way to augment portfolio income over the long term. Conversely, the investment adviser notably decreased the Fund’s allocation to CMBS. There are various factors that have contributed to wider yield spreads and increased volatility across the various subsectors, including higher interest rates, office vacancies, and the more recent increase in the “risk-off” market tone brought about by headlines surrounding U.S. regional banks.

Describe portfolio positioning at period end.

The Fund was positioned with a short duration bias versus the benchmark (i.e., a lower sensitivity to interest-rate movements). Since the index is comprised solely of U.S. Treasuries, the Fund was overweight in all spread sectors but underweight in U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023 (continued)	BATS: Series S Portfolio

GROWTH OF$10,000 INVESTMENT

(a)

The Fund will principally invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(b)

An unmanaged index comprised of Treasury securities with maturities ranging from one to three years. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 1-3 Year U.S. Treasury Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
BATS: Series S Portfolio	0.62%	1.90%	1.85%
ICE BofA 1-3 Year U.S. Treasury Index	0.27	1.11	0.81

(a)	See “About Fund Performance” for a detailed description of performance related information.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,032.20	$0.00		$1,000.00	$1,024.93	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2023 (continued)	BATS: Series S Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	33.2%
Asset-Backed Securities	30.3
U.S. Government Sponsored Agency Securities	16.9
Non-Agency Mortgage-Backed Securities	12.3
U.S. Treasury Obligations	6.5
Foreign Agency Obligations	0.4
Preferred Securities	0.4
Foreign Government Obligations	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	60.2%
AA/Aa	4.7
A	15.1
BBB/Baa	14.5
BB/Ba	0.1
N/R	5.4

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)	Amount is less than 0.1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	BATS: Series V Portfolio

Investment Objective

BATS: SeriesV Portfolio’s (the “Fund”) investment objective is to seek as high a level of income exempt from federal income tax consistent with preservation of capital while seeking to minimize price volatility.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2023, the Fund performed in line with its benchmark, the SIFMA Municipal Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributors to the Fund’s performance relative to the benchmark included holdings of variable rate demand notes (“VRDNs”) which quickly and efficiently repriced coupons in line with expected Fed rate increases. The Fund’s cash position had no material impact on performance.

Detractors from the Fund’s performance relative to the benchmark included a slightly longer stance with respect to duration (and corresponding interest rate sensitivity) driven by fixed rate exposure to tax-backed local and school district issues.

Describe recent portfolio activity.

The Fund initially focused on laddering commercial paper maturities along with selective maturity extension trades but moved to a more defensive position as the Fed became increasingly hawkish in its efforts to combat inflation. As Fed rate hikes weighed on the performance of fixed-rate instruments, the Fund reduced both municipal note and commercial paper holdings while increasing exposure to VRDNs in order to prioritize maintaining a high level of liquidity.

In March 2023, the Fund concentrated on reducing duration as heightened regional banking concerns drove VRDN yields higher, furthering the case for daily and weekly reset VRDNs over longer-dated commercial paper and municipal note holdings.

Describe portfolio positioning at period end.

The Fund’s duration position at period end remained slightly longer than the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2023 (continued)	BATS: Series V Portfolio

GROWTH OF$10,000 INVESTMENT

The Fund commenced operations on May 5, 2021.

(a)

The Fund will principally invest in a broad range of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which, in the opinion of counsel to the issuer of the obligation, is exempt from regular federal income tax.

(b)	A 7-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg.

Performance

	Average Annual Total Returns(a)
	1 Year	Since Inception(b)
BATS: Series V Portfolio	1.83%	0.96%
SIFMA Municipal Swap Index	1.87	1.01

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on May 5, 2021.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,013.20	$0.00		$1,000.00	$1,024.93	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments
County/City/Special District/School District	21.6%
Health Care	21.1
Utilities	18.2
Education	16.8
Housing	16.8
Transportation	5.5

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

A B O U T F U N D P E R F O R M A N C E / DI S C L O S U R E O F E X P E N S E S / T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	23

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)(b)	USD 576	$554,898
522 Funding CLO Ltd.
Series 2018-3A, Class CR, (3-mo. LIBOR US + 2.05%), 6.86%, 10/20/31(a)(c)	500	470,394
Series 2019-5A, Class AR, (3-mo. CME Term SOFR + 1.33%), 5.99%, 04/15/35(a)(c)	430	418,079
ABFC Trust, Series 2007-WMC1, Class A2B, (1- mo. LIBOR US + 1.00%), 5.85%, 06/25/37(c)	2,914	2,225,818
AccessLex Institute, Series 2007-A, Class A3, (3- mo. LIBOR US + 0.30%), 5.26%, 05/25/36(c)	3,051	2,944,934
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, (1-mo. LIBOR US + 1.20%), 5.91%, 06/15/36(a)(c)	652	631,955
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3-mo. LIBOR US + 1.16%), 5.97%, 07/20/34(a)(c)	4,000	3,909,419
AGL CLO 14 Ltd., Series 2021-14A, Class A, (3- mo. LIBOR US + 1.15%), 5.97%, 12/02/34(a)(c) AGL CLO 3 Ltd.	15,870	15,498,198
Series 2020-3A, Class A, (3-mo. LIBOR US + 1.30%), 6.09%, 01/15/33(a)(c)	250	246,414
Series 2020-3A, Class D, (3-mo. LIBOR US + 3.30%), 8.09%, 01/15/33(a)(c)	1,250	1,170,699
AGL Core CLO 4 Ltd., Series 2020-4A, Class A1R, (3-mo. LIBOR US + 1.07%), 5.88%, 04/20/33(a)(c)	4,350	4,280,323
AGL Static CLO 18 Ltd., Series 2022-18A, Class B, (3-mo. CME Term SOFR + 2.00%), 6.65%, 04/21/31(a)(c)	1,840	1,768,137
AIG CLO Ltd., Series 2018-1A, Class A1R, (3-mo. LIBOR US + 1.12%), 5.93%, 04/20/32(a)(c)	1,740	1,714,034
AIMCO CLO
Series 2017-AA, Class AR, (3-mo. LIBOR US + 1.05%), 5.86%, 04/20/34(a)(c)	2,500	2,447,677
Series 2018-BA, Class AR, (3-mo. LIBOR US + 1.10%), 5.89%, 01/15/32(a)(c)	1,000	984,507
Allegro CLO II-S Ltd.
Series 2014-1RA, Class A1, (3-mo. LIBOR US + 1.08%), 5.90%, 10/21/28(a)(c)	1,423	1,411,874
Series 2014-1RA, Class B, (3-mo. LIBOR US + 2.15%), 6.97%, 10/21/28(a)(c)	300	291,674
Series 2014-1RA, Class C, (3-mo. LIBOR US + 3.00%), 7.82%, 10/21/28(a)(c)	750	699,842
Allegro CLO IV Ltd., Series 2016-1A, Class BR2, (3-mo. LIBOR US + 1.55%), 6.34%, 01/15/30(a)(c)	350	341,250
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3- mo. LIBOR US + 1.13%), 5.92%, 01/17/31(a)(c)	1,000	986,276
Allegro CLO XI Ltd.
Series 2019-2A, Class A2A, (3-mo. LIBOR US + 1.85%), 6.65%, 01/19/33(a)(c)	250	244,448
Series 2019-2A, Class C, (3-mo. LIBOR US + 3.00%), 7.80%, 01/19/33(a)(c)	250	244,240
ALM Ltd.
Series 2020-1A, Class A2, (3-mo. LIBOR US + 1.85%), 6.64%, 10/15/29(a)(c)	250	244,853
Series 2020-1A, Class B, (3-mo. LIBOR US + 2.00%), 6.79%, 10/15/29(a)(c)	350	336,734
AMMC CLO XIII Ltd., Series 2013-13A, Class A1R2, (3-mo. LIBOR US + 1.05%), 5.87%, 07/24/29(a)(c)	632	627,944

Security	Par (000)	Value

Asset-Backed Securities (continued)
AMSR Trust
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)	USD 4,000	$3,572,540
Series 2020-SFR4, Class G2, 4.87%, 11/17/37(a)	2,537	2,352,499
Series 2021-SFR1, Class F, 3.60%, 06/17/38(a)(c)	2,872	2,393,589
Series 2021-SFR2, Class F1, 3.28%, 08/17/38(a)	3,756	3,258,611
Anchorage Capital CLO 16 Ltd., Series 2020-16A, Class A1R, (3-mo. LIBOR US + 1.20%), 6.00%, 01/19/35(a)(c)	380	369,790
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3-mo. LIBOR US + 1.05%), 5.85%, 01/28/31(a)(c)	1,224	1,207,529
Series 2014-3RA, Class B, (3-mo. LIBOR US + 1.50%), 6.30%, 01/28/31(a)(c)	1,250	1,204,450
Series 2014-3RA, Class C, (3-mo. LIBOR US + 1.85%), 6.65%, 01/28/31(a)(c)	500	479,144
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3-mo. LIBOR US + 1.05%), 5.85%, 01/28/31(a)(c)	2,494	2,465,965
Series 2014-4RA, Class D, (3-mo. LIBOR US + 2.60%), 7.40%, 01/28/31(a)(c)	750	651,083
Anchorage Capital CLO 5-R Ltd.
Series 2014-5RA, Class B, (3-mo. LIBOR US + 1.45%), 6.24%, 01/15/30(a)(c)	2,070	2,034,176
Series 2014-5RA, Class C, (3-mo. LIBOR US + 1.85%), 6.64%, 01/15/30(a)(c)	3,500	3,398,197
Series 2014-5RA, Class E, (3-mo. LIBOR US + 5.40%), 10.19%, 01/15/30(a)(c)	1,000	896,541
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3-mo. LIBOR US + 1.09%), 5.89%, 01/28/31(a)(c)	749	742,251
Series 2015-7A, Class BR2, (3-mo. LIBOR US + 1.75%), 6.55%, 01/28/31(a)(c)	1,500	1,459,799
Series 2015-7A, Class CR2, (3-mo. LIBOR US + 2.20%), 7.00%, 01/28/31(a)(c)	625	604,332
Series 2015-7A, Class D1R2, (3-mo. LIBOR US + 3.50%), 8.30%, 01/28/31(a)(c)	1,000	883,908
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR2A, (3-mo. LIBOR US + 1.20%), 6.02%, 10/27/34(a)(c)	5,000	4,862,571
Series 2016-8A, Class BR2, (3-mo. LIBOR US + 1.80%), 6.62%, 10/27/34(a)(c)	1,000	958,149
Series 2016-8A, Class CR2, (3-mo. LIBOR US + 2.40%), 7.22%, 10/27/34(a)(c)	1,000	973,117
Anchorage Capital CLO Ltd.
Series 2013-1A, Class A1R, (3-mo. LIBOR US + 1.25%), 6.07%, 10/13/30(a)(c)	330	327,038
Series 2013-1A, Class BR, (3-mo. LIBOR US + 2.15%), 6.97%, 10/13/30(a)(c)	500	479,681
Series 2013-1A, Class DR, (3-mo. LIBOR US + 6.80%), 11.62%, 10/13/30(a)(c)	1,000	901,311
Series 2018-10A, Class A2, (3-mo. LIBOR US + 1.50%), 6.29%, 10/15/31(a)(c)	450	440,462
Apidos CLO XII, Series 2013-12A, Class AR, (3-mo. LIBOR US + 1.08%), 5.87%, 04/15/31(a)(c)	1,387	1,371,232
Apidos CLO XV, Series 2013-15A, Class A1RR,
(3-mo. LIBOR US + 1.01%), 5.82%, 04/20/31(a)(c)	1,000	989,788

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XX, Series 2015-20A, Class A1RA, (3-mo. LIBOR US + 1.10%), 5.89%, 07/16/31(a)(c)	USD 360	$355,159
Apidos CLO XXVI, Series 2017-26A, Class BR, (3-mo. LIBOR US + 1.95%), 6.75%, 07/18/29(a)(c)	2,830	2,756,354
Apidos CLO XXX, Series XXXA, Class A1A, (3-mo. LIBOR US + 1.14%), 5.94%, 10/18/31(a)(c)	400	395,272
Apidos CLO XXXIX, Series 2022-39A, Class A1, (3-mo. CME Term SOFR + 1.30%), 5.95%, 04/21/35(a)(c)	5,000	4,883,539
Apidos CLO XXXVI, Series 2021-36A, Class B, (3-mo. LIBOR US + 1.60%), 6.41%, 07/20/34(a)(c)	250	241,940
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. LIBOR US + 1.13%), 5.95%, 10/22/34(a)(c)	1,780	1,736,741
Apollo Credit Funding IV Ltd., Series 4A, Class A2R, (3-mo. LIBOR US + 1.60%), 6.39%, 07/15/30(a)(c)	500	488,125
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/46(a)	279	250,059
Series 2021-A, Class B, 2.40%, 07/17/46(a)	5,500	4,566,625
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL4, Class A, (1-mo. LIBOR US + 1.35%), 6.03%, 11/15/36(a)(c)	546	534,427
Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 1.85%), 6.68%, 05/15/37(a)(c)	5,112	5,021,603
Ares L CLO Ltd., Series 2018-50A, Class BR, (3- mo. LIBOR US + 1.60%), 6.39%, 01/15/32(a)(c)	1,000	972,670
Ares LIX CLO Ltd., Series 2021-59A, Class A, (3-mo. LIBOR US + 1.03%), 5.85%, 04/25/34(a)(c)	250	244,530
Ares LVI CLO Ltd.
Series 2020-56A, Class AR, (3-mo. LIBOR US + 1.16%), 5.98%, 10/25/34(a)(c)	2,130	2,075,518
Series 2020-56A, Class ER, (3-mo. LIBOR US + 6.50%), 11.32%, 10/25/34(a)(c)	250	231,546
Ares XLI CLO Ltd., Series 2016-41A, Class BR, (3-mo. LIBOR US + 1.45%), 6.24%, 04/15/34(a)(c)	2,500	2,395,369
Ares XLVIII CLO Ltd., Series 2018-48A, Class B, (3-mo. LIBOR US + 1.58%), 6.39%, 07/20/30(a)(c)	680	663,286
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A1A, (3-mo. LIBOR US + 0.94%), 5.80%, 05/15/30(a)(c)	750	739,112
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3-mo. LIBOR US + 1.17%), 5.96%, 10/15/30(a)(c)	600	594,530
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1-mo. LIBOR US + 0.48%), 5.33%, 05/25/35(c)	42	36,583
ARM Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1, Class A, 2.43%, 11/15/27(a)	138	128,782
Asset Backed Securities Corp. Home Equity Loan Trust OOMC, Series 2005-HE6, Class M6, (1- mo. LIBOR US + 1.11%), 5.96%, 07/25/35(c)	914	769,659
ASSURANT CLO I Ltd., Series 2017-1A, Class BR, (3-mo. LIBOR US + 1.70%), 6.51%, 10/20/34(a)(c)	1,400	1,315,042

Security	Par (000)	Value

Asset-Backed Securities (continued)
ASSURANT CLO Ltd., Series 2018-2A, Class A, (3-mo. LIBOR US + 1.04%), 5.85%, 04/20/31(a)(c)	USD 500	$494,011
Atrium IX
Series 9A, Class AR2, (3-mo. LIBOR US + 0.99%), 5.94%, 05/28/30(a)(c)	1,804	1,784,830
Series 9A, Class CR2, (3-mo. LIBOR US + 2.00%), 6.95%, 05/28/30(a)(c)	431	412,513
Atrium XIII
Series 13A, Class A1, (3-mo. LIBOR US + 1.18%), 6.00%, 11/21/30(a)(c)	498	493,258
Series 13A, Class B, (3-mo. LIBOR US + 1.50%), 6.32%, 11/21/30(a)(c)	1,250	1,216,209
Series 13A, Class C, (3-mo. LIBOR US + 1.80%), 6.62%, 11/21/30(a)(c)	1,610	1,535,886
Bain Capital Credit CLO Ltd.
Series 2017-1A, Class A1R, (3-mo. LIBOR US + 0.97%), 5.78%, 07/20/30(a)(c)	1,135	1,120,104
Series 2018-1A, Class A1, (3-mo. LIBOR US + 0.96%), 5.78%, 04/23/31(a)(c)	250	246,763
Series 2018-2A, Class A1, (3-mo. LIBOR US + 1.08%), 5.88%, 07/19/31(a)(c)	1,000	990,559
Series 2021-4A, Class A1, (3-mo. LIBOR US + 1.17%), 5.98%, 10/20/34(a)(c)	350	340,940
Ballyrock CLO Ltd., Series 2018-1A, Class A2, (3-mo. LIBOR US + 1.60%), 6.41%, 04/20/31(a)(c)	250	240,956
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(c)	5,740	1,615,483
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(a)	1,940	1,810,997
Barings CLO Ltd.
Series 2015-2A, Class AR, (3-mo. LIBOR US + 1.19%), 6.00%, 10/20/30(a)(c)	972	961,841
Series 2018-3A, Class A1, (3-mo. LIBOR US + 0.95%), 5.76%, 07/20/29(a)(c)	497	493,884
Series 2019-3A, Class A1R, (3-mo. LIBOR US + 1.07%), 5.88%, 04/20/31(a)(c)	1,170	1,152,383
Battalion CLO 18 Ltd.
Series 2020-18A, Class AR, (3-mo. LIBOR US + 1.20%), 5.99%, 10/15/36(a)(c)	500	487,149
Series 2020-18A, Class BR, (3-mo. LIBOR US + 1.75%), 6.54%, 10/15/36(a)(c)	1,000	938,875
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3-mo. LIBOR US + 1.07%), 5.87%, 07/18/30(a)(c)	1,225	1,211,538
Battalion CLO X Ltd., Series 2016-10A, Class A1R2, (3-mo. LIBOR US + 1.17%), 5.99%, 01/25/35(a)(c)	1,730	1,684,956
Battalion CLO XII Ltd., Series 2018-12A, Class B2R, (3-mo. LIBOR US + 2.08%), 6.96%, 05/17/31(a)(c)	250	244,913
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3-mo. LIBOR US + 1.18%), 5.97%, 07/15/34(a)(c)	3,000	2,923,555
Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class B2, (1-mo. LIBOR US + 2.48%), 7.31%, 02/28/41(c)	5,459	5,268,162
Bayview Financial Revolving Asset Trust Series 2005-A, Class A1, (1-mo. LIBOR US + 1.00%), 5.83%, 02/28/40(a)(c)	3,765	3,247,133

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Bayview Financial Revolving Asset Trust
Series 2005-E, Class A1, (1-mo. LIBOR US + 1.00%), 5.83%, 12/28/40(a)(c)	USD 1,585	$1,575,223
Series 2005-E, Class A2A, (1-mo. LIBOR US + 0.93%), 5.76%, 12/28/40(a)(c)	1,298	1,266,977
BDS Ltd.
Series 2021-FL7, Class A, (1-mo. LIBOR US + 1.07%), 5.83%, 06/16/36(a)(c)	3,030	2,945,203
Series 2021-FL9, Class A, (1-mo. LIBOR US + 1.07%), 5.83%, 11/16/38(a)(c)	1,870	1,799,875
Series 2022-FL11, Class ATS, (1-mo. CME Term SOFR + 1.80%), 6.56%, 03/19/39(a)(c)	6,888	6,737,136
Bear Stearns Asset-Backed Securities I Trust
Series 2005-HE8, Class M3, (1-mo. LIBOR US + 1.95%), 6.80%, 08/25/35(c)	4,024	3,882,912
Series 2006-HE7, Class 1A2, (1-mo. LIBOR US + 0.34%), 5.19%, 09/25/36(c)	125	118,498
Series 2007-HE2, Class 1A4, (1-mo. LIBOR US + 0.32%), 5.17%, 03/25/37(c)	918	809,360
Series 2007-HE2, Class 23A, (1-mo. LIBOR US + 0.14%), 4.99%, 03/25/37(c)	48	42,041
Series 2007-HE3, Class 1A4, (1-mo. LIBOR US + 0.35%), 5.20%, 04/25/37(c)	309	301,662
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3-mo. LIBOR US + 1.45%), 6.24%, 07/15/29(a)(c)	1,680	1,653,181
Benefit Street Partners CLO Ltd.
Series 2015-6BR, Class A, (3-mo. LIBOR US + 1.19%), 6.00%, 07/20/34(a)(c)	1,460	1,432,268
Series 2015-6BR, Class B, (3-mo. LIBOR US + 1.80%), 6.61%, 07/20/34(a)(c)	250	238,404
Benefit Street Partners CLO V-B Ltd., Series 2018- 5BA, Class A1A, (3-mo. LIBOR US + 1.09%), 5.90%, 04/20/31(a)(c)	1,000	989,512
Benefit Street Partners CLO VIII Ltd., Series 2015- 8A, Class A1AR, (3-mo. LIBOR US + 1.10%), 5.91%, 01/20/31(a)(c)	1,900	1,877,434
Benefit Street Partners CLO XIX Ltd., Series 2019- 19A, Class B, (3-mo. LIBOR US + 2.00%), 6.79%, 01/15/33(a)(c)	250	244,654
Betony CLO 2 Ltd., Series 2018-1A, Class A1,
(3-mo. LIBOR US + 1.08%), 5.88%, 04/30/31(a)(c)	250	246,555
BHG Securitization Trust
Series 2021-A, Class A, 1.42%, 11/17/33(a)	162	151,954
Series 2021-A, Class B, 2.79%, 11/17/33(a)	3,714	3,246,376
Series 2021-B, Class C, 2.24%, 10/17/34(a)	5,380	4,344,812
Series 2021-B, Class D, 3.17%, 10/17/34(a)	145	113,981
Series 2022-A, Class C, 3.08%, 02/20/35(a)	5,361	4,427,753
Series 2022-A, Class E, 4.30%, 02/20/35(a)	700	540,286
Series 2022-C, Class A, 5.32%, 10/17/35(a)	2,321	2,301,022
Series 2022-C, Class B, 5.93%, 10/17/35(a)	880	878,830
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class A1, (3-mo. LIBOR US + 1.26%), 6.06%, 10/19/34(a)(c)	320	312,934
Series 2021-2A, Class B, (3-mo. LIBOR US + 1.75%), 6.55%, 10/19/34(a)(c)	250	237,845
Birch Grove CLO Ltd.
Series 19A, Class BR, (3-mo. LIBOR US + 1.75%), 6.62%, 06/15/31(a)(c)	1,000	969,799
Series 19A, Class DR, (3-mo. LIBOR US + 3.35%), 8.22%, 06/15/31(a)(c)	500	472,486

Security	Par (000)	Value

Asset-Backed Securities (continued)
Birch Grove CLO Ltd.
Series 2021-3A, Class D1, (3-mo. LIBOR US + 3.20%), 8.00%, 01/19/35(a)(c)	USD 750	$677,622
BlueMountain CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. LIBOR US + 1.18%), 6.00%, 10/22/30(a)(c)	2,454	2,428,500
Series 2013-2A, Class BR, (3-mo. LIBOR US + 1.60%), 6.42%, 10/22/30(a)(c)	1,250	1,205,862
Series 2018-2A, Class B, (3-mo. LIBOR US + 1.70%), 6.56%, 08/15/31(a)(c)	700	674,564
BlueMountain CLO XXIII Ltd.
Series 2018-23A, Class A1, (3-mo. LIBOR US + 1.15%), 5.96%, 10/20/31(a)(c)	250	246,933
Series 2018-23A, Class B, (3-mo. LIBOR US + 1.70%), 6.51%, 10/20/31(a)(c)	750	717,570
Series 2018-23A, Class C, (3-mo. LIBOR US + 2.15%), 6.96%, 10/20/31(a)(c)	950	905,365
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. LIBOR US + 1.75%), 6.57%, 07/25/34(a)(c)	420	402,790
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3-mo. LIBOR US + 1.26%), 6.05%, 04/15/34(a)(c)	250	244,653
BlueMountain Fuji U.S. CLO III Ltd., Series 2017- 3A, Class B, (3-mo. LIBOR US + 1.38%), 6.17%, 01/15/30(a)(c)	550	527,608
BPCRE Ltd., Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 2.40%), 7.09%, 01/16/37(a)(c)	2,763	2,734,605
Bridge Street CLO II Ltd., Series 2021-1A, Class A1A, (3-mo. LIBOR US + 1.23%), 6.04%, 07/20/34(a)(c)	250	244,825
Bristol Park CLO Ltd.
Series 2016-1A, Class BR, (3-mo. LIBOR US + 1.45%), 6.24%, 04/15/29(a)(c)	350	340,154
Series 2016-1A, Class DR, (3-mo. LIBOR US + 2.95%), 7.74%, 04/15/29(a)(c)	250	223,365
Burnham Park CLO Ltd.
Series 2016-1A, Class AR, (3-mo. LIBOR US + 1.15%), 5.96%, 10/20/29(a)(c)	3,149	3,128,315
Series 2016-1A, Class BR, (3-mo. LIBOR US + 1.50%), 6.31%, 10/20/29(a)(c)	500	489,657
Series 2016-1A, Class DR, (3-mo. LIBOR US + 2.85%), 7.66%, 10/20/29(a)(c)	250	225,282
Carbone CLO Ltd., Series 2017-1A, Class A1, (3-mo. LIBOR US + 1.14%), 5.95%, 01/20/31(a)(c)	250	247,114
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3-mo. LIBOR US + 1.03%), 5.83%, 04/30/31(a)(c)	2,350	2,325,287
Carlyle Global Market Strategies CLO Ltd.
Series 2014-1A, Class A1R2, (3-mo. LIBOR US + 0.97%), 5.76%, 04/17/31(a)(c)	3,754	3,708,318
Series 2014-3RA, Class A1B, (3-mo. LIBOR US + 1.30%), 6.12%, 07/27/31(a)(c)	1,000	973,827
Carlyle U.S. CLO Ltd.
Series 2018-4A, Class B, (3-mo. LIBOR US + 2.07%), 6.88%, 01/20/31(a)(c)	2,430	2,359,432
Series 2021-10A, Class A, (3-mo. LIBOR US + 1.15%), 5.96%, 10/20/34(a)(c)	4,360	4,251,245
Series 2021-1A, Class A1, (3-mo. LIBOR US + 1.14%), 5.93%, 04/15/34(a)(c)	250	244,008

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A4, (1-mo. LIBOR US + 0.25%), 5.10%, 10/25/36(c)	USD 1,491	$1,143,950
Series 2006-NC4, Class A3, (1-mo. LIBOR US + 0.16%), 5.01%, 10/25/36(c)	32	30,436
Series 2007-FRE1, Class A3, (1-mo. LIBOR US + 0.26%), 5.11%, 02/25/37(c)	4,924	4,384,515
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3-mo. LIBOR US + 3.25%), 8.04%, 10/15/34(a)(c)	1,000	932,463
Series 2021-2A, Class E, (3-mo. LIBOR US + 6.75%), 11.54%, 10/15/34(a)(c)	1,250	1,100,456
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(c)	5,504	5,172,875
CBAM Ltd.
Series 2017-1A, Class A1, (3-mo. LIBOR US + 1.25%), 6.06%, 07/20/30(a)(c)	1,471	1,458,921
Series 2018-6A, Class B1R, (3-mo. CME Term SOFR + 2.36%), 7.02%, 01/15/31(a)(c)	1,000	974,746
Series 2018-7A, Class B1, (3-mo. LIBOR US + 1.60%), 6.41%, 07/20/31(a)(c)	500	484,478
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3-mo. LIBOR US + 1.08%), 5.89%, 04/20/34(a)(c)	750	731,471
Series 2013-1A, Class BRR, (3-mo. LIBOR US + 1.35%), 6.16%, 04/20/34(a)(c)	500	473,910
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3-mo. LIBOR US + 0.98%), 5.79%, 04/20/31(a)(c)	1,400	1,382,559
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. LIBOR US + 1.10%), 5.89%, 07/17/31(a)(c)	2,000	1,970,636
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3-mo. LIBOR US + 1.05%), 5.86%, 04/20/34(a)(c)	500	487,301
Cedar Funding VII CLO Ltd. Series 2018-7A, Class A1, (3-mo. LIBOR US + 1.00%), 5.81%, 01/20/31(a)(c)	350	346,406
Series 2018-7A, Class A2, (3-mo. LIBOR US + 1.13%), 5.94%, 01/20/31(a)(c)	250	241,054
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1R, (3-mo. LIBOR US + 1.15%), 5.94%, 10/17/34(a)(c)	2,750	2,680,024
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R, (3-mo. LIBOR US + 1.05%), 6.00%, 05/29/32(a)(c)	1,000	981,268
Series 2019-11A, Class A2R, (3-mo. LIBOR US + 1.35%), 6.30%, 05/29/32(a)(c)	250	243,380
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3-mo. LIBOR US + 1.60%), 6.39%, 07/15/33(a)(c)	1,000	964,344
CIFC Funding Ltd.
Series 2013-1A, Class A2R, (3-mo. LIBOR US + 1.75%), 6.54%, 07/16/30(a)(c)	250	244,298
Series 2013-2A, Class A1L2, (3-mo. LIBOR US + 1.00%), 5.80%, 10/18/30(a)(c)	1,570	1,553,799
Series 2014-2RA, Class A1, (3-mo. LIBOR US + 1.05%), 5.87%, 04/24/30(a)(c)	233	231,148
Series 2014-3A, Class A1R2, (3-mo. LIBOR US + 1.20%), 6.02%, 10/22/31(a)(c)	3,500	3,460,766
Series 2014-5A, Class A1R2, (3-mo. LIBOR US + 1.20%), 5.99%, 10/17/31(a)(c)	5,250	5,196,976

Security	Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2015-1A, Class ARR, (3-mo. LIBOR US + 1.11%), 5.93%, 01/22/31(a)(c)	USD 250	$247,738
Series 2017-5A, Class A1, (3-mo. LIBOR US + 1.18%), 5.97%, 11/16/30(a)(c)	237	234,682
Series 2018-1A, Class A, (3-mo. LIBOR US + 1.00%), 5.80%, 04/18/31(a)(c)	3,455	3,414,108
Series 2018-2A, Class A1, (3-mo. LIBOR US + 1.04%), 5.85%, 04/20/31(a)(c)	250	247,233
Series 2018-4A, Class A2, (3-mo. LIBOR US + 1.70%), 6.49%, 10/17/31(a)(c)	250	244,059
Series 2019-5A, Class A1R1, (3-mo. LIBOR US + 1.14%), 5.93%, 01/15/35(a)(c)	250	243,857
Series 2020-3A, Class A1R, (3-mo. LIBOR US + 1.13%), 5.94%, 10/20/34(a)(c)	7,000	6,829,957
Series 2021-4A, Class A, (3-mo. LIBOR US + 1.05%), 5.84%, 07/15/33(a)(c)	3,000	2,957,448
Series 2021-4A, Class B, (3-mo. LIBOR US + 1.58%), 6.37%, 07/15/33(a)(c)	2,500	2,428,235
Series 2021-4A, Class C, (3-mo. LIBOR US + 1.85%), 6.64%, 07/15/33(a)(c)	1,000	960,036
Series 2021-5A, Class A, (3-mo. LIBOR US + 1.14%), 5.93%, 07/15/34(a)(c)	1,700	1,660,646
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1-mo. LIBOR US + 0.20%), 5.05%, 05/25/37(c)	999	657,943
Series 2007-AHL2, Class A3C, (1-mo. LIBOR US + 0.27%), 5.12%, 05/25/37(c)	465	307,334
Series 2007-WFH2, Class M3, (1-mo. LIBOR US + 0.71%), 5.55%, 03/25/37(c)	5,000	4,592,867
Series 2007-WFH4, Class M3A, (1-mo. LIBOR US + 2.50%), 7.35%, 07/25/37(c)	1,000	935,526
Clear Creek CLO
Series 2015-1A, Class AR, (3-mo. LIBOR US + 1.20%), 6.01%, 10/20/30(a)(c)	235	232,211
Series 2015-1A, Class DR, (3-mo. LIBOR US + 2.95%), 7.76%, 10/20/30(a)(c)	330	308,175
Series 2015-1A, Class ER, (3-mo. LIBOR US + 6.30%), 11.11%, 10/20/30(a)(c)	1,000	854,705
College Ave Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)	660	580,073
Series 2021-B, Class C, 2.72%, 06/25/52(a)	2,670	2,258,158
Series 2021-B, Class D, 3.78%, 06/25/52(a)	500	424,460
Series 2021-C, Class B, 2.72%, 07/26/55(a)	406	349,654
Series 2021-C, Class C, 3.06%, 07/26/55(a)	3,764	3,094,559
Series 2021-C, Class D, 4.11%, 07/26/55(a)	270	224,691
Concord Music Royalties LLC, Series 2022-1A, Class A2, 6.50%, 01/20/73(a)	4,576	4,514,096
Conseco Finance Corp.
Series 1996-10, Class B1, 7.24%, 11/15/28(c)	44	41,950
Series 1998-4, Class M1, 6.83%, 04/01/30(c)	871	783,380
Series 1998-8, Class M1, 6.98%, 09/01/30(c)	933	843,262
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(c)	2,165	461,989
Series 2000-4, Class A6, 8.31%, 05/01/32(c)	2,157	436,624
Cook Park CLO Ltd., Series 2018-1A, Class B, (3-mo. LIBOR US + 1.40%), 6.19%, 04/17/30(a)(c)	250	243,400
Countrywide Asset-Backed Certificates
Series 2005-16, Class 1AF, 4.52%, 04/25/36(c)	1,495	1,293,947
Series 2006-11, Class 3AV2, (1-mo. LIBOR US + 0.16%), 5.01%, 09/25/46(c)	1	1,018

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates Series 2006-12, Class 1A, (1-mo. LIBOR US + 0.26%), 5.11%, 12/25/36(c)	USD 192	$171,935
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1-mo. LIBOR US + 0.27%), 4.95%, 03/15/34(c)	12	11,525
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(c)	5,296	5,082,021
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.04%, 12/25/36(b)	16	12,836
Series 2006-MH1, Class B1, 6.75%, 10/25/36(a)(b)	1,908	1,813,313
Series 2006-SL1, Class A3, (1-mo. LIBOR US + 0.44%), 5.29%, 09/25/36(a)(c)	5,652	336,701
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B, (1-mo. LIBOR US + 0.30%), 4.98%, 12/15/33(a)(c)	6	5,758
Series 2006-RES, Class 5B1B, (1-mo. LIBOR US + 0.19%), 4.87%, 05/15/35(a)(c)	2	2,163
CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, Class 2A, (1-mo. LIBOR US + 0.18%), 4.86%, 05/15/36(c)	690	659,276
Deer Creek CLO Ltd.
Series 2017-1A, Class A, (3-mo. LIBOR US + 1.18%), 5.99%, 10/20/30(a)(c)	936	925,905
Series 2017-1A, Class B, (3-mo. LIBOR US + 1.65%), 6.46%, 10/20/30(a)(c)	750	732,244
Dewolf Park CLO Ltd.
Series 2017-1A, Class AR, (3-mo. LIBOR US + 0.92%), 5.71%, 10/15/30(a)(c)	8,000	7,895,778
Series 2017-1A, Class CR, (3-mo. LIBOR US + 1.85%), 6.64%, 10/15/30(a)(c)	500	480,443
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3-mo. LIBOR US + 1.24%), 6.03%, 07/15/36(a)(c)	1,030	1,009,000
Diameter Capital CLO 2 Ltd.
Series 2021-2A, Class A1, (3-mo. LIBOR US + 1.22%), 6.01%, 10/15/36(a)(c)	250	243,577
Series 2021-2A, Class A2, (3-mo. LIBOR US + 1.75%), 6.54%, 10/15/36(a)(c)	500	485,525
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1A, (3-mo. CME Term SOFR + 1.39%), 6.05%, 04/15/37(a)(c)	470	458,256
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. LIBOR US + 1.10%), 5.89%, 01/15/31(a)(c)	1,250	1,236,908
Dryden 40 Senior Loan Fund, Series 2015-40A, Class CR, (3-mo. LIBOR US + 2.10%), 6.96%, 08/15/31(a)(c)	1,200	1,154,646
Dryden 42 Senior Loan Fund, Series 2016-42A, Class CR, (3-mo. LIBOR US + 2.05%), 6.84%, 07/15/30(a)(c)	250	239,384
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3-mo. LIBOR US + 1.04%), 5.85%, 04/20/34(a)(c)	1,620	1,585,456
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. LIBOR US + 1.70%), 6.49%, 10/15/30(a)(c)	7,240	7,024,332

Security	Par (000)	Value

Asset-Backed Securities (continued)
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, (3-mo. LIBOR US + 0.95%), 5.75%, 07/18/30(a)(c)	USD 972	$957,659
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3-mo. LIBOR US + 1.12%), 5.91%, 01/15/31(a)(c)	2,000	1,978,508
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3-mo. LIBOR US + 1.50%), 6.29%, 07/17/31(a)(c)	250	242,939
Dryden 60 CLO Ltd., Series 2018-60A, Class A, (3-mo. LIBOR US + 1.05%), 5.84%, 07/15/31(a)(c)	250	246,729
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3-mo. LIBOR US + 1.60%), 6.40%, 07/18/30(a)(c)	500	486,383
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3-mo. LIBOR US + 1.12%), 6.04%, 05/20/34(a)(c)	2,000	1,952,462
Series 2020-77A, Class XR, (3-mo. LIBOR US + 1.00%), 5.92%, 05/20/34(a)(c)	203	202,047
Dryden 78 CLO Ltd., Series 2020-78A, Class B, (3-mo. LIBOR US + 1.50%), 6.29%, 04/17/33(a)(c)	250	240,039
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (3-mo. LIBOR US + 1.20%), 6.06%, 08/15/30(a)(c)	1,203	1,194,217
Eaton Vance CLO Ltd.
Series 2014-1RA, Class A2, (3-mo. LIBOR US + 1.49%), 6.28%, 07/15/30(a)(c)	250	244,995
Series 2018-1A, Class A2, (3-mo. LIBOR US + 1.45%), 6.24%, 10/15/30(a)(c)	250	241,701
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)	836	786,038
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A, 1.80%, 11/25/45(a)	271	236,065
Series 2021-A, Class B, 3.50%, 11/25/50(a)	1,200	960,231
EDvestinU Private Education Loan Issue No. 4 LLC, Series 2022-A, Class A, 5.25%, 11/25/40(a)	1,186	1,151,284
Elmwood CLO 15 Ltd. Series 2022-2A, Class A1, (3-mo. CME Term SOFR + 1.34%), 5.99%, 04/22/35(a)(c)	10,590	10,360,900
Series 2022-2A, Class D, (3-mo. CME Term SOFR + 3.67%), 8.32%, 04/22/35(a)(c)	1,625	1,496,198
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3-mo. LIBOR US + 1.45%), 6.26%, 10/20/33(a)(c)	250	248,358
Elmwood CLO II Ltd., Series 2019-2A, Class AR, (3-mo. LIBOR US + 1.15%), 5.96%, 04/20/34(a)(c)	2,250	2,196,503
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3-mo. LIBOR US + 1.24%), 6.03%, 04/15/33(a)(c)	500	492,766
Elmwood CLO X Ltd., Series 2021-3A, Class C, (3-mo. LIBOR US + 1.95%), 6.76%, 10/20/34(a)(c)	6,300	6,084,681
Elmwood CLO XII Ltd., Series 2021-5A, Class A, (3-mo. LIBOR US + 1.15%), 5.96%, 01/20/35(a)(c)	960	933,746

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
FBR Securitization Trust, Series 2005-5, Class M2, (1-mo. LIBOR US + 0.71%), 5.55%, 11/25/35(c)	USD 2,519	$2,436,832
Fillmore Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. LIBOR US + 1.34%), 6.13%, 07/15/30(a)(c)	250	244,295
First Franklin Mortgage Loan Trust
Series 2006-FF16, Class 2A3, (1-mo. LIBOR US + 0.28%), 5.13%, 12/25/36(c)	488	203,473
Series 2006-FF17, Class A5, (1-mo. LIBOR US + 0.15%), 5.00%, 12/25/36(c)	1,612	1,458,456
FirstKey Homes Trust
Series 2020-SFR1, Class G, 4.78%, 08/17/37(a)	3,650	3,349,159
Series 2021-SFR1, Class F1, 3.24%, 08/17/38(a)	4,464	3,791,411
Series 2021-SFR2, Class F1, 2.91%, 09/17/38(a)	5,500	4,719,299
Series 2022-SFR1, Class E1, 5.00%, 05/17/39(a)	4,000	3,691,046
Series 2022-SFR2, Class E1, 4.50%, 07/17/39(a)	2,681	2,369,526
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.21%), 5.87%, 04/17/31(a)(c)	1,250	1,233,976
Flatiron CLO 19 Ltd.
Series 2019-1A, Class AR, (3-mo. LIBOR US + 1.08%), 5.95%, 11/16/34(a)(c)	500	490,241
Series 2019-1A, Class DR, (3-mo. LIBOR US + 3.00%), 7.87%, 11/16/34(a)(c)	900	839,405
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(a)	2,144	1,972,967
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1-mo. LIBOR US + 0.28%), 5.13%, 02/25/37(c)	2,120	1,621,424
FS Rialto Issuer Ltd.
Series 2021-FL3, Class A, (1-mo. LIBOR US + 1.25%), 5.98%, 11/16/36(a)(c)	2,205	2,165,150
Series 2022-FL4, Class A, (SOFR (30-day) + 1.90%), 6.46%, 01/19/39(a)(c)	10,901	10,683,726
Series 2022-FL5, Class A, (1-mo. CME Term SOFR + 2.30%), 7.00%, 06/19/37(a)(c)	2,721	2,697,856
Series 2022-FL6, Class A, (1-mo. CME Term SOFR + 2.58%), 7.27%, 08/17/37(a)(c)	6,015	5,960,708
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1RR, (3-mo. LIBOR US + 0.95%), 5.77%, 07/24/30(a)(c)	492	486,290
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, (3-mo. LIBOR US + 1.00%), 5.81%, 04/20/31(a)(c)	3,000	2,962,980
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3-mo. LIBOR US + 1.20%), 5.99%, 04/16/34(a)(c)	1,000	976,901
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3-mo. LIBOR US + 1.02%), 5.89%, 05/16/31(a)(c)	2,330	2,294,119
Generate CLO 2 Ltd.
Series 2A, Class AR, (3-mo. LIBOR US + 1.15%), 5.97%, 01/22/31(a)(c)	1,220	1,205,014
Series 2A, Class BR, (3-mo. LIBOR US + 1.45%), 6.27%, 01/22/31(a)(c)	250	242,153
Series 2A, Class ER, (3-mo. LIBOR US + 5.65%), 10.47%, 01/22/31(a)(c)	1,000	869,127

Security	Par (000)	Value

Asset-Backed Securities (continued)
Generate CLO 3 Ltd., Series 3A, Class AR, (3-mo. LIBOR US + 1.25%), 6.06%, 10/20/29(a)(c)	USD 826	$819,765
Generate CLO 6 Ltd.
Series 6A, Class A1R, (3-mo. LIBOR US + 1.20%), 6.02%, 01/22/35(a)(c)	250	242,881
Series 6A, Class DR, (3-mo. LIBOR US + 3.50%), 8.32%, 01/22/35(a)(c)	4,500	4,105,576
Generate CLO 7 Ltd., Series 7A, Class A1, (3-mo. LIBOR US + 1.37%), 6.19%, 01/22/33(a)(c)	250	245,208
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (3-mo. LIBOR US + 1.19%), 5.98%, 10/15/30(a)(c)	250	247,617
GoldenTree Loan Management U.S. CLO 1 Ltd.
Series 2017-1A, Class A1R2, (3-mo. LIBOR US + 1.02%), 5.83%, 04/20/34(a)(c)	250	244,392
Series 2021-11A, Class A, (3-mo. LIBOR US + 1.13%), 5.94%, 10/20/34(a)(c)	5,530	5,395,308
Series 2021-11A, Class E, (3-mo. LIBOR US + 5.35%), 10.16%, 10/20/34(a)(c)	1,750	1,574,169
Series 2021-11A, Class EJ, (3-mo. LIBOR US + 7.75%), 12.56%, 10/20/34(a)(c)	1,000	917,122
Series 2021-9A, Class E, (3-mo. LIBOR US + 4.75%), 9.56%, 01/20/33(a)(c)	1,000	831,037
GoldenTree Loan Management U.S. CLO 10 Ltd., Series 2021-10A, Class A, (3-mo. LIBOR US + 1.10%), 5.91%, 07/20/34(a)(c)	250	242,817
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class AJ, (3-mo. LIBOR US + 1.30%), 6.11%, 04/20/30(a)(c)	850	836,787
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3-mo. LIBOR US + 1.11%), 5.91%, 10/29/29(a)(c)	727	722,283
Series 2014-9A, Class BR2, (3-mo. LIBOR US + 1.60%), 6.40%, 10/29/29(a)(c)	250	245,896
Series 2014-9A, Class ER2, (3-mo. LIBOR US + 5.66%), 10.46%, 10/29/29(a)(c)	750	694,686
GoldenTree Loan Opportunities XI Ltd.,
Series 2015-11A, Class AR2, (3-mo. LIBOR US + 1.07%), 5.87%, 01/18/31(a)(c)	500	495,075
Goldman Home Improvement Trust
Series 2021-GRN2, Class B, 1.97%, 06/25/51(a)	2,476	2,204,129
Series 2022-GRN2, Class A, 6.80%, 10/25/52(a)	2,116	2,111,830
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3-mo. LIBOR US + 6.70%), 11.51%, 07/20/34(a)(c)	250	220,878
Series 2021-55A, Class A, (3-mo. LIBOR US + 1.20%), 6.01%, 07/20/34(a)(c)	330	322,049
Series 2021-58A, Class A1, (3-mo. LIBOR US + 1.18%), 6.00%, 01/25/35(a)(c)	1,780	1,729,538
GoodLeap Sustainable Home Solutions Trust
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)	3,683	2,915,526
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)	2,863	2,727,770
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)	2,600	2,538,821
Gracie Point International Funding
Series 2021-1A, Class A, (1-mo. LIBOR US + 0.75%), 5.41%, 11/01/23(a)(c)	4,288	4,285,252
Series 2022-2A, Class A, (SOFR (30-day) + 2.75%), 7.37%, 07/01/24(a)(c)	5,101	5,102,512
Series 2022-2A, Class B, (SOFR (30-day) + 3.35%), 7.97%, 07/01/24(a)(c)	2,032	2,032,567
Series 2022-3A, Class A, (SOFR (30-day) + 3.25%), 7.77%, 11/01/24(a)(c)	3,043	3,047,767

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Greystone CRE Notes Ltd., Series 2021-FL3, Class A, (1-mo. CME Term SOFR + 1.13%), 5.96%, 07/15/39(a)(c)	USD 849	$825,670
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.20%, 04/15/33(a)(c)	500	492,381
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1-mo. LIBOR US + 0.70%), 5.55%, 12/25/35(c)	283	116,674
Series 2006-4, Class 1A1, 3.60%, 03/25/36(c)	729	507,315
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)	25	4,941
GSAMP Trust
Series 2007-H1, Class A1B, (1-mo. LIBOR US + 0.40%), 5.25%, 01/25/47(c)	11	5,348
Series 2007-HS1, Class M5, (1-mo. LIBOR US + 3.38%), 8.22%, 02/25/47(c)	3,566	3,487,034
Series 2007-HS1, Class M7, (1-mo. LIBOR US + 3.38%), 8.22%, 02/25/47(c)	3,000	2,680,987
Gulf Stream Meridian 1 Ltd.
Series 2020-IA, Class A1, (3-mo. LIBOR US + 1.37%), 6.16%, 04/15/33(a)(c)	250	245,907
Series 2020-IA, Class B, (3-mo. LIBOR US + 2.00%), 6.79%, 04/15/33(a)(c)	250	239,663
Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A1, (3-mo. LIBOR US + 1.32%), 6.11%, 04/15/34(a)(c)	250	244,782
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3-mo. LIBOR US + 1.20%), 5.99%, 07/15/34(a)(c)	9,250	9,067,689
Series 2021-4A, Class A2, (3-mo. LIBOR US + 1.85%), 6.64%, 07/15/34(a)(c)	1,000	973,914
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3-mo. LIBOR US + 1.80%), 6.59%, 07/15/34(a)(c)	650	632,732
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A1, (3-mo. CME Term SOFR + 1.36%), 5.99%, 07/15/35(a)(c)	2,420	2,353,481
Highbridge Loan Management Ltd.
Series 3A-2014, Class A1R, (3-mo. LIBOR US + 1.18%), 5.98%, 07/18/29(a)(c)	314	311,745
Series 7A-2015, Class BR, (3-mo. LIBOR US + 1.18%), 6.04%, 03/15/27(a)(c)	250	249,772
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(a)	3,919	3,675,707
Home Equity Asset Trust, Series 2006-3, Class M2, (1-mo. LIBOR US + 0.60%), 5.45%, 07/25/36(c) .	280	247,530
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1-mo. LIBOR US + 2.03%), 4.07%, 07/25/34(c)	16	15,733
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)	5,810	5,038,342
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3-mo. LIBOR US + 1.14%), 5.95%, 04/20/34(a)(c)	7,260	7,094,884
Series 6A-2015, Class A1R, (3-mo. LIBOR US + 1.00%), 5.81%, 02/05/31(a)(c)	745	738,611
ICG U.S. CLO Ltd.
Series 2014-3A, Class A1RR, (3-mo. LIBOR US + 1.03%), 5.85%, 04/25/31(a)(c)	249	245,554
Series 2015-1A, Class A1R, (3-mo. LIBOR US + 1.14%), 5.94%, 10/19/28(a)(c)	717	711,725

Security	Par (000)	Value

Asset-Backed Securities (continued)
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3-mo. LIBOR US + 2.15%), 6.96%, 04/20/32(a)(c)	USD 250	$243,497
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3-mo. LIBOR US + 1.34%), 6.13%, 04/15/33(a)(c)	1,750	1,721,105
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (1-mo. LIBOR US + 0.80%), 5.65%, 07/25/36(c)	3,498	2,976,840
Kapitus Asset Securitization LLC, Series 2022-1A, Class A, 3.38%, 07/10/28(a)	3,913	3,676,272
KeyCorp Student Loan Trust, Series 2004-A, Class 2D, (3-mo. LIBOR US + 1.25%), 6.07%, 07/28/42(c)	3,190	2,946,508
KKR CLO 10 Ltd., Series 10, Class BR, (3-mo. LIBOR US + 1.70%), 6.57%, 09/15/29(a)(c)	640	628,253
KKR CLO 17 Ltd., Series 17, Class AR, (3-mo. LIBOR US + 1.08%), 5.87%, 04/15/34(a)(c)	500	485,552
KKR CLO 23 Ltd., Series 23, Class E, (3-mo. LIBOR US + 6.00%), 10.81%, 10/20/31(a)(c)	500	422,677
LCM 26 Ltd., Series 26A, Class A1, (3-mo. LIBOR US + 1.07%), 5.88%, 01/20/31(a)(c)	2,000	1,971,902
LCM XVIII LP, Series 18A, Class A1R, (3-mo. LIBOR US + 1.02%), 5.83%, 04/20/31(a)(c)	250	246,512
LCM XX LP, Series 20A, Class BR, (3-mo. LIBOR US + 1.55%), 6.36%, 10/20/27(a)(c)	640	632,568
LCM XXI LP
Series 21A, Class AR, (3-mo. LIBOR US + 0.88%), 5.69%, 04/20/28(a)(c)	86	85,252
Series 21A, Class BR, (3-mo. LIBOR US + 1.40%), 6.21%, 04/20/28(a)(c)	250	247,404
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(c)	4,145	3,862,757
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(d)	507	62,571
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(c)	619	482,751
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33	541	493,624
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1-mo. LIBOR US + 0.09%), 4.94%, 06/25/37(a)(c)	78	54,198
Lending Funding Trust, Series 2020-2A, Class A, 2.32%, 04/21/31(a)	4,680	4,205,633
LendingPoint Pass-Through Trust
Series 2022-ST1, Class A, 2.50%, 03/15/28(a)	2,461	2,351,848
Series 2022-ST2, Class A, 3.25%, 04/15/28(a)	3,153	3,030,757
Lendmark Funding Trust
Series 2019-2A, Class A, 2.78%, 04/20/28(a)	2,082	2,046,340
Series 2021-2A, Class B, 2.37%, 04/20/32(a)	4,630	3,853,184
Series 2021-2A, Class C, 3.09%, 04/20/32(a)	1,610	1,312,588
Series 2021-2A, Class D, 4.46%, 04/20/32(a)	3,500	2,673,088
Series 2022-1A, Class A, 5.12%, 07/20/32(a)	4,589	4,513,604
LoanCore Issuer Ltd., Series 2022-CRE7, Class A, (1-mo. SOFR + 1.55%), 6.11%, 01/17/37(a)(c)	13,120	12,691,897
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(a)	928	764,215
Series 2021-1GS, Class A, 2.29%, 01/20/48(a)	2,685	2,118,845
Series 2021-2GS, Class A, 2.22%, 03/20/48(a)	3,565	2,798,327
Logan CLO I Ltd., Series 2021-1A, Class A, (3-mo. LIBOR US + 1.16%), 5.97%, 07/20/34(a)(c)	4,000	3,906,391
Long Beach Mortgage Loan Trust Series 2006-2, Class 1A, (1-mo. LIBOR US + 0.36%), 5.21%, 03/25/46(c)	661	538,013

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Long Beach Mortgage Loan Trust Series 2006-5, Class 2A3, (1-mo. LIBOR US + 0.30%), 5.15%, 06/25/36(c)	USD 3,122	$1,464,931
Series 2006-7, Class 2A3, (1-mo. LIBOR US + 0.32%), 5.17%, 08/25/36(c)	5,766	2,388,595
Series 2006-7, Class 2A4, (1-mo. LIBOR US + 0.48%), 5.33%, 08/25/36(c)	1,331	553,723
Series 2006-9, Class 2A3, (1-mo. LIBOR US + 0.32%), 5.17%, 10/25/36(c)	2,018	622,362
Series 2006-WL3, Class 2A4, (1-mo. LIBOR US + 0.60%), 5.45%, 01/25/36(c)	3,357	2,980,822
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3-mo. LIBOR US + 1.38%), 6.17%, 01/17/30(a)(c)	820	788,267
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3-mo. LIBOR US + 0.90%), 5.72%, 07/23/29(a)(c)	2,047	2,023,765
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3-mo. LIBOR US + 0.95%), 5.75%, 04/19/30(a)(c)	796	790,377
Series 2014-13A, Class BR2, (3-mo. LIBOR US + 1.50%), 6.30%, 04/19/30(a)(c)	600	590,622
Madison Park Funding XIX Ltd., Series 2015-19A, Class A1R2, (3-mo. LIBOR US + 0.92%), 5.74%, 01/22/28(a)(c)	264	261,627
Madison Park Funding XLI Ltd., Series 12A, Class AR, (3-mo. LIBOR US + 0.83%), 5.65%, 04/22/27(a)(c)	589	585,049
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. LIBOR US + 6.25%), 11.05%, 10/19/34(a)(c)	750	711,951
Madison Park Funding XLVIII Ltd., Series 2021- 48A, Class C, (3-mo. LIBOR US + 2.00%), 6.80%, 04/19/33(a)(c)	282	273,333
Madison Park Funding XVII Ltd., Series 2015-17A, Class CR2, (3-mo. LIBOR US + 1.90%), 6.72%, 07/21/30(a)(c)	494	475,311
Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3-mo. LIBOR US + 0.94%), 5.76%, 10/21/30(a)(c)	3,447	3,403,485
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, (3-mo. LIBOR US + 0.97%), 5.79%, 07/27/31(a)(c)	989	977,651
Madison Park Funding XXIV Ltd., Series 2016- 24A, Class BR, (3-mo. CME Term SOFR + 2.01%), 6.65%, 10/20/29(a)(c)	490	484,199
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (3-mo. LIBOR US + 1.20%), 6.00%, 07/29/30(a)(c)	2,789	2,770,536
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3-mo. LIBOR US + 4.95%), 9.74%, 04/15/29(a)(c)	1,000	898,662
Series 2018-30X, Class E, (3-mo. LIBOR US + 4.95%), 9.74%, 04/15/29(c)(e)	250	224,666
Madison Park Funding XXXI Ltd., Series 2018- 31A, Class B, (3-mo. LIBOR US + 1.70%), 6.52%, 01/23/31(a)(c)	250	243,797
Madison Park Funding XXXIII Ltd., Series 2019- 33A, Class AR, (3-mo. CME Term SOFR + 1.29%), 5.95%, 10/15/32(a)(c)	1,790	1,774,055

Security	Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXXVII Ltd., Series 2019- 37A, Class AR, (3-mo. LIBOR US + 1.07%), 5.86%, 07/15/33(a)(c)	USD 2,130	$2,095,294
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class A, (3-mo. LIBOR US + 1.12%), 5.91%, 07/17/34(a)(c)	1,250	1,219,732
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. LIBOR US + 3.65%), 8.47%, 01/22/35(a)(c)	750	688,768
Mariner CLO LLC, Series 2016-3A, Class AR2, (3-mo. LIBOR US + 0.99%), 5.81%, 07/23/29(a)(c)	165	163,995
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 07/20/32(a)	1,699	1,680,493
Series 2019-AA, Class C, 4.01%, 07/20/32(a)	2,060	1,983,325
Series 2021-AA, Class A, 1.86%, 03/20/36(a)	700	622,403
Series 2021-AA, Class B, 2.33%, 03/20/36(a)	1,620	1,371,226
Series 2021-AA, Class C, 2.96%, 03/20/36(a)	2,850	2,383,961
Series 2021-BA, Class C, 2.66%, 11/20/36(a)	4,403	3,664,183
Series 2021-BA, Class D, 3.42%, 11/20/36(a)	980	781,895
Series 2021-BA, Class E, 4.68%, 11/20/36(a)	3,620	2,778,455
Series 2022-AA, Class A, 6.45%, 10/20/37(a)	4,418	4,462,405
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M8, (1-mo. LIBOR US + 1.86%), 6.71%, 06/25/35(c)	1,119	1,082,996
Series 2006-AM2, Class A4, (1-mo. LIBOR US + 0.52%), 5.37%, 06/25/36(a)(c)	263	229,535
Series 2006-WMC2, Class A4, (1-mo. LIBOR US + 0.30%), 5.15%, 04/25/36(c)	3,415	866,588
Series 2007-HE1, Class A4, (1-mo. LIBOR US + 0.28%), 5.13%, 05/25/37(c)	83	63,706
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1-mo. LIBOR US + 0.26%), 5.11%, 06/25/46(a)(c)	14	12,926
Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.50%, 09/21/26(a)	9,191	8,625,029
MERIT Securities Corp., Series 13, Class M2, 7.88%, 12/28/33(b)	962	780,530
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2C, (1-mo. LIBOR US + 0.48%), 5.33%, 05/25/37(c)	1,781	1,329,978
Series 2007-H1, Class 1A2, (1-mo. LIBOR US + 3.50%), 8.35%, 10/25/37(c)	2,681	2,416,031
Merrill Lynch Mortgage Investors Trust,
Series 2006-OPT1, Class M1, (1-mo. LIBOR US + 0.26%), 5.11%, 08/25/37(c)	1,749	1,381,597
MF1 LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.64%), 7.39%, 09/17/37(a)(c)	2,138	2,117,603
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.15%), 6.91%, 06/19/37(a)(c)	2,844	2,814,539
MF1 Ltd., Series 2021-FL7, Class A, (1-mo. LIBOR US + 1.08%), 5.84%, 10/16/36(a)(c)	517	500,715
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3-mo. LIBOR US + 0.97%), 5.79%, 04/21/31(a)(c)	1,230	1,217,954
Mill City Solar Loan Ltd.
Series 2019-1A, Class A, 4.34%, 03/20/43(a)	1,165	1,072,677
Series 2019-2GS, Class A, 3.69%, 07/20/43(a)	1,977	1,801,308
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-NC1, Class A2D, (1-mo. LIBOR US + 0.22%), 5.07%, 11/25/36(c)	5,324	2,578,725

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-SEA1, Class 2A1, (1-mo. LIBOR US + 1.90%), 6.75%, 02/25/47(a)(c)	USD 68	$63,273
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)	1,133	1,054,749
Series 2019-1A, Class A, 4.37%, 12/21/43(a)	1,768	1,663,117
Series 2019-2A, Class A, 2.88%, 09/20/40(a)	268	238,266
Series 2020-2A, Class B, 2.21%, 08/20/46(a)	1,507	1,289,987
Series 2021-1A, Class B, 2.05%, 12/20/46(a)	417	336,873
Series 2021-2A, Class B, 2.09%, 04/22/47(a)	3,755	2,969,451
Series 2022-2A, Class A, 4.38%, 01/21/53(a)	1,021	971,246
Series 2022-3A, Class A, 6.10%, 06/20/53(a)	894	927,245
Series 2023-1A, Class A, 5.32%, 06/20/53(a)	3,046	2,994,337
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3-mo. LIBOR US + 1.60%), 6.41%, 10/20/30(a)(c)	250	243,199
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1-mo. LIBOR US + 0.41%), 5.26%, 04/25/37(c)	380	338,552
Navient Private Education Loan Trust, Series 2020- IA, Class B, 2.95%, 04/15/69(a)	1,880	1,547,957
Navient Private Education Refi Loan Trust
Series 2018-DA, Class A2A, 4.00%, 12/15/59(a) .	1,014	977,655
Series 2019-D, Class A2A, 3.01%, 12/15/59(a)	3,117	2,925,663
Series 2020-CA, Class A2B, (1-mo. LIBOR US + 1.60%), 6.28%, 11/15/68(a)(c)	3,377	3,346,134
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 5.76%, 04/15/60(a)(c)	1,400	1,284,866
Series 2021-DA, Class B, 2.61%, 04/15/60(a)	1,110	1,037,113
Series 2021-DA, Class C, 3.48%, 04/15/60(a)	5,000	4,471,942
Series 2021-DA, Class D, 4.00%, 04/15/60(a)	5,000	4,538,164
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)	1,484	1,415,113
Nelnet Student Loan Trust
Series 2021-A, Class A1, (1-mo. LIBOR US + 0.80%), 5.56%, 04/20/62(a)(c)	1,696	1,661,600
Series 2021-A, Class A2, (1-mo. LIBOR US + 1.03%), 5.79%, 04/20/62(a)(c)	2,680	2,552,412
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)	2,316	2,077,157
Series 2021-A, Class B2, 2.85%, 04/20/62(a)	1,640	1,359,904
Series 2021-A, Class C, 3.75%, 04/20/62(a)	124	105,322
Series 2021-A, Class D, 4.93%, 04/20/62(a)	735	625,415
Series 2021-BA, Class B, 2.68%, 04/20/62(a)	8,450	6,943,825
Series 2021-BA, Class C, 3.57%, 04/20/62(a)	386	322,604
Series 2021-BA, Class D, 4.75%, 04/20/62(a)(d)	8,380	7,222,722
Series 2021-CA, Class B, 2.53%, 04/20/62(a)	5,370	4,332,475
Series 2021-CA, Class C, 3.36%, 04/20/62(a)	2,770	2,287,576
Series 2021-CA, Class D, 4.44%, 04/20/62(a)	5,590	4,574,764
Series 2021-DA, Class B, 2.90%, 04/20/62(a)	4,800	4,012,959
Series 2021-DA, Class C, 3.50%, 04/20/62(a)	2,700	2,227,934
Series 2021-DA, Class D, 4.38%, 04/20/62(a)	680	547,405
Neuberger Berman CLO XIV Ltd., Series 2013- 14A, Class AR2, (3-mo. LIBOR US + 1.03%), 5.83%, 01/28/30(a)(c)	796	788,644
Neuberger Berman CLO XVII Ltd., Series 2014- 17A, Class AR2, (3-mo. LIBOR US + 1.03%), 5.85%, 04/22/29(a)(c)	1,223	1,211,776
Neuberger Berman CLO XX Ltd. Series 2015-20A, Class ARR, (3-mo. LIBOR US + 1.16%), 5.95%, 07/15/34(a)(c)	525	511,883
Series 2015-20A, Class DRR, (3-mo. LIBOR US + 2.95%), 7.74%, 07/15/34(a)(c)	1,000	935,835

Security	Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ERR, (3-mo. LIBOR US + 6.50%), 11.29%, 07/15/34(a)(c)	USD 750	$690,117
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3-mo. LIBOR US + 1.65%), 6.44%, 10/17/30(a)(c)	250	244,624
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class AR, (3-mo. LIBOR US + 0.92%), 5.72%, 10/18/30(a)(c)	4,050	4,009,929
Neuberger Berman Loan Advisers CLO 29 Ltd., Series 2018-29A, Class A2, (3-mo. LIBOR US + 1.40%), 6.20%, 10/19/31(a)(c)	250	242,499
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class BR, (3-mo. CME Term SOFR + 1.75%), 6.39%, 01/20/35(a)(c)	1,000	972,542
Neuberger Berman Loan Advisers CLO 35 Ltd., Series 2019-35A, Class C, (3-mo. LIBOR US + 2.60%), 7.40%, 01/19/33(a)(c)	250	244,274
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3-mo. LIBOR US + 1.10%), 5.89%, 07/16/35(a)(c)	3,000	2,925,950
Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, (3-mo. LIBOR US + 1.13%), 5.92%, 10/14/35(a)(c)	5,000	4,878,498
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021-46A, Class B, (3-mo. LIBOR US + 1.65%), 6.46%, 01/20/36(a)(c)	250	241,687
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class F, 4.00%, 09/04/39(a)	3,692	2,953,357
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1-mo. LIBOR US + 0.40%), 5.25%, 10/25/36(a)(c)	148	164,313
NovaStar Mortgage Funding Trust, Series 2006-5, Class A2D, (1-mo. LIBOR US + 0.48%), 5.33%, 11/25/36(c)	3,912	1,304,192
Oakwood Mortgage Investors, Inc.
Series 1999-C, Class A2, 7.48%, 08/15/27	2,283	1,905,740
Series 2001-D, Class A2, 5.26%, 01/15/19(c)	28	12,602
Series 2002-A, Class M1, 7.76%, 03/15/32(c)	2,161	1,927,741
Series 2002-C, Class M1, 6.89%, 11/15/32(c)	2,485	2,416,917
Ocean Trails CLO V, Series 2014-5A, Class BRR, (3-mo. LIBOR US + 1.95%), 6.77%, 10/13/31(a)(c)	500	484,859
OCP CLO Ltd.
Series 2016-12A, Class BR2, (3-mo. CME Term SOFR + 1.81%), 6.44%, 04/18/33(a)(c)	3,000	2,877,977
Series 2017-13A, Class A1AR, (3-mo. LIBOR US + 0.96%), 5.75%, 07/15/30(a)(c)	1,250	1,231,320
Series 2017-13A, Class A2R, (3-mo. LIBOR US + 1.55%), 6.34%, 07/15/30(a)(c)	250	239,600
Series 2019-16A, Class AR, (3-mo. LIBOR US + 1.00%), 5.81%, 04/10/33(a)(c)	1,490	1,463,524
Series 2020-18A, Class AR, (3-mo. LIBOR US + 1.09%), 5.90%, 07/20/32(a)(c)	1,100	1,083,556
Series 2021-22A, Class A, (3-mo. LIBOR US + 1.18%), 5.99%, 12/02/34(a)(c)	2,020	1,961,488
Octagon 56 Ltd., Series 2021-1A, Class B, (3-mo. LIBOR US + 1.65%), 6.44%, 10/15/34(a)(c)	250	237,432
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3-mo. LIBOR US + 0.96%), 5.75%, 04/16/31(a)(c)	3,000	2,960,560

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners 29 Ltd., Series 2016- 1A, Class AR, (3-mo. LIBOR US + 1.18%), 6.00%, 01/24/33(a)(c)	USD 250	$244,998
Octagon Investment Partners 33 Ltd., Series 2017- 1A, Class A1, (3-mo. LIBOR US + 1.19%), 6.00%, 01/20/31(a)(c)	1,100	1,088,240
Octagon Investment Partners 36 Ltd., Series 2018- 1A, Class A1, (3-mo. LIBOR US + 0.97%), 5.76%, 04/15/31(a)(c)	250	247,023
Octagon Investment Partners 37 Ltd., Series 2018- 2A, Class A2, (3-mo. LIBOR US + 1.58%), 6.40%, 07/25/30(a)(c)	650	631,066
Octagon Investment Partners 51 Ltd., Series 2021- 1A, Class A, (3-mo. LIBOR US + 1.15%), 5.96%, 07/20/34(a)(c)	1,250	1,220,125
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3-mo. LIBOR US + 1.35%), 6.15%, 07/19/30(a)(c)	350	345,671
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3-mo. LIBOR US + 1.00%), 5.82%, 01/25/31(a)(c)	1,000	990,000
Series 2013-1A, Class A2R2, (3-mo. LIBOR US + 1.10%), 5.92%, 01/25/31(a)(c)	500	483,355
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3-mo. LIBOR US + 1.15%), 5.97%, 04/21/34(a)(c)	1,500	1,469,793
OHA Credit Funding 3 Ltd., Series 2019-3A, Class AR, (3-mo. LIBOR US + 1.14%), 5.95%, 07/02/35(a)(c)	250	244,340
OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3-mo. LIBOR US + 1.15%), 5.97%, 10/22/36(a)(c)	1,000	974,369
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3-mo. LIBOR US + 1.45%), 6.25%, 04/18/33(a)(c)	300	289,039
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR, (3-mo. LIBOR US + 1.14%), 5.95%, 07/20/34(a)(c)	670	655,915
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3-mo. CME Term SOFR + 1.30%), 5.93%, 02/24/37(a)(c)	770	752,176
OHA Credit Partners VII Ltd., Series 2012-7A, Class CR3, (3-mo. LIBOR US + 1.80%), 6.72%, 02/20/34(a)(c)	706	672,016
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3-mo. LIBOR US + 1.04%), 5.96%, 05/23/31(a)(c)	770	761,939
Series 2015-1A, Class AR3, (3-mo. LIBOR US + 1.15%), 5.95%, 01/19/37(a)(c)	680	662,643
OneMain Financial Issuance Trust Series 2019-2A, Class A, 3.14%, 10/14/36(a)	5,401	4,958,749
Series 2021-1A, Class A2, (SOFR (30-day) + 0.76%), 5.32%, 06/16/36(a)(c)	1,201	1,159,531
Series 2021-1A, Class B, 1.95%, 06/16/36(a)	4,700	3,967,814
Series 2021-1A, Class C, 2.22%, 06/16/36(a)	4,680	3,881,117
Series 2022-3A, Class A, 5.94%, 05/15/34(a)	9,442	9,462,228
Oportun Issuance Trust
Series 2021-B, Class A, 1.47%, 05/08/31(a)	1,970	1,778,482
Series 2021-B, Class B, 1.96%, 05/08/31(a)	5,000	4,367,573
Series 2021-C, Class A, 2.18%, 10/08/31(a)	5,374	4,838,677
Series 2021-C, Class B, 2.67%, 10/08/31(a)	5,738	5,052,318
Series 2021-C, Class C, 3.61%, 10/08/31(a)	1,641	1,432,199

Security	Par (000)	Value

Asset-Backed Securities (continued)
Option One Mortgage Loan Trust Series 2005-4, Class M3, (1-mo. LIBOR US + 0.74%), 5.58%, 11/25/35(c)	USD 460	$357,697
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)	4,416	3,586,589
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)	2,727	2,288,462
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1-mo. LIBOR US + 1.20%), 5.88%, 10/15/37(a)(c)	1,169	1,142,808
OSD CLO Ltd., Series 2021-23A, Class E, (3-mo. LIBOR US + 6.00%), 10.79%, 04/17/31(a)(c)	1,000	897,010
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3-mo. LIBOR US + 1.25%), 6.07%, 10/22/30(a)(c)	781	774,385
Series 2013-4A, Class A2R, (3-mo. LIBOR US + 1.70%), 6.52%, 10/22/30(a)(c)	500	489,351
OZLM VI Ltd., Series 2014-6A, Class A2AS, (3-mo. LIBOR US + 1.75%), 6.54%, 04/17/31(a)(c) OZLM VIII Ltd.	2,570	2,488,412
Series 2014-8A, Class A2R3, (3-mo. LIBOR US + 1.65%), 6.44%, 10/17/29(a)(c)	1,185	1,157,999
Series 2014-8A, Class BR3, (3-mo. LIBOR US + 2.10%), 6.89%, 10/17/29(a)(c)	1,750	1,702,913
OZLM XIV Ltd., Series 2015-14A, Class A1SR, (3-mo. LIBOR US + 1.25%), 6.04%, 07/15/34(a)(c)	1,500	1,467,166
OZLM XX Ltd., Series 2018-20A, Class D, (3-mo. LIBOR US + 5.80%), 10.61%, 04/20/31(a)(c)	1,000	746,039
OZLM XXII Ltd.
Series 2018-22A, Class A1, (3-mo. LIBOR US + 1.07%), 5.86%, 01/17/31(a)(c)	1,099	1,086,556
Series 2018-22A, Class A2, (3-mo. LIBOR US + 1.50%), 6.29%, 01/17/31(a)(c)	500	481,548
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(a)	1,341	1,279,758
Palmer Square CLO Ltd.
Series 2013-2A, Class A1A3, (3-mo. LIBOR US + 1.00%), 5.79%, 10/17/31(a)(c)	3,400	3,357,539
Series 2014-1A, Class A1R2, (3-mo. LIBOR US + 1.13%), 5.92%, 01/17/31(a)(c)	1,000	992,356
Series 2014-1A, Class CR2, (3-mo. LIBOR US + 2.65%), 7.44%, 01/17/31(a)(c)	400	372,881
Series 2015-1A, Class A1A4, (3-mo. LIBOR US + 1.13%), 6.05%, 05/21/34(a)(c)	660	646,542
Series 2015-1A, Class A2R4, (3-mo. LIBOR US + 1.70%), 6.62%, 05/21/34(a)(c)	1,000	963,649
Series 2015-2A, Class CR2, (3-mo. LIBOR US + 2.75%), 7.56%, 07/20/30(a)(c)	1,000	926,543
Series 2018-1A, Class A1, (3-mo. LIBOR US + 1.03%), 5.83%, 04/18/31(a)(c)	500	494,312
Series 2018-2A, Class D, (3-mo. LIBOR US + 5.60%), 10.43%, 07/16/31(a)(c)	500	448,190
Series 2020-3A, Class A1AR, (3-mo. LIBOR US + 1.08%), 5.94%, 11/15/31(a)(c)	960	945,122
Series 2021-3A, Class A1, (3-mo. LIBOR US + 1.15%), 5.94%, 01/15/35(a)(c)	390	379,175
Palmer Square Loan Funding Ltd.
Series 2020-1A, Class A2, (3-mo. LIBOR US + 1.35%), 6.03%, 02/20/28(a)(c)	1,900	1,868,732
Series 2020-1A, Class C, (3-mo. LIBOR US + 2.50%), 7.18%, 02/20/28(a)(c)	1,750	1,701,420

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.
Series 2021-2A, Class A2, (3-mo. LIBOR US + 1.25%), 6.17%, 05/20/29(a)(c)	USD	3,560	$3,453,071
Series 2021-3A, Class D, (3-mo. LIBOR US + 5.00%), 9.81%, 07/20/29(a)(c)		250	225,690
Series 2021-4A, Class B, (3-mo. LIBOR US + 1.75%), 6.54%, 10/15/29(a)(c)		250	239,133
Series 2021-4A, Class C, (3-mo. LIBOR US + 2.60%), 7.39%, 10/15/29(a)(c)		250	234,907
Series 2022-2A, Class A2, (3-mo. CME Term SOFR + 1.90%), 6.56%, 10/15/30(a)(c)		2,350	2,288,486
Series 2022-2A, Class B, (3-mo. CME Term SOFR + 2.20%), 6.86%, 10/15/30(a)(c)		1,360	1,306,534
Series 2022-2A, Class C, (3-mo. CME Term SOFR + 3.10%), 7.76%, 10/15/30(a)(c)		250	234,397
Parallel Ltd., Series 2015-1A, Class C1R, (3-mo. LIBOR US + 1.75%), 6.56%, 07/20/27(a)(c)		1,000	989,983
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3-mo. LIBOR US + 1.20%), 6.12%, 08/23/31(a)(c)		350	344,952
Series 2017-1A, Class DR, (3-mo. LIBOR US + 6.81%), 11.68%, 02/14/34(a)(c)		900	757,163
Series 2021-2A, Class D, (3-mo. LIBOR US + 3.40%), 8.19%, 07/15/34(a)(c)		1,900	1,710,676
Pikes Peak CLO 1, Series 2018-1A, Class A, (3-mo. LIBOR US + 1.18%), 6.00%, 07/24/31(a)(c)		764	754,594
Pikes Peak CLO 11, Series 2022-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 6.61%, 07/25/34(a)(c)		3,000	2,998,699
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class M1, (1-mo. LIBOR US + 0.54%), 5.39%, 05/25/36(c)		4,194	3,854,253
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 07/25/51(a)(b)		10,900	10,260,683
Series 2021-RN4, Class A1, 2.49%, 10/25/51(a)(c)		6,112	5,737,799
Prodigy Finance DAC
Series 2021-1A, Class B, (1-mo. LIBOR US + 2.50%), 7.35%, 07/25/51(a)(c)		1,632	1,608,469
Series 2021-1A, Class C, (1-mo. LIBOR US + 3.75%), 8.60%, 07/25/51(a)(c)		3,055	3,025,332
Series 2021-1A, Class D, (1-mo. LIBOR US + 5.90%), 10.75%, 07/25/51(a)(c)		2,280	2,247,316
Progress Residential Trust
Series 2019-SFR3, Class E, 3.37%, 09/17/36(a) .		3,000	2,861,843
Series 2019-SFR3, Class F, 3.87%, 09/17/36(a)		1,000	953,619
Series 2019-SFR4, Class E, 3.44%, 10/17/36(a)		3,000	2,848,294
Series 2019-SFR4, Class F, 3.68%, 10/17/36(a)		2,500	2,390,410
Series 2021-SFR10, Class E2, 3.67%, 12/17/40(a)		989	819,353
Series 2021-SFR10, Class F, 4.61%, 12/17/40(a)		3,996	3,305,543
Series 2021-SFR5, Class F, 3.16%, 07/17/38(a)		1,808	1,534,576
Series 2021-SFR6, Class F, 3.42%, 07/17/38(a)		3,577	3,096,762
Series 2021-SFR8, Class F, 3.18%, 10/17/38(a)		4,500	3,800,804
Series 2021-SFR9, Class F, 4.05%, 11/17/40(a)		2,400	2,015,311
Series 2022-SFR1, Class F, 4.88%, 02/17/41(a)		5,000	4,319,679
Series 2022-SFR5, Class E1, 6.62%, 06/17/39(a)		2,180	2,070,329

Security	Par (000)	Value

Asset-Backed Securities (continued)
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3-mo. LIBOR US + 1.04%), 5.96%, 02/20/30(a)(c)	USD 1,029	$1,017,008
Rad CLO 15 Ltd.
Series 2021-15A, Class A, (3-mo. LIBOR US + 1.09%), 5.90%, 01/20/34(a)(c)	390	380,673
Series 2021-15A, Class B, (3-mo. LIBOR US + 1.65%), 6.46%, 01/20/34(a)(c)	820	782,723
Series 2021-15A, Class E, (3-mo. LIBOR US + 6.20%), 11.01%, 01/20/34(a)(c)	4,500	3,921,382
Rad CLO 2 Ltd., Series 2018-2A, Class AR, (3-mo. LIBOR US + 1.08%), 5.87%, 10/15/31(a)(c)	1,250	1,231,083
Rad CLO 3 Ltd.
Series 2019-3A, Class BR, (3-mo. LIBOR US + 1.55%), 6.34%, 04/15/32(a)(c)	325	311,421
Series 2019-3A, Class CR, (3-mo. LIBOR US + 1.85%), 6.64%, 04/15/32(a)(c)	250	240,509
Series 2019-3A, Class DR, (3-mo. LIBOR US + 2.75%), 7.54%, 04/15/32(a)(c)	250	227,282
Rad CLO 4 Ltd., Series 2019-4A, Class D, (3-mo. LIBOR US + 3.85%), 8.67%, 04/25/32(a)(c)	500	472,420
Rad CLO 7 Ltd., Series 2020-7A, Class A1, (3-mo. LIBOR US + 1.20%), 5.99%, 04/17/33(a)(c)	250	245,184
Rad CLO 9 Ltd., Series 2020-9A, Class B1, (3-mo. LIBOR US + 1.90%), 6.69%, 01/15/34(a)(c)	500	483,082
Regatta IX Funding Ltd.
Series 2017-1A, Class C, (3-mo. LIBOR US + 2.45%), 7.24%, 04/17/30(a)(c)	250	242,554
Series 2017-1A, Class D, (3-mo. LIBOR US + 3.90%), 8.69%, 04/17/30(a)(c)	250	241,377
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3-mo. LIBOR US + 1.16%), 5.97%, 04/20/34(a)(c)	3,000	2,929,542
Regatta VII Funding Ltd., Series 2016-1A, Class BR2, (3-mo. LIBOR US + 1.60%), 6.56%, 06/20/34(a)(c)	250	242,117
Regatta VIII Funding Ltd.
Series 2017-1A, Class B, (3-mo. LIBOR US + 1.70%), 6.49%, 10/17/30(a)(c)	1,255	1,226,212
Series 2017-1A, Class D, (3-mo. LIBOR US + 3.20%), 7.99%, 10/17/30(a)(c)	250	236,885
Regatta XVI Funding Ltd.
Series 2019-2A, Class B, (3-mo. LIBOR US + 2.05%), 6.84%, 01/15/33(a)(c)	750	736,074
Series 2019-2A, Class D, (3-mo. LIBOR US + 3.90%), 8.69%, 01/15/33(a)(c)	500	478,233
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3-mo. LIBOR US + 7.61%), 12.40%, 10/15/33(a)(c)	500	469,875
Regatta XVIII Funding Ltd., Series 2021-1A, Class C, (3-mo. LIBOR US + 1.75%), 6.54%, 01/15/34(a)(c)	706	667,513
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3-mo. LIBOR US + 6.80%), 11.61%, 01/20/35(a)(c)	1,500	1,407,662
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/30(a)	720	689,690
Series 2020-1, Class B, 3.23%, 10/15/30(a)	320	294,575
Series 2020-1, Class C, 3.80%, 10/15/30(a)	805	729,333
Series 2021-2, Class B, 2.35%, 08/15/33(a)	1,098	892,528
Series 2021-2, Class C, 3.23%, 08/15/33(a)	820	659,507
Series 2021-3, Class A, 3.88%, 10/17/33(d)	10,210	8,870,448

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Regional Management Issuance Trust
Series 2022-1, Class A, 3.07%, 03/15/32(a)	USD 2,527	$2,367,374
Series 2022-1, Class B, 3.71%, 03/15/32(a)	5,452	4,913,995
Series 2022-1, Class C, 4.46%, 03/15/32(a)	1,111	986,185
Series 2022-1, Class D, 6.72%, 03/15/32(a)	2,072	1,832,180
Series 2022-2B, Class A, 7.10%, 11/17/32(a)	6,193	6,283,523
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.14%, 11/25/35(b)	899	883,256
Republic Finance Issuance Trust
Series 2021-A, Class A, 2.30%, 12/22/31(a)	6,600	6,111,921
Series 2021-A, Class B, 2.80%, 12/22/31(a)	8,454	7,525,696
Series 2021-A, Class C, 3.53%, 12/22/31(a)	2,100	1,856,991
Series 2021-A, Class D, 5.23%, 12/22/31(a)	3,550	2,921,471
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3-mo. LIBOR US + 1.06%), 5.86%, 01/18/34(a)(c)	1,100	1,072,737
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3-mo. LIBOR US + 1.10%), 5.91%, 04/20/34(a)(c)	1,500	1,459,040
Series 2017-2A, Class BR, (3-mo. LIBOR US + 1.50%), 6.29%, 10/15/29(a)(c)	1,250	1,216,152
Series 2017-2A, Class CR, (3-mo. LIBOR US + 1.90%), 6.69%, 10/15/29(a)(c)	1,000	953,091
Series 2017-2A, Class DR, (3-mo. LIBOR US + 2.85%), 7.64%, 10/15/29(a)(c)	1,000	911,420
Series 2017-3A, Class A, (3-mo. LIBOR US + 1.19%), 6.00%, 10/20/30(a)(c)	2,924	2,892,050
Series 2018-1A, Class A, (3-mo. LIBOR US + 1.10%), 6.02%, 05/20/31(a)(c)	750	736,569
Series 2020-1A, Class B, (3-mo. LIBOR US + 1.80%), 6.61%, 01/20/32(a)(c)	1,570	1,511,940
Series 2021-1A, Class A1, (3-mo. LIBOR US + 1.17%), 5.98%, 07/20/34(a)(c)	3,500	3,413,403
Romark CLO II Ltd., Series 2018-2A, Class A1, (3-mo. LIBOR US + 1.18%), 5.99%, 07/25/31(a)(c)	250	246,580
Romark WM-R Ltd., Series 2018-1A, Class A1, (3-mo. LIBOR US + 1.03%), 5.84%, 04/20/31(a)(c)	1,237	1,220,233
RR 19 Ltd., Series 2021-19A, Class A2, (3-mo. LIBOR US + 1.65%), 6.44%, 10/15/35(a)(c)	500	485,934
RR 3 Ltd., Series 2018-3A, Class A1R2, (3-mo. LIBOR US + 1.09%), 5.88%, 01/15/30(a)(c)	4,330	4,286,844
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(a)	2,729	2,505,773
SESAC Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(a)	2,299	2,159,938
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1-mo. LIBOR US + 0.32%), 5.17%, 07/25/36(c)	188	41,443
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3-mo. LIBOR US + 1.12%), 5.91%, 07/15/30(a)(c)	971	956,138
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, (3-mo. LIBOR US + 1.16%), 5.95%, 04/17/34(a)(c)	5,000	4,855,471
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, (3-mo. LIBOR US + 0.98%), 5.79%, 04/20/29(a)(c)	1,200	1,191,680
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3-mo. LIBOR US + 1.11%), 5.93%, 04/25/31(a)(c)	300	296,531

Security	Par (000)	Value

Asset-Backed Securities (continued)
Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3-mo. LIBOR US + 1.27%), 6.08%, 04/20/33(a)(c)	USD 500	$489,531
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3-mo. LIBOR US + 1.24%), 6.05%, 07/20/30(a)(c)	1,086	1,077,764
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, (3-mo. LIBOR US + 1.32%), 6.13%, 10/20/32(a)(c)	730	721,871
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3-mo. LIBOR US + 6.20%), 11.01%, 01/20/34(a)(c)	500	434,573
SLM Private Credit Student Loan Trust
Series 2005-A, Class A4, (3-mo. LIBOR US + 0.31%), 5.18%, 12/15/38(c)	1,314	1,250,467
Series 2005-B, Class A4, (3-mo. LIBOR US + 0.33%), 5.20%, 06/15/39(c)	968	915,322
Series 2006-BW, Class A5, (3-mo. LIBOR US + 0.20%), 5.07%, 12/15/39(c)	1,770	1,643,524
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1-mo. LIBOR US + 4.75%), 9.43%, 10/15/41(a)(c)	3,109	3,378,473
SMB Private Education Loan Trust
Series 2015-C, Class B, 3.50%, 09/15/43(a)	2,365	2,236,966
Series 2016-B, Class A2A, 2.43%, 02/17/32(a)	911	878,155
Series 2017-A, Class A2B, (1-mo. LIBOR US + 0.90%), 5.58%, 09/15/34(a)(c)	1,326	1,312,806
Series 2017-B, Class A2A, 2.82%, 10/15/35(a)	763	729,598
Series 2017-B, Class A2B, (1-mo. LIBOR US + 0.75%), 5.43%, 10/15/35(a)(c)	1,253	1,237,498
Series 2018-A, Class A2B, (1-mo. LIBOR US + 0.80%), 5.48%, 02/15/36(a)(c)	2,384	2,331,149
Series 2019-B, Class A2A, 2.84%, 06/15/37(a)	2,734	2,569,101
Series 2021-A, Class C, 2.99%, 01/15/53(a)	3,290	2,875,020
Series 2021-A, Class D1, 3.86%, 01/15/53(a)	1,175	1,076,124
Series 2021-A, Class D2, 3.86%, 01/15/53(a)	800	732,680
Series 2021-B, Class A, 1.31%, 07/17/51(a)	2,820	2,509,617
Series 2021-C, Class A2, (1-mo. LIBOR US + 0.80%), 5.48%, 01/15/53(a)(c)	1,610	1,562,649
Series 2021-C, Class APT1, 1.39%, 01/15/53(a) .	1,453	1,278,243
Series 2021-C, Class B, 2.30%, 01/15/53(a)	840	749,698
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX, 3.09%, 08/17/48(a)	429	405,562
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3-mo. LIBOR US + 1.07%), 5.89%, 01/26/31(a)(c)	250	247,080
Sound Point CLO XII Ltd., Series 2016-2A, Class BR2, (3-mo. LIBOR US + 1.50%), 6.31%, 10/20/28(a)(c)	1,606	1,583,560
Sound Point CLO XV Ltd., Series 2017-1A, Class ARR, (3-mo. LIBOR US + 0.90%), 5.72%, 01/23/29(a)(c)	2,352	2,332,763
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3-mo. LIBOR US + 1.28%), 6.10%, 01/25/32(a)(c)	1,000	984,236
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1-mo. LIBOR US + 0.80%), 5.64%, 01/25/35(c)	99	89,299
SpringCastle America Funding LLC, Series 2020- AA, Class A, 1.97%, 09/25/37(a)	1,445	1,315,194

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3-mo. LIBOR US + 1.25%), 6.04%, 10/15/30(a)(c)	USD 249	$245,967
Stratus CLO Ltd.
Series 2021-1A, Class E, (3-mo. LIBOR US + 5.00%), 9.81%, 12/29/29(a)(c)	1,250	1,100,296
Series 2021-1A, Class SUB, 0.00%, 12/29/29(a)(c)	1,000	446,000
Series 2021-2A, Class E, (3-mo. LIBOR US + 5.75%), 10.56%, 12/28/29(a)(c)	1,550	1,409,732
Structured Asset Investment Loan Trust, Series 2004-10, Class A11, (1-mo. LIBOR US + 1.50%), 6.35%, 11/25/34(c)	152	149,878
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL1, Class A3, (1-mo. LIBOR US + 0.60%), 5.45%, 01/25/37(a)(c)	1,600	1,244,999
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)	1,778	1,601,065
Symphony CLO XIV Ltd., Series 2014-14A, Class B1RR, (3-mo. LIBOR US + 1.70%), 6.49%, 07/14/26(a)(c)	142	142,271
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3-mo. LIBOR US + 0.96%), 5.75%, 04/16/31(a)(c)	500	493,012
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3-mo. LIBOR US + 1.15%), 5.94%, 10/15/31(a)(c)	300	296,070
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3-mo. LIBOR US + 0.88%), 5.67%, 04/15/28(a)(c)	331	329,276
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3-mo. LIBOR US + 1.70%), 6.50%, 04/18/33(a)(c)	250	241,778
Symphony CLO XXIII Ltd.
Series 2020-23A, Class BR, (3-mo. LIBOR US + 1.60%), 6.39%, 01/15/34(a)(c)	1,150	1,116,951
Series 2020-23A, Class CR, (3-mo. LIBOR US + 2.00%), 6.79%, 01/15/34(a)(c)	1,500	1,457,103
Series 2020-23A, Class ER, (3-mo. LIBOR US + 6.15%), 10.94%, 01/15/34(a)(c)	1,250	1,114,951
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3-mo. LIBOR US + 1.08%), 5.89%, 04/20/33(a)(c)	689	675,529
Symphony Static CLO I Ltd., Series 2021-1A, Class C, (3-mo. LIBOR US + 1.85%), 6.67%, 10/25/29(a)(c)	500	475,173
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3-mo. LIBOR US + 0.96%), 5.84%, 11/18/30(a)(c)	954	941,711
TCI-Symphony CLO Ltd., Series 2017-1A, Class BR, (3-mo. LIBOR US + 1.55%), 6.34%, 07/15/30(a)(c)	1,000	966,807
TCW CLO AMR Ltd., Series 2019-1A, Class ASNR, (3-mo. LIBOR US + 1.22%), 6.09%, 08/16/34(a)(c)	250	244,851
TICP CLO I-2 Ltd.
Series 2018-IA, Class B, (3-mo. LIBOR US + 2.20%), 7.02%, 04/26/28(a)(c)	395	394,872
Series 2018-IA, Class C, (3-mo. LIBOR US + 3.04%), 7.86%, 04/26/28(a)(c)	500	499,724
TICP CLO IX Ltd., Series 2017-9A, Class B, (3-mo. LIBOR US + 1.60%), 6.41%, 01/20/31(a)(c)	250	243,759

Security	Par (000)	Value

Asset-Backed Securities (continued)
TICP CLO V Ltd., Series 2016-5A, Class DR, (3- mo. LIBOR US + 3.15%), 7.94%, 07/17/31(a)(c)	USD 250	$235,024
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3-mo. LIBOR US + 1.12%), 5.91%, 01/15/34(a)(c)	4,250	4,154,440
Series 2016-6A, Class BR2, (3-mo. LIBOR US + 1.50%), 6.29%, 01/15/34(a)(c)	320	309,554
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3-mo. LIBOR US + 7.05%), 11.84%, 04/15/33(a)(c)	600	557,049
TICP CLO XI Ltd., Series 2018-11A, Class B, (3- mo. LIBOR US + 1.73%), 6.54%, 10/20/31(a)(c)	450	440,821
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3-mo. LIBOR US + 1.17%), 5.96%, 07/15/34(a)(c)	250	244,064
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3-mo. LIBOR US + 6.70%), 11.51%, 10/20/32(a)(c)	1,250	1,164,068
TICP CLO XV Ltd., Series 2020-15A, Class A, (3-mo. LIBOR US + 1.28%), 6.09%, 04/20/33(a)(c)	750	737,417
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (1-mo. LIBOR US + 1.00%), 5.85%, 05/25/58(a)(c)	1,215	1,199,572
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3-mo. LIBOR US + 0.99%), 5.81%, 04/25/32(a)(c)	650	637,777
Trestles CLO V Ltd.
Series 2021-5A, Class A1, (3-mo. LIBOR US + 1.17%), 5.98%, 10/20/34(a)(c)	7,230	7,049,348
Series 2021-5A, Class E, (3-mo. LIBOR US + 6.35%), 11.16%, 10/20/34(a)(c)	1,000	870,753
Tricon American Homes Trust
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)	2,000	1,926,862
Series 2019-SFR1, Class E, 3.40%, 03/17/38(a)	2,000	1,824,955
Series 2020-SFR1, Class F, 4.88%, 07/17/38(a)	7,351	6,966,631
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38(a)	3,250	2,864,094
Series 2021-SFR1, Class G, 4.13%, 07/17/38(a)	2,099	1,831,269
Trimaran Cavu Ltd.
Series 2019-1A, Class A2, (3-mo. LIBOR US + 1.90%), 6.71%, 07/20/32(a)(c)	250	244,618
Series 2021-1A, Class C, (3-mo. LIBOR US + 2.10%), 6.92%, 04/23/32(a)(c)	1,006	946,676
Series 2021-2A, Class D1, (3-mo. LIBOR US + 3.25%), 8.07%, 10/25/34(a)(c)	300	271,336
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3-mo. LIBOR US + 1.40%), 6.20%, 10/18/31(a)(c)	250	242,692
Upstart Pass-Through Trust, Series 2021-ST9, Class A, 1.70%, 11/20/29(a)	3,156	3,002,686
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3-mo. LIBOR US + 1.28%), 6.07%, 04/15/33(a)(c)	340	333,457
VOLT CVI LLC, Series 2021-NP12, Class A1, 2.73%, 12/26/51(a)(b)	12,847	11,772,860
Voya CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 5.89%, 04/25/31(a)(c)	1,000	988,240
Series 2013-3A, Class A1RR, (3-mo. CME Term SOFR + 1.41%), 6.04%, 10/18/31(a)(c)	498	493,234

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Voya CLO Ltd.
Series 2015-3A, Class A1R, (3-mo. LIBOR US + 1.19%), 6.00%, 10/20/31(a)(c)	USD 500	$493,159
Series 2017-1A, Class A1R, (3-mo. LIBOR US + 0.95%), 5.74%, 04/17/30(a)(c)	218	215,094
Series 2017-3A, Class A1R, (3-mo. LIBOR US + 1.04%), 5.85%, 04/20/34(a)(c)	1,000	978,705
Series 2017-4A, Class A1, (3-mo. LIBOR US + 1.13%), 5.92%, 10/15/30(a)(c)	1,191	1,181,560
Series 2018-1A, Class A2, (3-mo. LIBOR US + 1.30%), 6.10%, 04/19/31(a)(c)	250	244,148
Series 2018-2A, Class A1, (3-mo. LIBOR US + 1.00%), 5.79%, 07/15/31(a)(c)	250	246,875
Series 2018-3A, Class A1A, (3-mo. LIBOR US + 1.15%), 5.94%, 10/15/31(a)(c)	250	247,225
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE3, Class 1A, (1-mo. LIBOR US + 0.31%), 5.16%, 08/25/36(c)	7,241	6,689,738
Series 2006-HE4, Class 2A2, (1-mo. LIBOR US + 0.36%), 5.21%, 09/25/36(c)	208	61,458
Series 2006-HE5, Class 1A, (1-mo. LIBOR US + 0.16%), 4.57%, 10/25/36(c)	1,276	949,452
Series 2007-HE3, Class 2A3, (1-mo. LIBOR US + 0.24%), 5.09%, 05/25/37(c)	111	90,170
Wellfleet CLO Ltd., Series 2017-3A, Class A1, (3- mo. LIBOR US + 1.15%), 5.94%, 01/17/31(a)(c)	1,525	1,493,115
Whitebox CLO II Ltd.
Series 2020-2A, Class DR, (3-mo. LIBOR US + 3.35%), 8.17%, 10/24/34(a)(c)	250	229,863
Series 2020-2A, Class ER, (3-mo. LIBOR US + 7.10%), 11.92%, 10/24/34(a)(c)	500	449,704
Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3-mo. LIBOR US + 1.22%), 6.01%, 10/15/34(a)(c)	4,000	3,912,344
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1-mo. LIBOR US + 0.40%), 5.25%, 06/25/37(a)(c)	441	143,568
York CLO 1 Ltd., Series 2014-1A, Class CRR, (3- mo. LIBOR US + 2.10%), 6.92%, 10/22/29(a)(c)	250	243,798

Total Asset-Backed Securities — 47.6% (Cost: $1,241,562,307)		1,153,605,337

Corporate Bonds

Banks — 0.0%
Washington Mutual Escrow Bonds
0.00% (d)(f)(g)(h)	500	—
0.00% (d)(f)(g)(h)	250	—

		—

Insurance — 0.0%
Ambac Assurance Corp., 5.10% (a)(h)	58	84,882

Total Corporate Bonds — 0.0% (Cost: $75,214)		84,882

Floating Rate Loan Interests

Financial Services — 0.6%
Caliber Home Loans, Inc., Advances, (1-mo. SOFR US + 3.25%, 0.00% Floor), 7.91%, 07/24/25(d)	4,000	3,980,000

Security	Par (000)	Value

Financial Services (continued)
Project Pearl Pasco Holdings LLC, Advance, (1- mo. LIBOR US + 2.75%, 0.00% Floor), 7.06%, 09/15/24(d)	USD 2,892	$2,866,567
Sirocco Lux S.A., Facility A, (1-mo. EURIBOR US + 3.90%, 0.00% Floor), 3.90%, 03/01/26	EUR 7,048	7,643,442

		14,490,009

Real Estate Management & Development — 0.2%
MUPR 3 Assets LLC, Facility, (1-mo. SOFR US + 2.75%, 0.00% Floor), 7.30%, 03/25/24(d)	USD 3,836	3,826,730

Total Floating Rate Loan Interests — 0.8% (Cost: $18,337,069)		18,316,739

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 17.5%
Adjustable Rate Mortgage Trust, Series 2006-2, Class 4A1, 3.53%, 05/25/36(c)	4,584	3,089,227
Agate Bay Mortgage Trust
Series 2015-1, Class B5, 3.67%, 01/25/45(a)(c)	723	470,661
Series 2015-3, Class B5, 3.54%, 04/25/45(a)(c)	832	545,006
Series 2015-4, Class B5, 3.52%, 06/25/45(a)(c)	580	354,993
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)	144	71,915
Series 2018-A, Class B, 0.00%, 04/25/58(a)	47	46,577
Series 2018-B, Class B, 0.00%, 02/26/57(a)	74	63,712
Series 2018-E, Class C, 0.00%, 06/25/58(a)(c)	3	3,349
Series 2018-F, Class C, 0.00%, 11/25/58(a)	138	91,234
Series 2019-E, Class B, 4.88%, 09/25/59(a)(b)	56	55,666
Series 2019-E, Class C, 0.00%, 09/25/59(a)	718	714,040
Series 2019-G, Class A, 3.00%, 09/25/59(a)(b)	240	237,031
Series 2019-G, Class B, 4.25%, 09/25/59(a)(b)	224	208,373
Series 2019-G, Class C, 0.00%, 09/25/59(a)	518	284,936
Series 2019-H, Class C, 0.00%, 11/25/59(a)	130	123,297
Series 2020-A, Class A, 2.38%, 12/25/59(a)(b)	6,325	6,238,454
Series 2020-A, Class B, 3.50%, 12/25/59(a)(b)	999	979,617
Series 2020-A, Class C, 0.00%, 12/25/59(a)	2,352	1,456,965
Series 2020-C, Class A, 2.25%, 09/27/60(a)(b)	115	111,326
Series 2020-C, Class B, 5.00%, 09/27/60(a)(b)	250	232,524
Series 2020-C, Class C, 0.00%, 09/27/60(a)	785	665,459
Series 2020-D, Class A, 2.25%, 06/25/60(a)(b)	546	521,994
Series 2020-D, Class B, 5.00%, 06/25/60(a)(b)	350	325,534
Series 2020-D, Class C, 0.00%, 06/25/60(a)	826	715,240
Series 2021-C, Class A, 2.12%, 01/25/61(a)(b)	3,040	2,841,815
Series 2021-C, Class B, 3.72%, 01/25/61(a)(b)	817	736,333
Series 2021-C, Class C, 0.00%, 01/25/61(a)	2,058	2,121,776
Series 2021-D, Class A, 2.00%, 03/25/60(a)(b)	8,468	7,711,690
Series 2021-D, Class B, 4.00%, 03/25/60(a)(c)	1,634	1,476,637
Series 2021-D, Class C, 0.00%, 03/25/60(a)(c)	2,403	2,490,785
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(c)	12,222	10,463,535
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(c)	1,770	1,452,736
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(c)	1,068	861,971
Series 2021-E, Class B3, 3.42%, 12/25/60(a)(c)	637	236,452
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(c)	698	553,815
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(c)	9	4,409
Series 2021-F, Class A, 1.88%, 06/25/61(a)(b)	18,882	16,922,897
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)	1,945	1,757,283
Series 2021-F, Class C, 0.00%, 06/25/61(a)(d)	3,624	3,474,124
Series 2021-G, Class A, 1.88%, 06/25/61(a)(c)	9,070	8,340,434
Series 2021-G, Class B, 3.75%, 06/25/61(a)(c)	1,283	1,133,684
Series 2021-G, Class C, 0.00%, 06/25/61(a)	2,316	2,297,981
Series 2022-A, Class A1, 3.50%, 10/25/61(a)(b)	8,740	8,142,017
Series 2022-A, Class A2, 3.00%, 10/25/61(a)(c)	478	400,881

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Ajax Mortgage Loan Trust
Series 2022-A, Class A3, 3.00%, 10/25/61(a)(c)	USD 255	$209,460
Series 2022-A, Class B, 3.00%, 10/25/61(a)	1,912	1,300,454
Series 2022-A, Class C, 3.00%, 10/25/61(a)	950	1,270,656
Series 2022-A, Class M1, 3.00%, 10/25/61(a)	279	222,865
Series 2022-A, Class M2, 3.00%, 10/25/61(a)	1,250	958,096
Series 2022-A, Class M3, 3.00%, 10/25/61(a)	80	58,677
Series 2022-B, Class A1, 3.50%, 03/27/62(a)(b)	11,465	10,750,689
Series 2022-B, Class A2, 3.00%, 03/27/62(a)(c)	376	292,376
Series 2022-B, Class A3, 3.00%, 03/27/62(a)(c)	322	245,539
Series 2022-B, Class B, 3.00%, 03/27/62(a)	1,789	1,107,655
Series 2022-B, Class C, 3.00%, 03/27/62(a)(d)	1,081	1,081,232
Series 2022-B, Class M1, 3.00%, 03/27/62(a)	241	179,111
Series 2022-B, Class M2, 3.00%, 03/27/62(a)	1,198	849,829
Series 2023-A, Class A1, 3.50%, 07/25/62(a)(c)(d)	12,713	11,843,687
Series 2023-A, Class A2, 3.00%, 07/25/62(a)(c)(d)	515	426,760
Series 2023-A, Class A3, 2.50%, 07/25/62(a)(c)(d)	292	226,456
Series 2023-A, Class B, 2.50%, 07/25/62(a)(c)(d)	1,717	1,179,751
Series 2023-A, Class C, 2.50%, 07/25/62(a)(c)(d)	859	876,716
Series 2023-A, Class M1, 2.50%, 07/25/62(a)(c)(d)	884	655,355
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12, (1-mo. LIBOR US + 0.21%), 5.06%, 10/25/46(c)	88	46,765
Series 2006-6, Class A1A, (1-mo. LIBOR US + 0.19%), 5.04%, 12/25/46(c)	4,910	3,936,679
Series 2007-1, Class A1, (12-mo. Federal Reserve Cumulative Average US + 0.70%), 3.84%, 02/25/47(c)	32	12,500
Angel Oak Mortgage Trust, Series 2019-5, Class B1, 3.96%, 10/25/49(a)(c)	405	344,558
APS Resecuritization Trust, Series 2016-3, Class 3A, (1-mo. LIBOR US + 2.85%), 7.70%, 09/27/46(a)(c)	87	86,313
Banc of America Alternative Loan Trust,
Series 2006-4, Class 3CB1, (1-mo. LIBOR US + 0.80%), 5.65%, 05/25/46(c)	539	422,911
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c) .	308	80,846
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)	325	313,015
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37	878	712,022
Barclays Mortgage Loan Trust
Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(b)	12,177	10,928,691
Series 2021-NPL1, Class B, 4.63%, 11/25/51(a)(b)	1,060	957,482
Series 2021-NPL1, Class C, 0.00%, 11/25/51(a)(d)	2,375	2,213,521
Series 2022-NQM1, Class A1, 4.55%, 07/25/52(a)(b)	3,738	3,546,702
Series 2022-RPL1, Class A, 4.25%, 02/25/28(a)(b)	7,863	7,396,176
Series 2022-RPL1, Class B, 4.25%, 02/25/28(a)(b)(d)	1,242	1,069,747
Series 2022-RPL1, Class C, 0.00%, 02/25/28(a)(d)	2,206	1,289,972

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Barclays Mortgage Loan Trust
Series 2022-RPL1, Class SA, 0.00%, 02/25/28(a)	USD 33	$15,433
BCAP LLC Trust
Series 2011-RR4, Class 3A6, 3.60%, 07/26/36(a)(c)	1,278	1,175,600
Series 2011-RR5, Class 11A5, (1-mo. LIBOR US + 0.15%), 4.42%, 05/28/36(a)(c)	293	277,080
Bear Stearns Asset Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(b)	154	100,317
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1-mo. LIBOR US + 0.28%), 5.13%, 08/25/36(c)	370	356,114
Series 2007-AR2, Class A1, (1-mo. LIBOR US + 0.17%), 5.02%, 03/25/37(c)	187	167,023
Series 2007-AR4, Class 2A1, (1-mo. LIBOR US + 0.21%), 5.06%, 06/25/37(c)	17	15,095
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	9,040	4,065,643
CHNGE Mortgage Trust
Series 2022-1, Class A1, 3.01%, 01/25/67(a)(c)	2,704	2,417,477
Series 2022-2, Class A1, 3.76%, 03/25/67(a)(c)	8,549	7,971,536
Series 2022-4, Class A1, 6.00%, 10/25/57(a)(b)	669	661,877
CIM Trust, Series 2019-J2, Class B4, 3.77%, 10/25/49(a)(c)	892	651,414
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37	1,953	1,630,590
Series 2008-2, Class 1A1, 6.50%, 06/25/38	286	222,719
Citigroup Mortgage Loan Trust
Series 2014-C, Class B2, 4.25%, 02/25/54(a)	317	286,747
Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(c)	1,606	1,523,136
Series 2022-A, Class A1, 6.17%, 09/25/62(a)(b)	7,070	7,028,755
CitiMortgage Alternative Loan Trust, Series 2007- A3, Class 1A5, 6.00%, 03/25/37	1,708	1,561,630
COLT Mortgage Loan Trust, Series 2020-2, Class M1, 5.25%, 03/25/65(a)(c)	761	703,896
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1-mo. LIBOR US + 0.35%), 5.20%, 06/25/35(c)	1,094	892,066
Series 2005-51, Class 3A3A, (1-mo. LIBOR US + 0.64%), 5.42%, 11/20/35(c)	416	330,788
Series 2005-76, Class 2A1, (12-mo. Federal Reserve Cumulative Average US + 1.00%), 4.14%, 02/25/36(c)	402	351,990
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	1,000	524,044
Series 2006-J7, Class 1A2, 6.25%, 11/25/36	2,795	1,368,856
Series 2006-OC10, Class 2A3, (1-mo. LIBOR US + 0.46%), 5.31%, 11/25/36(c)	471	388,965
Series 2006-OC7, Class 2A3, (1-mo. LIBOR US + 0.50%), 5.35%, 07/25/46(c)	3,117	2,673,280
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37	1,135	560,732
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37	168	85,392
Series 2007-OA2, Class 1A1, (12-mo. Federal Reserve Cumulative Average US + 0.84%), 3.98%, 03/25/47(c)	179	144,328
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-J2, Class 3A9, (1-mo. LIBOR US + 1.40%), 6.00%, 08/25/35(c)	2,575	1,760,144
Series 2007-15, Class 2A2, 6.50%, 09/25/37	629	270,688

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB1, Class 3A1, 3.81%, 03/25/37(c)	USD 1,362	$1,157,088
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)	39	16,261
Series 2020-SPT1, Class B2, 3.39%, 04/25/65(a)(c)	8,400	6,599,985
Series 2021-RPL9, Class A1, 2.44%, 02/25/61(a)(c)	4,338	4,041,459
Credit Suisse Mortgage Trust
Series 2007-5, Class 1A11, 7.00%, 08/25/37(c)	1,922	1,254,277
Series 2014-9R, Class 9A1, (1-mo. LIBOR US + 0.12%), 4.74%, 08/27/36(a)(c)	91	69,630
Series 2014-SAF1, Class B5, 3.85%, 03/25/44(a)(c)	1,578	1,164,473
Series 2021-NQM1, Class M1, 2.13%, 05/25/65(a)(c)	3,299	2,148,557
Series 2022-NQM1, Class A1, 2.27%, 11/25/66(a)(c)	5,218	4,487,625
Deephaven Residential Mortgage Trust
Series 2021-1, Class B2, 3.96%, 05/25/65(a)(c)	150	115,040
Series 2021-1, Class M1, 2.09%, 05/25/65(a)(c)	1,620	1,314,936
Series 2021-3, Class B1, 3.27%, 08/25/66(a)(c)	3,671	2,234,675
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)	17	14,041
FWD Securitization Trust, Series 2020-INV1, Class A2, 2.34%, 01/25/50(a)(c)	1,417	1,292,274
GCAT Trust
Series 2020-NQM2, Class B1, 4.85%, 04/25/65(a)(c)	2,533	2,121,739
Series 2022-NQM4, Class A1, 5.27%, 08/25/67(a)(b)	3,789	3,711,075
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12-mo. Federal Reserve Cumulative Average US + 2.00%), 5.14%, 03/25/36(c)	16	14,602
GS Mortgage-Backed Securities Corp. Trust
Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(c)	302	283,494
Series 2020-PJ2, Class B4, 3.57%, 07/25/50(a)(c)	1,065	822,033
GSMPS Mortgage Loan Trust
Series 2004-4, Class 1AF, (1-mo. LIBOR US + 0.40%), 5.25%, 06/25/34(a)(c)	3,232	2,826,199
Series 2005-RP2, Class 1AF, (1-mo. LIBOR US + 0.35%), 5.20%, 03/25/35(a)(c)	55	47,464
Series 2005-RP3, Class 2A1, 3.71%, 09/25/35(a)(c)	3,179	2,858,431
Series 2006-RP1, Class 1AF1, (1-mo. LIBOR US + 0.35%), 5.20%, 01/25/36(a)(c)	46	36,956
Series 2006-RP2, Class 2A1, 3.95%, 04/25/36(a)(c)	2,364	1,949,479
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 4.25%, 04/25/36(c)	1,852	1,221,970
Homeward Opportunities Fund I Trust
Series 2020-2, Class B1, 5.45%, 05/25/65(a)(c)	3,640	3,226,406
Series 2022-1, Class A1, 5.08%, 07/25/67(a)(b)	3,715	3,639,188
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 2A2, (1-mo. LIBOR US + 0.40%), 5.25%, 10/25/36(c)	212	176,199

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
IndyMac Index Mortgage Loan Trust
Series 2007-AR19, Class 3A1, 3.36%, 09/25/37(c)	USD 647	$407,441
Series 2007-FLX5, Class 2A2, (1-mo. LIBOR US + 0.24%), 5.09%, 08/25/37(c)	2,777	2,332,541
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.88%, 05/25/36(b)	4,213	3,563,151
JPMorgan Mortgage Trust
Series 2005-A4, Class B1, 3.70%, 07/25/35(c)	341	300,167
Series 2020-5, Class B3, 3.58%, 12/25/50(a)(c)	3,766	3,010,389
Series 2021-INV5, Class A2A, 2.50%, 12/25/51(a)(c)	17,302	14,002,024
Series 2021-INV7, Class A3A, 2.50%, 02/25/52(a)(c)	16,133	14,109,771
Series 2021-INV7, Class A4A, 2.50%, 02/25/52(a)(c)	6,218	4,156,335
Series 2021-INV7, Class B1, 3.27%, 02/25/52(a)(c)	3,819	3,216,479
Series 2021-INV7, Class B2, 3.27%, 02/25/52(a)(c)	896	725,518
Series 2021-INV7, Class B3, 3.27%, 02/25/52(a)(c)	1,247	933,344
Series 2021-INV7, Class B4, 3.27%, 02/25/52(a)(c)	662	456,207
Series 2021-INV7, Class B5, 3.27%, 02/25/52(a)(c)	273	168,303
Series 2021-INV7, Class B6, 3.08%, 02/25/52(a)(c)	896	326,699
Legacy Mortgage Asset Trust, Series 2020-SL1, Class A, 2.73%, 01/25/60(a)(b)	133	131,451
Lehman XS Trust, Series 2007-20N, Class A1, (1-mo. LIBOR US + 2.30%), 7.15%, 12/25/37(c)	25	24,696
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(c)	908	793,442
MCM Trust
Series 2021-VFN1, Class Cert, 0.00%, 09/25/31(d)	1,032	677,982
Series 2021-VFN1, Class Note, 2.50%, 09/25/31(d)	1,723	1,652,477
MFA Trust, Series 2021-INV1, Class M1, 2.29%, 01/25/56(a)(c)	700	517,875
MFRA Trust, Series 2022-CHM1, Class A1, 3.88%, 09/25/56(a)(b)	6,803	6,401,464
Mill City Mortgage Loan Trust, Series 2023-NQM1, Class A1, 6.05%, 10/25/67(a)(b)	4,976	4,925,444
Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class B3, 6.01%, 06/25/44(a)(c)	198	176,504
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1-mo. LIBOR US + 0.34%), 5.00%, 04/16/36(a)(c)	207	194,776
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c)	1,375	1,313,226
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP1, Class 2A4, 6.05%, 02/25/35(b)	338	319,218
Series 2007-2, Class A4, (1-mo. LIBOR US + 0.42%), 5.27%, 06/25/37(c)	613	533,040
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(c)	6,039	5,890,332
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(c)	175	168,868

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Preston Ridge Partners Mortgage LLC
Series 2021-4, Class A1, 1.87%, 04/25/26(a)(b)	USD 3,504	$3,335,232
Series 2022-1, Class A1, 3.72%, 02/25/27(a)(b)	4,703	4,474,022
Series 2023-1, Class A1, 6.88%, 02/25/28(a)(c)	5,117	5,096,831
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(c)	1,218	1,010,778
Series 2022-AFC1, Class A1A, 4.10%, 04/25/57(a)(c)	529	496,928
Series 2022-AFC2, Class A1, 5.34%, 08/25/57(a)(c)	7,780	7,652,560
RALI Trust
Series 2005-QA10, Class A21, 4.21%, 09/25/35(c)	5,249	2,212,359
Series 2006-QO1, Class 3A1, (1-mo. LIBOR US + 0.54%), 5.39%, 02/25/46(c)	1,905	991,679
Series 2006-QO10, Class A1, (1-mo. LIBOR US + 0.32%), 5.17%, 01/25/37(c)	1,806	1,492,259
Series 2007-QH3, Class A1, (1-mo. LIBOR US + 0.32%), 5.17%, 04/25/37(c)	5,203	4,399,157
RCKT Mortgage Trust, Series 2020-1, Class B4, 3.47%, 02/25/50(a)(c)	941	749,541
RCO VI Mortgage LLC, Series 2022-1, Class A1, 3.00%, 01/25/27(a)(b)	14,573	13,718,053
Reperforming Loan REMIC Trust
Series 2005-R2, Class 1AF1, (1-mo. LIBOR US + 0.34%), 5.19%, 06/25/35(a)(c)	322	292,282
Series 2005-R3, Class AF, (1-mo. LIBOR US + 0.40%), 5.25%, 09/25/35(a)(c)	481	412,363
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.66%, 09/25/59(a)(c)	2,900	2,455,808
RFMSI Series Trust, Series 2005-SA4, Class 2A1, 4.29%, 09/25/35(c)	1,967	1,250,128
RFMSI Series Trust, Series 2006-SA2, Class 2A1, 4.94%, 08/25/36(c)	466	318,939
RMF Buyout Issuance Trust
Series 2021-HB1, Class M3, 3.69%, 11/25/31(a)(c)	3,379	2,818,939
Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(c)(d)	1,110	639,469
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62(a)(b)	798	784,461
Starwood Mortgage Residential Trust
Series 2020-3, Class B1, 4.75%, 04/25/65(a)(c)	2,820	2,321,949
Series 2020-INV1, Class B1, 3.26%, 11/25/55(a) .	260	207,723
Series 2020-INV1, Class M1, 2.50%, 11/25/55(a)	2,688	2,205,859
Series 2021-1, Class B1, 3.52%, 05/25/65(a)(c)	648	486,011
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1-mo. LIBOR US + 0.42%), 5.27%, 05/25/46(c)	29	19,204
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A, (1-mo. LIBOR US + 0.35%), 5.20%, 06/25/35(a)(c)	761	694,324
Series 2005-RF5, Class 2A, 3.64%, 07/25/35(a)(c)	2,079	1,872,585
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)	4,313	2,605,026
Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(a)	1,270	719,877

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Thornburg Mortgage Securities Trust, Series 2006-3, Class A1, 3.21%, 06/25/46(c)	USD 1,034	$687,375
Toorak Mortgage Corp., Series 2021-INV2, Class B1, 4.10%, 11/25/56(a)(c)	3,755	2,598,772
TVC Mortgage Trust, Series 2020-RTL1, Class A1, 3.47%, 09/25/24(a)	45	45,337
Verus Securitization Trust Series 2019-4, Class B1, 3.86%, 11/25/59(a)(c)	800	624,924
Series 2020-4, Class B1, 5.05%, 05/25/65(a)(c)	2,600	2,088,753
Series 2021-1, Class M1, 1.97%, 01/25/66(a)(c)	3,000	1,901,647
Series 2021-R1, Class M1, 2.34%, 10/25/63(a)	3,250	2,586,413
Series 2021-R2, Class B1, 3.25%, 02/25/64(a)(c)	265	188,789
Series 2022-1, Class B1, 4.01%, 01/25/67(a)(c)	1,507	972,263
Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54(a)(c)	100	71,017
Vista Point Securitization Trust
Series 2020-2, Class A3, 2.50%, 04/25/65(a)(c)	123	108,069
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(c)	170	147,245
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-9, Class 5A6, (1-mo. LIBOR US + 0.55%), 5.40%, 11/25/35(c)	392	264,782
Series 2005-9, Class 5A9, 5.50%, 11/25/35	161	123,041
Series 2006-4, Class 1A1, 6.00%, 04/25/36	148	132,474
Series 2006-4, Class 3A1, 7.00%, 05/25/36(b)	99	87,862
Series 2006-6, Class 3CB1, 7.00%, 08/25/36	4,317	1,830,752
Series 2006-AR1, Class A1A, (1-mo. LIBOR US + 0.50%), 5.35%, 02/25/36(c)	1,251	998,819
Series 2006-AR5, Class A1A, (12-mo. Federal Reserve Cumulative Average US + 0.99%), 4.13%, 06/25/46(c)	152	133,790
Series 2007-HY1, Class A2A, (1-mo. LIBOR US + 0.32%), 5.17%, 02/25/37(c)	534	427,880
Series 2007-OA1, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.71%), 3.85%, 12/25/46(c)	2,589	2,073,895
Series 2007-OA4, Class 2A, (Cost of Funds for the 11th District of San Francisco + 0.80%), 3.94%, 05/25/47(c)	2,139	1,783,932
Series 2007-OA5, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.75%), 3.89%, 06/25/47(c)	506	390,431
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1, 4.48%, 10/25/36(c)	968	871,821
Western Mortgage Reference Notes
Series 2021-CL2, Class M1, (SOFR (30-day) + 3.15%), 7.71%, 07/25/59(a)(c)	9,742	9,005,836
Series 2021-CL2, Class M2, (SOFR (30-day) + 3.70%), 8.26%, 07/25/59(a)(c)	9,799	8,922,519
WinWater Mortgage Loan Trust, Series 2014-3, Class B5, 3.98%, 11/20/44(a)(c)	923	831,136

		424,213,644

Commercial Mortgage-Backed Securities — 23.7%
245 Park Avenue Trust
Series 2017-245P, Class A, 3.51%, 06/05/37(a)	5,000	4,503,953
Series 2017-245P, Class C, 3.66%, 06/05/37(a)(c)	3,000	2,492,370
Series 2017-245P, Class E, 3.66%, 06/05/37(a)(c)	1,151	843,407

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, (1-mo. LIBOR US + 0.88%), 5.60%, 09/15/34(a)(c)	USD 5,000	$4,852,362
Series 2017-280P, Class E, (1-mo. LIBOR US + 2.12%), 6.84%, 09/15/34(a)(c)	1,432	1,298,531
ACREC LLC, Series 2023-FL2, Class A, (1-mo. CME Term SOFR + 2.23%), 6.92%, 02/19/38(a)(c)	3,250	3,210,979
Angel Oak SB Commercial Mortgage Trust, Series 2020-SBC1, Class A1, 2.07%, 05/25/50(a)(c)	7,367	7,029,192
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class A5, 2.58%, 10/15/54(a)	3,394	2,777,149
AREIT LLC, Series 2022-CRE7, Class A, (1-mo. CME Term SOFR + 2.24%), 6.99%, 06/17/39(a)(c)	3,080	3,060,500
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1-mo. LIBOR US + 2.10%), 6.78%, 04/15/35(a)(c)	1,128	1,045,673
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, (1-mo. LIBOR US + 1.05%), 5.73%, 09/15/32(a)(c)	2,000	1,957,128
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.34%, 09/15/48(c)	314	284,828
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.60%, 04/14/33(a)(c)	1,114	919,318
Series 2017-SCH, Class AL, (1-mo. LIBOR US + 0.90%), 5.59%, 11/15/32(a)(c)	2,470	2,277,076
Series 2017-SCH, Class DL, (1-mo. LIBOR US + 2.00%), 6.69%, 11/15/32(a)(c)	1,090	944,228
BANK
Series 2019-BN22, Class A4, 2.98%, 11/15/62	3,000	2,625,897
Series 2020-BN28, Class A4, 1.84%, 03/15/63	4,200	3,347,486
Series 2021-BN35, Class A5, 2.29%, 06/15/64	744	601,015
Bayview Commercial Asset Trust
Series 2006-1A, Class A1, (1-mo. LIBOR US + 0.41%), 5.25%, 04/25/36(a)(c)	6,544	5,866,306
Series 2006-1A, Class A2, (1-mo. LIBOR US + 0.54%), 5.39%, 04/25/36(a)(c)	15	13,208
Series 2006-4A, Class A2, (1-mo. LIBOR US + 0.41%), 5.25%, 12/25/36(a)(c)	1,390	1,281,494
Series 2006-SP2, Class A, (1-mo. LIBOR US + 0.42%), 5.27%, 01/25/37(a)(c)	1,422	1,293,054
Series 2007-1, Class A2, (1-mo. LIBOR US + 0.41%), 5.25%, 03/25/37(a)(c)	6,678	6,027,069
Series 2007-2A, Class A1, (1-mo. LIBOR US + 0.27%), 5.12%, 07/25/37(a)(c)	32	28,311
Series 2007-4A, Class A1, (1-mo. LIBOR US + 0.45%), 5.30%, 09/25/37(a)(c)	5,818	5,289,571
Series 2007-6A, Class A4A, (1-mo. LIBOR US + 1.50%), 6.35%, 12/25/37(a)(c)	3,862	3,369,816
BBCMS Mortgage Trust
Series 2017-DELC, Class F, (1-mo. LIBOR US + 3.63%), 8.31%, 08/15/36(a)(c)	1,936	1,879,648
Series 2018-CHRS, Class E, 4.27%, 08/05/38(a)(c)	1,000	641,884
Series 2018-TALL, Class A, (1-mo. LIBOR US + 0.72%), 5.56%, 03/15/37(a)(c)	5,000	4,574,970
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)	332	313,871

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BDS LLC, Series 2022-FL12, Class A, (1-mo. CME Term SOFR + 2.14%), 6.83%, 08/19/38(a)(c)	USD 1,870	$1,851,676
Beast Mortgage Trust
Series 2021-SSCP, Class A, (1-mo. LIBOR US + 0.75%), 5.43%, 04/15/36(a)(c)	1,815	1,724,835
Series 2021-SSCP, Class B, (1-mo. LIBOR US + 1.10%), 5.78%, 04/15/36(a)(c)	278	264,031
Series 2021-SSCP, Class C, (1-mo. LIBOR US + 1.35%), 6.03%, 04/15/36(a)(c)	337	318,270
Series 2021-SSCP, Class D, (1-mo. LIBOR US + 1.60%), 6.28%, 04/15/36(a)(c)	324	302,565
Series 2021-SSCP, Class E, (1-mo. LIBOR US + 2.10%), 6.78%, 04/15/36(a)(c)	278	257,965
Series 2021-SSCP, Class F, (1-mo. LIBOR US + 2.90%), 7.58%, 04/15/36(a)(c)	262	245,668
Series 2021-SSCP, Class G, (1-mo. LIBOR US + 3.80%), 8.48%, 04/15/36(a)(c)	293	274,609
Series 2021-SSCP, Class H, (1-mo. LIBOR US + 4.90%), 9.59%, 04/15/36(a)(c)	216	202,673
Benchmark Mortgage Trust, Series 2019-B15, Class A5, 2.93%, 12/15/72	4,747	4,105,647
BFLD Trust, Series 2020-EYP, Class E, (1-mo. LIBOR US + 3.70%), 8.38%, 10/15/35(a)(c)	1,353	990,653
BHMS
Series 2018-ATLS, Class A, (1-mo. LIBOR US + 1.25%), 5.93%, 07/15/35(a)(c)	2,850	2,740,792
Series 2018-ATLS, Class C, (1-mo. LIBOR US + 1.90%), 6.58%, 07/15/35(a)(c)	2,600	2,464,561
BLP Commercial Mortgage Trust, Series 2023-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 6.52%, 03/15/40(a)(c)	1,410	1,394,542
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1-mo. CME Term SOFR + 1.77%), 6.60%, 05/15/39(a)(c)	1,540	1,493,873
BPR Trust
Series 2021-TY, Class E, (1-mo. LIBOR US + 3.60%), 8.28%, 09/15/38(a)(c)	3,138	2,943,766
Series 2022-SSP, Class A, (1-mo. CME Term SOFR + 3.00%), 7.83%, 05/15/39(a)(c)	770	754,020
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a)	1,696	1,586,398
Series 2013-1515, Class C, 3.45%, 03/10/33(a)	250	229,395
BX Commercial Mortgage Trust
Series 2019-XL, Class A, (1-mo. CME Term SOFR + 1.03%), 5.86%, 10/15/36(a)(c)	6,203	6,132,289
Series 2019-XL, Class D, (1-mo. CME Term SOFR + 1.56%), 6.39%, 10/15/36(a)(c)	2,550	2,477,679
Series 2019-XL, Class G, (1-mo. CME Term SOFR + 2.41%), 7.24%, 10/15/36(a)(c)	4,250	4,089,302
Series 2019-XL, Class J, (1-mo. CME Term SOFR + 2.76%), 7.59%, 10/15/36(a)(c)	5,411	5,171,355
Series 2020-VIV2, Class C, 3.54%, 03/09/44(a)(c)	2,204	1,787,406
Series 2020-VIV3, Class B, 3.54%, 03/09/44(a)(c)	3,576	3,127,014
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)	353	287,438
Series 2020-VIVA, Class D, 3.55%, 03/11/44(a)(c)	3,000	2,340,951
Series 2020-VKNG, Class F, (1-mo. CME Term SOFR + 2.86%), 7.69%, 10/15/37(a)(c)	1,400	1,315,179
Series 2021-CIP, Class A, (1-mo. LIBOR US + 0.92%), 5.61%, 12/15/38(a)(c)	326	314,148

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2021-NWM, Class A, (1-mo. CME Term SOFR + 1.02%), 5.85%, 02/15/33(a)(c)(d)	USD 1,061	$1,029,109
Series 2021-NWM, Class B, (1-mo. CME Term SOFR + 2.26%), 7.09%, 02/15/33(a)(c)(d)	622	603,354
Series 2021-NWM, Class C, (1-mo. CME Term SOFR + 4.36%), 9.19%, 02/15/33(a)(c)(d)	411	398,182
Series 2021-SOAR, Class A, (1-mo. LIBOR US + 0.67%), 5.36%, 06/15/38(a)(c)	3,444	3,310,545
Series 2021-SOAR, Class G, (1-mo. LIBOR US + 2.80%), 7.49%, 06/15/38(a)(c)	2,856	2,629,901
Series 2021-VINO, Class A, (1-mo. LIBOR US + 0.65%), 5.34%, 05/15/38(a)(c)	4,950	4,754,398
Series 2021-VINO, Class F, (1-mo. LIBOR US + 2.80%), 7.49%, 05/15/38(a)(c)	5,836	5,250,479
Series 2021-VIV5, Class A, 2.84%, 03/09/44(a)(c)	1,522	1,239,321
Series 2021-XL2, Class F, (1-mo. LIBOR US + 2.24%), 6.93%, 10/15/38(a)(c)	4,692	4,353,073
Series 2022-CSMO, Class C, (1-mo. CME Term SOFR + 3.89%), 8.72%, 06/15/27(a)(c)	1,080	1,050,221
BX Trust
Series 2019-CALM, Class E, (1-mo. CME Term SOFR + 2.11%), 6.94%, 11/15/32(a)(c)	2,100	2,017,235
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)	4,757	4,061,042
Series 2021-ARIA, Class A, (1-mo. LIBOR US + 0.90%), 5.58%, 10/15/36(a)(c)	2,465	2,365,089
Series 2021-ARIA, Class C, (1-mo. LIBOR US + 1.65%), 6.33%, 10/15/36(a)(c)	150	140,221
Series 2021-ARIA, Class D, (1-mo. LIBOR US + 1.90%), 6.58%, 10/15/36(a)(c)	1,249	1,158,184
Series 2021-ARIA, Class G, (1-mo. LIBOR US + 3.14%), 7.83%, 10/15/36(a)(c)	1,908	1,677,571
Series 2021-LBA, Class AJV, (1-mo. CME Term SOFR + 0.91%), 5.74%, 02/15/36(a)(c)	3,536	3,369,374
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 5.74%, 02/15/36(a)(c)	751	715,611
Series 2021-MFM1, Class A, (1-mo. CME Term SOFR + 0.81%), 5.64%, 01/15/34(a)(c)	669	648,895
Series 2021-MFM1, Class G, (1-mo. CME Term SOFR + 4.01%), 8.84%, 01/15/34(a)(c)	678	617,986
Series 2021-SDMF, Class A, (1-mo. LIBOR US + 0.59%), 5.27%, 09/15/34(a)(c)	547	527,851
Series 2021-SDMF, Class E, (1-mo. LIBOR US + 1.59%), 6.27%, 09/15/34(a)(c)	3,980	3,683,922
Series 2021-VIEW, Class E, (1-mo. LIBOR US + 3.60%), 8.28%, 06/15/36(a)(c)	3,716	3,377,545
Series 2022-GPA, Class A, (1-mo. CME Term SOFR + 2.17%), 6.99%, 10/15/39(a)(c)	12,240	12,086,588
Series 2022-GPA, Class D, (1-mo. CME Term SOFR + 4.06%), 8.89%, 10/15/39(a)(c)	1,200	1,176,108
Series 2022-LBA6, Class A, (1-mo. CME Term SOFR + 1.00%), 5.83%, 01/15/39(a)(c)	1,862	1,796,625
Series 2022-LBA6, Class D, (1-mo. CME Term SOFR + 2.00%), 6.83%, 01/15/39(a)(c)	2,150	1,999,498
Series 2022-VAMF, Class A, (1-mo. CME Term SOFR + 0.85%), 5.68%, 01/15/39(a)(c)	961	922,764
Series 2022-VAMF, Class B, (1-mo. CME Term SOFR + 1.28%), 6.11%, 01/15/39(a)(c)	397	379,090
BXP Trust
Series 2017-GM, Class B, 3.43%, 06/13/39(a)(c)	265	232,315

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BXP Trust
Series 2021-601L, Class D, 2.78%, 01/15/44(a)(c)	USD 1,120	$725,147
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, (1-mo. LIBOR US + 1.75%), 6.43%, 12/15/37(a)(c)	1,000	974,869
Series 2019-LIFE, Class E, (1-mo. LIBOR US + 2.15%), 6.83%, 12/15/37(a)(c)	2,002	1,931,587
CD Mortgage Trust, Series 2016-CD1, Class A3, 2.46%, 08/10/49	4,339	3,998,966
CFCRE Commercial Mortgage Trust, Series 2016- C4, Class C, 4.84%, 05/10/58(c)	130	117,825
CFK Trust
Series 2019-FAX, Class D, 4.64%, 01/15/39(a)(c)	2,500	2,158,088
Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(c)	2,600	2,155,394
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class C, 3.52%, 05/10/35(a)(c)	100	88,000
Series 2016-P3, Class A4, 3.33%, 04/15/49	2,635	2,477,008
Series 2017-P7, Class A4, 3.71%, 04/14/50	6,000	5,625,721
Series 2019-PRM, Class E, 4.73%, 05/10/36(a)(c)	3,000	2,938,518
Series 2019-SMRT, Class A, 4.15%, 01/10/36(a)	2,000	1,959,379
Series 2019-SMRT, Class D, 4.75%, 01/10/36(a)(c)	3,000	2,903,308
Cold Storage Trust
Series 2020-ICE5, Class A, (1-mo. LIBOR US + 0.90%), 5.58%, 11/15/37(a)(c)	8,911	8,681,457
Series 2020-ICE5, Class E, (1-mo. LIBOR US + 2.77%), 7.45%, 11/15/37(a)(c)	1,966	1,890,148
Commercial Mortgage Trust
Series 2015-CR23, Class A4, 3.50%, 05/10/48	2,000	1,916,521
Series 2015-CR26, Class A4, 3.63%, 10/10/48	3,535	3,380,914
Series 2015-PC1, Class B, 4.30%, 07/10/50(c)	3,175	2,901,710
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(c)	500	388,540
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A, (1-mo. LIBOR US + 0.98%), 5.66%, 05/15/36(a)(c)	10,159	10,055,943
Series 2019-ICE4, Class B, (1-mo. LIBOR US + 1.23%), 5.91%, 05/15/36(a)(c)	3,008	2,958,074
Series 2019-ICE4, Class E, (1-mo. LIBOR US + 2.15%), 6.83%, 05/15/36(a)(c)	6,315	6,111,277
Series 2019-ICE4, Class F, (1-mo. LIBOR US + 2.65%), 7.33%, 05/15/36(a)(c)	8,875	8,628,048
Credit Suisse Mortgage Trust
Series 2017-PFHP, Class A, (1-mo. LIBOR US + 0.95%), 5.63%, 12/15/30(a)(c)	240	226,410
Series 2020-FACT, Class E, (1-mo. LIBOR US + 4.86%), 9.55%, 10/15/37(a)(c)	1,564	1,395,680
Series 2021-980M, Class D, 3.54%, 07/15/31(a)(c)	3,364	2,746,475
Series 2021-980M, Class E, 3.54%, 07/15/31(a)(c)	2,195	1,639,323
Series 2021-BHAR, Class A, (1-mo. LIBOR US + 1.15%), 5.84%, 11/15/38(a)(c)	4,487	4,292,044
Series 2021-BHAR, Class E, (1-mo. LIBOR US + 3.50%), 8.19%, 11/15/38(a)(c)	633	590,655
Series 2022-NWPT, Class A, (1-mo. CME Term SOFR + 3.14%), 7.97%, 09/09/24(a)(c)	3,659	3,648,296
CSAIL Commercial Mortgage Trust Series 2018-C14, Class A4, 4.42%, 11/15/51(c)	4,219	4,031,849

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust Series 2019-C16, Class C, 4.24%, 06/15/52(c)	USD 1,622	$1,275,766
DBGS Mortgage Trust
Series 2018-5BP, Class A, (1-mo. LIBOR US + 0.80%), 5.48%, 06/15/33(a)(c)	5,000	4,752,207
Series 2018-BIOD, Class A, (1-mo. LIBOR US + 0.80%), 5.49%, 05/15/35(a)(c)	5,242	5,149,818
Series 2018-BIOD, Class D, (1-mo. LIBOR US + 1.30%), 5.98%, 05/15/35(a)(c)	3,198	3,105,596
Series 2018-BIOD, Class F, (1-mo. LIBOR US + 2.00%), 6.68%, 05/15/35(a)(c)	3,052	2,914,226
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class D, 3.53%, 10/10/34(a)(c)	990	893,184
Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(c)	1,094	929,884
ELP Commercial Mortgage Trust, Series 2021-ELP, Class G, (1-mo. LIBOR US + 3.12%), 7.80%, 11/15/38(a)(c)	6,602	5,978,887
Extended Stay America Trust
Series 2021-ESH, Class D, (1-mo. LIBOR US + 2.25%), 6.94%, 07/15/38(a)(c)	4,874	4,641,858
Series 2021-ESH, Class E, (1-mo. LIBOR US + 2.85%), 7.54%, 07/15/38(a)(c)	3,407	3,218,934
Series 2021-ESH, Class F, (1-mo. LIBOR US + 3.70%), 8.39%, 07/15/38(a)(c)	2,161	2,027,143
FREMF Mortgage Trust
Series 2018-K74, Class B, 4.09%, 02/25/51(a)(c)	2,150	2,007,856
Series 2018-W5FX, Class CFX, 3.42%, 04/25/28(a)(c)	4,100	3,426,804
Series 2020-K105, Class B, 3.53%, 03/25/53(a)(c)	2,905	2,564,643
FS Rialto Issuer Ltd., Series 2022-FL7, Class A, (1-mo. CME Term SOFR + 2.90%), 7.59%, 10/19/39(a)(c)	2,976	2,949,483
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(c)	4,100	3,888,178
GS Mortgage Securities Trust
Series 2015-GC32, Class C, 4.41%, 07/10/48(c)	881	799,431
Series 2017-GS6, Class A3, 3.43%, 05/10/50	2,000	1,854,827
Series 2019-GSA1, Class A4, 3.05%, 11/10/52	2,587	2,259,448
Series 2019-GSA1, Class C, 3.81%, 11/10/52(c)	2,530	1,946,039
Series 2021-DM, Class A, (1-mo. LIBOR US + 0.89%), 5.57%, 11/15/36(a)(c)	2,421	2,326,405
Series 2021-DM, Class F, (1-mo. LIBOR US + 3.44%), 8.12%, 11/15/36(a)(c)	313	281,455
Series 2022-AGSS, Class A, (1-mo. CME Term SOFR + 2.69%), 7.52%, 11/15/27(a)(c)	3,480	3,447,309
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.02%, 08/15/39(a)(c)	3,170	3,169,998
Series 2022-SHIP, Class A, (1-mo. CME Term SOFR + 0.73%), 5.56%, 08/15/36(a)(c)	3,838	3,799,951
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 6.75%, 03/15/28(a)(c)	2,080	2,074,822
Harvest Commercial Capital Loan Trust, Series 2020-1, Class M4, 5.96%, 04/25/52(a)(c)	669	604,369
HIT Trust, Series 2022-HI32, Class A, (1-mo. CME Term SOFR + 2.39%), 7.22%, 07/15/24(a)(c)	710	708,653
HONO Mortgage Trust
Series 2021-LULU, Class E, (1-mo. LIBOR US + 3.35%), 8.03%, 10/15/36(a)(c)	1,968	1,793,686

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
HONO Mortgage Trust Series 2021-LULU, Class F, (1-mo. LIBOR US + 4.40%), 9.08%, 10/15/36(a)(c)	USD 1,629	$1,458,442
Houston Galleria Mall Trust, Series 2015-HGLR, Class D, 3.98%, 03/05/37(a)	578	513,711
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41(a)(c)	712	446,810
ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 7.07%, 10/15/39(a)(c)	6,059	6,043,947
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1-mo. CME Term SOFR + 2.49%), 7.32%, 08/15/39(a)(c)	3,483	3,454,623
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(c)	1,190	989,226
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.06%, 11/13/52	1,968	1,726,229
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.73%, 01/15/49(c)	315	279,098
Series 2016-JP2, Class A4, 2.82%, 08/15/49	3,655	3,368,093
Series 2018-PHH, Class A, (1-mo. LIBOR US + 1.21%), 5.89%, 06/15/35(a)(c)	2,907	2,667,653
Series 2020-609M, Class D, (1-mo. LIBOR US + 2.77%), 7.46%, 10/15/33(a)(c)	700	577,945
Series 2021-MHC, Class A, (1-mo. LIBOR US + 0.80%), 5.48%, 04/15/38(a)(c)	277	268,512
Series 2021-MHC, Class E, (1-mo. LIBOR US + 2.45%), 7.13%, 04/15/38(a)(c)	2,528	2,376,637
Series 2021-NYAH, Class A, (1-mo. LIBOR US + 0.76%), 5.44%, 06/15/38(a)(c)	1,760	1,704,167
Series 2022-CGSS, Class A, (1-mo. CME Term SOFR + 2.47%), 7.30%, 12/15/36(a)(c)	5,619	5,590,508
Series 2022-NLP, Class F, (1-mo. CME Term SOFR + 3.54%), 8.37%, 04/15/37(a)(c)	3,426	2,899,769
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.01%, 09/15/39(a)(c)	5,605	5,569,817
Series 2022-OPO, Class D, 3.45%, 01/05/39(a)(c)	2,481	1,818,355
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1-mo. LIBOR US + 1.80%), 6.48%, 05/15/36(a)(c)	366	356,390
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-1A, Class 1A, (1-mo. LIBOR US + 0.25%), 5.10%, 03/25/37(a)(c)	25	25,021
Series 2007-2A, Class M1, (1-mo. LIBOR US + 0.40%), 5.25%, 06/25/37(a)(c)	585	576,708
Series 2007-3A, Class M2, (1-mo. LIBOR US + 2.00%), 6.85%, 10/25/37(a)(c)	3,340	2,567,395
Life Mortgage Trust, Series 2021-BMR, Class A, (1-mo. CME Term SOFR + 0.81%), 5.64%, 03/15/38(a)(c)	1,946	1,888,279
LUXE Trust, Series 2021-TRIP, Class E, (1-mo. LIBOR US + 2.75%), 7.43%, 10/15/38(a)(c)	654	615,399
Med Trust
Series 2021-MDLN, Class F, (1-mo. LIBOR US + 4.00%), 8.69%, 11/15/38(a)(c)	2,193	2,030,237
Series 2021-MDLN, Class G, (1-mo. LIBOR US + 5.25%), 9.94%, 11/15/38(a)(c)	13,957	12,721,967

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
MF1, Series 2021-W10, Class G, (1-mo. CME Term SOFR + 4.22%), 9.05%, 12/15/34(a)(c)	USD 560	$510,461
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, (1-mo. LIBOR US + 0.80%), 5.49%, 04/15/38(a)(c)	2,300	2,223,771
Series 2021-MHC, Class F, (1-mo. LIBOR US + 2.60%), 7.29%, 04/15/38(a)(c)	453	421,213
Series 2021-MHC2, Class A, (1-mo. LIBOR US + 0.85%), 5.53%, 05/15/38(a)(c)	5,000	4,824,375
MHP
Series 2021-STOR, Class G, (1-mo. LIBOR US + 2.75%), 7.43%, 07/15/38(a)(c)	2,146	1,951,027
Series 2021-STOR, Class J, (1-mo. LIBOR US + 3.95%), 8.63%, 07/15/38(a)(c)	1,917	1,741,121
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.14%, 07/15/50(a)(c)	233	178,104
Series 2015-C25, Class A5, 3.64%, 10/15/48	1,455	1,390,548
Series 2015-C26, Class C, 4.37%, 10/15/48(c)	1,000	905,624
Series 2016-C32, Class A4, 3.72%, 12/15/49	1,060	997,446
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(c)	2,000	1,916,370
Series 2017-H1, Class B, 4.08%, 06/15/50	2,400	2,170,482
Series 2017-H1, Class C, 4.28%, 06/15/50(c)	322	283,042
Series 2017-HR2, Class D, 2.73%, 12/15/50	160	100,893
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(c)	2,184	1,563,347
Series 2018-SUN, Class D, (1-mo. LIBOR US + 1.65%), 6.33%, 07/15/35(a)(c)	1,000	974,840
Series 2018-SUN, Class F, (1-mo. LIBOR US + 2.55%), 7.23%, 07/15/35(a)(c)	22	21,308
Series 2019-H7, Class AS, 3.52%, 07/15/52	1,900	1,664,911
Series 2019-H7, Class C, 4.13%, 07/15/52	5,000	3,999,214
Series 2019-H7, Class D, 3.00%, 07/15/52(a)	3,000	1,897,144
MSCG Trust, Series 2018-SELF, Class E, (1-mo. LIBOR US + 2.15%), 6.84%, 10/15/37(a)(c)	4,365	4,062,088
MTN Commercial Mortgage Trust
Series 2022-LPFL, Class A, (1-mo. CME Term SOFR + 1.40%), 6.22%, 03/15/39(a)(c)	3,720	3,664,791
Series 2022-LPFL, Class F, (1-mo. CME Term SOFR + 5.29%), 10.11%, 03/15/39(a)(c)	829	771,591
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class A, 3.86%, 04/10/37(a)	1,850	1,674,163
Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/39(a)	2,920	2,628,723
Series 2017-OT, Class D, 3.95%, 05/10/39(a)(c)	1,080	775,325
Series 2017-OT, Class E, 3.95%, 05/10/39(a)(c)	498	332,945
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F, (1-mo. LIBOR US + 3.35%), 8.04%, 07/15/38(a)(c)	1,824	1,660,597
Series 2021-MF, Class G, (1-mo. LIBOR US + 4.35%), 9.04%, 07/15/38(a)(c)	1,967	1,786,422
Ready Capital Mortgage Financing LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.55%), 7.36%, 10/25/39(a)(c)	5,718	5,657,123
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.47%), 7.26%, 06/25/37(a)(c)	1,338	1,341,770
Series 2023-FL11, Class A, (1-mo. CME Term SOFR + 2.37%), 7.17%, 10/25/39(a)(c)	3,300	3,266,575
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. CME Term SOFR + 2.25%), 6.99%, 01/19/37(a)(c)	6,664	6,518,582

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class B, 3.93%, 10/10/48	USD 2,000	$1,693,751
Series 2019-PREZ, Class E, 3.48%, 09/15/39(a)(c)	2,000	1,506,147
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 07/15/41(a)	3,500	2,786,930
SMRT
Series 2022-MINI, Class A, (1-mo. CME Term SOFR + 1.00%), 5.83%, 01/15/39(a)(c)	708	680,601
Series 2022-MINI, Class E, (1-mo. CME Term SOFR + 2.70%), 7.53%, 01/15/39(a)(c)	847	762,054
SREIT Trust
Series 2021-MFP, Class F, (1-mo. LIBOR US + 2.62%), 7.31%, 11/15/38(a)(c)	2,960	2,703,375
Series 2021-MFP2, Class A, (1-mo. LIBOR US + 0.82%), 5.51%, 11/15/36(a)(c)	1,079	1,035,712
Series 2021-MFP2, Class F, (1-mo. LIBOR US + 2.62%), 7.30%, 11/15/36(a)(c)	2,226	2,058,586
Series 2021-PALM, Class A, (1-mo. LIBOR US + 0.59%), 5.27%, 10/15/34(a)(c)	838	798,367
STWD Trust
Series 2021-FLWR, Class B, (1-mo. LIBOR US + 0.93%), 5.61%, 07/15/36(a)(c)	7,000	6,654,371
Series 2021-FLWR, Class E, (1-mo. LIBOR US + 1.92%), 6.61%, 07/15/36(a)(c)	1,738	1,594,161
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.01%, 05/15/37(a)(c)	5,962	5,739,052
TTAN, Series 2021-MHC, Class A, (1-mo. LIBOR US + 0.85%), 5.54%, 03/15/38(a)(c)	1,972	1,908,910
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M6, 7.05%, 10/26/48(a)(c)	1,104	863,447
Series 2019-1, Class M2, 4.01%, 03/25/49(a)(c)	185	158,757
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(c)	1,530	1,340,586
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(c)	687	599,372
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(c)	1,721	1,476,840
Series 2021-1, Class M4, 2.85%, 05/25/51(a)(c)	2,169	1,516,801
Series 2021-3, Class M4, 3.48%, 10/25/51(a)(c)	2,590	2,067,189
Series 2021-4, Class A, 2.52%, 12/26/51(a)(c)	8,071	6,911,212
Series 2021-4, Class M4, 4.48%, 12/26/51(a)(c)	1,250	917,840
Series 2022-1, Class M4, 5.20%, 02/25/52(a)(c)	5,627	4,269,574
Series 2022-4, Class M2, 6.97%, 08/25/52(a)(c)	1,087	1,036,315
Series 2022-4, Class M3, 7.54%, 08/25/52(a)(c)	1,087	954,197
Wells Fargo Commercial Mortgage Trust
Series 2017-C39, Class B, 4.03%, 09/15/50	2,000	1,785,062
Series 2017-C41, Class B, 4.19%, 11/15/50(c)	2,000	1,791,067
Series 2017-C42, Class B, 4.00%, 12/15/50(c)	500	443,074
Series 2017-HSDB, Class A, (1-mo. LIBOR US + 1.10%), 5.91%, 12/13/31(a)(c)	1,181	1,170,226
Series 2018-1745, Class A, 3.75%, 06/15/36(a)(c)	3,155	2,748,115
Series 2018-C46, Class A4, 4.15%, 08/15/51	3,740	3,541,448
Series 2019-C49, Class A5, 4.02%, 03/15/52	2,796	2,619,042
Series 2019-C50, Class B, 4.19%, 05/15/52	3,121	2,717,248
Series 2019-C53, Class A3, 2.79%, 10/15/52	1,000	864,256
Series 2020-SDAL, Class D, (1-mo. LIBOR US + 2.09%), 6.77%, 02/15/37(a)(c)	1,000	952,027
Series 2020-SDAL, Class E, (1-mo. LIBOR US + 2.74%), 7.42%, 02/15/37(a)(c)	1,600	1,520,567
Series 2021-C59, Class A4, 2.34%, 04/15/54	5,000	4,083,119
Series 2021-C60, Class A4, 2.34%, 08/15/54	3,000	2,434,543

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust Series 2021-FCMT, Class A, (1-mo. LIBOR US + 1.20%), 5.88%, 05/15/31(a)(c)	USD 4,660	$4,333,800
WMRK Commercial Mortgage Trust, Series 2022- WMRK, Class A, (1-mo. CME Term SOFR + 2.79%), 7.62%, 11/15/27(a)(c)	3,829	3,790,588

		574,978,328

Interest Only Collateralized Mortgage Obligations — 0.2%
Ajax Mortgage Loan Trust, Series 2021-E, Class XS, 0.00%, 12/25/60(a)(c)	9,242	370,573
JPMorgan Mortgage Trust
Series 2021-INV7, Class A2X, 0.50%, 02/25/52(a)(c)	33,250	824,207
Series 2021-INV7, Class A3X, 0.50%, 02/25/52(a)(c)	20,426	465,531
Series 2021-INV7, Class A4X, 0.50%, 02/25/52(a)(c)	7,873	334,204
Series 2021-INV7, Class A5X, 0.50%, 02/25/52(a)(c)	3,621	89,748
Series 2021-INV7, Class AX1, 0.27%, 02/25/52(a)(c)	65,169	872,639
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 1.84%, 02/25/38(a)(c)	9,835	2,351,204

		5,308,106

Interest Only Commercial Mortgage-Backed Securities — 0.8%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2017-SCH, Class XFCP, 0.00%, 11/15/19(a)(c)	95,950	432
Series 2017-SCH, Class XLCP, 0.00%, 11/15/19(a)(c)	56,050	73

BANK
Series 2019-BN22, Class XA, 0.59%, 11/15/62(c)	38,651	1,220,542
Series 2019-BN22, Class XB, 0.15%, 11/15/62(c)	85,561	829,428
Series 2020-BN28, Class XB, 0.97%, 03/15/63(c)	29,820	1,775,448

Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.24%, 02/15/50(a)(c)	10,000	414,561

BBCMS Trust, Series 2015-SRCH, Class XB, 0.20%, 08/10/35(a)(c)	12,500	104,597

Benchmark Mortgage Trust
Series 2019-B12, Class XA, 1.03%, 08/15/52(c)	36,969	1,494,415
Series 2019-B9, Class XA, 1.03%, 03/15/52(c)	15,706	725,791
Series 2020-B17, Class XB, 0.53%, 03/15/53(c)	17,599	492,475
Series 2020-B19, Class XA, 1.77%, 09/15/53(c)	23,867	1,829,067
Series 2021-B23, Class XA, 1.27%, 02/15/54(c)	18,337	1,241,115

BX Trust, Series 2022-GPA, Class XCP, 1.03%, 10/15/39(a)(c)	65,811	251,767

CFK Trust, Series 2019-FAX, Class XA, 0.23%, 01/15/39(a)(c)	62,648	831,098

Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class X, 0.51%, 01/10/36(a)(c)	80,300	232,701

Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.64%, 08/15/57(c)	40,461	1,147,624

CSAIL Commercial Mortgage Trust
Series 2019-C16, Class XA, 1.55%, 06/15/52(c)	9,694	681,231
Series 2019-C17, Class XA, 1.35%, 09/15/52(c)	3,947	234,338

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(c)	USD 11,214	$376,042
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class X1, 0.40%, 05/03/32(a)(c)	144,016	730,550
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)	8,570	188,411
Series 2017-C5, Class XB, 0.27%, 03/15/50(c)	30,000	365,640
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)	17,400	368,572
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.80%, 03/10/50(a)(c)	8,998	170,827
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.18%, 12/15/47(a)(c)	220	4,241
Morgan Stanley Capital I Trust
Series 2017-H1, Class XD, 2.15%, 06/15/50(a)(c)	8,625	628,080
Series 2019-L2, Class XA, 1.00%, 03/15/52(c)	11,013	496,833
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(a)(c)	28,100	402,642
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.00%, 02/10/32(a)(c)	110,000	3,146
Series 2017-1MKT, Class XNCP, 0.09%, 02/10/32(a)(c)	22,000	57,721
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.47%, 10/15/52(c)	8,982	620,795
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class XB, 0.48%, 04/15/50(c)	7,000	64,322
Series 2016-BNK1, Class XD, 1.25%, 08/15/49(a)(c)	1,000	34,448
WFRBS Commercial Mortgage Trust, Series 2014- C21, Class XA, 1.00%, 08/15/47(c)	6,919	76,655

		18,095,628

Total Non-Agency Mortgage-Backed Securities — 42.2% (Cost: $1,125,140,140)		1,022,595,706

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.1%
Fannie Mae, Series 2017-C07, Class 1B1, (1-mo. LIBOR US + 4.00%), 8.85%, 05/25/30(c)	2,000	2,092,646

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac
Series K116, Class X1, 1.43%, 07/25/30(c)	23,883	1,890,945
Series KL05, Class X1P, 0.89%, 06/25/29(c)	12,845	614,071
Ginnie Mae
Series 2016-36, Class IO, 0.69%, 08/16/57(c)	3,278	90,950
Series 2017-24, Class IO, 0.75%, 12/16/56(c)	12,030	403,875

		2,999,841

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities — 0.9%
Uniform Mortgage-Backed Securities
2.00%, 04/01/53(i)	USD 4,579	$3,785,104
2.50%, 04/01/53(i)	22,139	19,080,907

		22,866,011

Total U.S. Government Sponsored Agency Securities — 1.1% (Cost: $29,570,597)		27,958,498

Total Long-Term Investments — 91.7% (Cost: $2,414,685,327)		2,222,561,162

	Shares

Short-Term Securities

Money Market Funds — 8.9%
Dreyfus Treasury Securities Cash Management, Institutional Class, 4.43%(j)	215,928,693	215,928,693

Total Short-Term Securities — 8.9% (Cost: $215,928,693)		215,928,693

Total Investments Before TBA Sale Commitments — 100.6% (Cost: $2,630,614,020)		2,438,489,855

	Par (000)

TBA Sale Commitments(i)

Mortgage-Backed Securities — (1.9)%
Uniform Mortgage-Backed Securities
2.00%, 04/01/53 - 05/01/53	USD (9,158)	(7,573,785)
2.50%, 04/01/53	(44,277)	(38,182,570)

Total TBA Sale Commitments — (1.9)% (Proceeds: $(45,380,246))		(45,756,355)

Total Investments Net of TBA Sale Commitments — 98.7% (Cost: $2,585,233,774)		2,392,733,500
Other Assets Less Liabilities — 1.3%		30,840,841

Net Assets — 100.0%		$2,423,574,341

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Represents or includes a TBA transaction.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,674,598	EUR	7,048,000	Bank of America N.A.	06/21/23	$(4,651)

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD 140	$34,504	$4,446	$30,058
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD 53	13,062	3,858	9,204
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD 27	6,654	1,404	5,250
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD 1	—	—	—
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD 2	—	—	—

						$54,220	$9,708	$44,512

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD 5,000	$(417,230)	$(91,512)	$(325,718)
CMBX.NA.9.A	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD 1,457	(121,581)	(3,411)	(118,170)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD 220	(54,221)	(24,691)	(29,530)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD 1,000	(285,468)	(78,601)	(206,867)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD 500	(142,734)	(47,406)	(95,328)
CMBX.NA.15.BBB-	3.00	Monthly	Citigroup Global Markets, Inc.	11/15/64	Not Rated	USD 1,493	(425,567)	(285,664)	(139,903)

							$(1,446,801)	$(531,285)	$(915,516)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$9,708	$(531,285)	$44,512	$(915,516)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$54,220	$—	$—	$—	$—	$54,220

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,651	$—	$—	$4,651
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,446,801	—	—	—	—	1,446,801

	$—	$1,446,801	$—	$4,651	$—	$—	$1,451,452

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$2,802	$—	$—	$2,802
Swaps	—	283,350	—	—	—	—	283,350

	$—	$283,350	$—	$2,802	$—	$—	$286,152

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(4,651)	$—	$—	$(4,651)
Swaps	—	(1,065,398)	—	—	—	—	(1,065,398)

	$—	$(1,065,398)	$—	$(4,651)	$—	$—	$(1,070,049)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$1,918,650
Credit default swaps
Average notional value — buy protection	$301,000
Average notional value — sell protection	$9,817,235

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$—	$4,651
Swaps — OTC(a)	54,220	1,446,801

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$54,220	$1,451,452

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$54,220	$1,451,452

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$34,504	$(34,504)	$—	$—	$—
Morgan Stanley & Co. International PLC	19,716	(19,716)	—	—	—

	$54,220	$(54,220)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)
Bank of America N.A	$4,651	$—	$—	$—	$4,651
Citigroup Global Markets, Inc.	425,567	(34,504)	—	(260,000)	131,063
Deutsche Bank AG	482,423	—	—	(482,423)	—
Goldman Sachs International	417,230	—	—	(410,000)	7,230
Morgan Stanley & Co. International PLC	121,581	(19,716)	—	—	101,865

	$1,451,452	$(54,220)	$—	$(1,152,423)	$244,809

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,137,449,596	$16,155,741	$1,153,605,337
Corporate Bonds	—	84,882	—	84,882
Floating Rate Loan Interests	—	7,643,442	10,673,297	18,316,739
Non-Agency Mortgage-Backed Securities	—	993,257,812	29,337,894	1,022,595,706
U.S. Government Sponsored Agency Securities	—	27,958,498	—	27,958,498
Short-Term Securities
Money Market Funds	215,928,693	—	—	215,928,693
Unfunded Floating Rate Loan Interests	—	—	17,129	17,129
Liabilities
TBA Sale Commitments	—	(45,756,355)	—	(45,756,355)

	$215,928,693	$2,120,637,875	$56,184,061	$2,392,750,629

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$44,512	$—	$44,512
Liabilities
Credit Contracts	—	(915,516)	—	(915,516)
Foreign Currency Exchange Contracts	—	(4,651)	—	(4,651)

	$—	$(875,655)	$—	$(875,655)

(a)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series A Portfolio

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds		Floating-Rate Loan Interest	Non-Agency Mortgage-Backed Securities	Unfunded Floating Rate Loan Interests	Total
Assets
Opening Balance, as of March 31, 2022	$29,617,397	$—	(a)	$3,990,000	$14,187,936	$—	$47,795,333
Transfers into Level 3(b)	7,814,112	—		13,976,587	3,273,536	—	25,064,235
Transfers out of Level 3(c)	(13,665,134)	—		—	(4,324,550)	—	(17,989,684)
Other(d)	(4,803,827)	—		—	4,803,827	—	—
Accrued discounts/premiums	60	—		(25,071)	185,323	—	160,312
Net realized gain (loss)	13,446	—		2,537	(234,083)	—	(218,100)
Net change in unrealized appreciation (depreciation)(e)(f)	(1,454,472)	—		16,142	(1,290,981)	17,129	(2,712,182)
Purchases	10,409	—		6,448,952	19,928,288	—	26,387,649
Sales	(1,376,250)	—		(13,735,850)	(7,191,402)	—	(22,303,502)

Closing Balance, as of March 31, 2023	$16,155,741	$—	(a)	$10,673,297	$29,337,894	$17,129	$56,184,061

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2023(f)	$(1,468,079)	$—		$16,142	$(1,357,228)	$17,129	$(2,792,036)

(a)	Rounds to less than $1.
(b)

As of March 31, 2022, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2023, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(c)

As of March 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2023, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(e)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(f)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Aerospace & Defense — 2.8%
Boeing Co.
2.70%, 02/01/27	USD 200	$184,252
2.95%, 02/01/30	200	176,503
3.25%, 02/01/35	194	158,393
3.38%, 06/15/46	140	99,354
3.85%, 11/01/48	165	122,816
3.75%, 02/01/50	280	211,911
5.81%, 05/01/50	1,013	1,019,754
5.93%, 05/01/60	267	266,681
General Dynamics Corp., 4.25%, 04/01/40	130	122,752
L3Harris Technologies, Inc.
4.40%, 06/15/28	505	494,783
4.40%, 06/15/28	1,680	1,646,012
2.90%, 12/15/29	392	346,485
Lockheed Martin Corp., 5.70%, 11/15/54	260	296,077
Northrop Grumman Corp.
7.88%, 03/01/26	1,000	1,095,371
3.20%, 02/01/27	51	48,776
5.25%, 05/01/50	100	103,542
Raytheon Technologies Corp.
3.20%, 03/15/24	1,894	1,860,705
4.13%, 11/16/28	820	808,206
2.38%, 03/15/32	220	185,030
4.50%, 06/01/42	202	191,452
4.15%, 05/15/45	495	432,763
4.35%, 04/15/47	252	228,228
3.13%, 07/01/50	95	70,829
3.03%, 03/15/52	95	68,753
5.38%, 02/27/53	260	273,656

		10,513,084

Air Freight & Logistics — 0.2%
FedEx Corp.
3.10%, 08/05/29	467	428,745
4.10%, 02/01/45	215	177,888
4.55%, 04/01/46	135	118,803

		725,436

Automobile Components — 0.2%
Aptiv PLC, 3.10%, 12/01/51	395	250,330
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32	485	422,393

		672,723

Automobiles — 2.1%
Daimler Truck Finance North America LLC, 2.00%, 12/14/26(a)	470	423,238
Ford Motor Co., 5.29%, 12/08/46	82	67,240
General Motors Co.
5.60%, 10/15/32	385	376,946
5.00%, 04/01/35	250	229,775
6.25%, 10/02/43	248	238,375
Mercedes-Benz Finance North America LLC, 5.50%, 11/27/24(a)	845	852,741
Nissan Motor Acceptance Co. LLC
1.85%, 09/16/26(a)	1,595	1,380,440
2.75%, 03/09/28(a)	475	401,845
Nissan Motor Co. Ltd.
3.04%, 09/15/23(a)	2,535	2,497,083
3.52%, 09/17/25(a)	531	503,073
4.35%, 09/17/27(a)	400	377,382

Security	Par (000)	Value

Automobiles (continued)
Volkswagen Group of America Finance LLC 3.35%, 05/13/25(a)	USD 350	$338,191
1.25%, 11/24/25(a)	330	300,229

		7,986,558
Banks — 15.2%
AIB Group PLC, 4.26%, 04/10/25(a)	1,650	1,614,727
Banco Santander SA, 1.72%, 09/14/27	600	523,681
Bank of America Corp.
3.37%, 01/23/26	930	894,416
1.32%, 06/19/26	1,836	1,678,305
6.20%, 11/10/28	1,025	1,071,516
3.42%, 12/20/28	2,210	2,053,340
3.97%, 03/05/29	212	200,706
3.97%, 02/07/30	900	841,212
2.69%, 04/22/32	2,375	1,981,995
2.97%, 02/04/33	2,037	1,715,238
5.02%, 07/22/33	292	288,767
4.08%, 04/23/40	185	160,850
2.68%, 06/19/41	565	399,339
4.08%, 03/20/51	405	332,087
2.83%, 10/24/51	35	22,821
Series L, 4.75%, 04/21/45	140	129,771
Series N, 1.66%, 03/11/27	654	592,114
Bank of Ireland Group PLC, 6.25%, 09/16/26(a)	630	626,190
Barclays PLC
3.93%, 05/07/25	1,760	1,712,180
5.20%, 05/12/26	800	765,752
5.09%, 06/20/30	900	832,735
BPCE SA, 5.98%, 01/18/27(a)	1,070	1,067,231
Citigroup, Inc.
1.12%, 01/28/27	80	71,313
4.45%, 09/29/27	500	484,849
3.89%, 01/10/28	660	630,590
2.57%, 06/03/31	1,965	1,657,889
2.56%, 05/01/32	295	244,748
4.91%, 05/24/33	171	167,842
6.27%, 11/17/33	715	773,276
4.75%, 05/18/46	20	17,708
Commonwealth Bank of Australia, 3.78%, 03/14/32(a)	265	222,833
Danske Bank A/S
3.77%, 03/28/25(a)	470	458,731
6.47%, 01/09/26(a)	870	870,805
Discover Bank, 4.68%, 08/09/28	300	274,581
HSBC Holdings PLC
2.63%, 11/07/25	510	482,541
4.18%, 12/09/25	1,345	1,306,271
4.30%, 03/08/26	280	270,815
7.39%, 11/03/28	755	803,572
8.11%, 11/03/33	1,415	1,584,694
6.25%, 03/09/34	1,000	1,045,483
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)	416	399,612
JPMorgan Chase & Co.
2.01%, 03/13/26	885	834,067
2.08%, 04/22/26	860	804,729
3.96%, 01/29/27	345	335,040
1.04%, 02/04/27	750	669,452
3.78%, 02/01/28	670	640,623
2.18%, 06/01/28	864	773,934
4.85%, 07/25/28	600	598,926
4.01%, 04/23/29	50	47,780
4.91%, 07/25/33	653	649,046
5.72%, 09/14/33	1,040	1,065,333

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
JPMorgan Chase & Co.
3.88%, 07/24/38	USD 765	$673,835
3.11%, 04/22/41	330	252,060
2.53%, 11/19/41	1,040	717,821
3.16%, 04/22/42	700	531,892
4.95%, 06/01/45	250	237,560
Lloyds Banking Group PLC
4.45%, 05/08/25	300	291,778
4.58%, 12/10/25	1,075	1,014,596
2.44%, 02/05/26	200	187,529
1.63%, 05/11/27	500	439,301
Mitsubishi UFJ Financial Group, Inc., 2.05%, 07/17/30	850	694,698
National Australia Bank Ltd., 6.43%, 01/12/33(a)	715	736,415
NatWest Group PLC
2.36%, 05/22/24	410	407,853
7.47%, 11/10/26	755	780,240
3.03%, 11/28/35	535	407,520
Nordea Bank Abp, 1.50%, 09/30/26(a)	1,500	1,317,104
Santander UK Group Holdings PLC
1.67%, 06/14/27	670	583,146
3.82%, 11/03/28	472	432,400
Santander UK PLC, 5.00%, 11/07/23(a)	617	609,502
Societe Generale SA, 6.45%, 01/12/27(a)	1,040	1,039,308
Standard Chartered PLC, 1.82%, 11/23/25(a)	490	455,872
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	520	492,958
0.95%, 01/12/26	400	355,529
5.46%, 01/13/26	1,040	1,049,999
3.54%, 01/17/28	700	647,691
Toronto-Dominion Bank, 3.77%, 06/06/25	1,035	1,007,714
Wells Fargo & Co.
3.91%, 04/25/26	1,235	1,198,710
3.58%, 05/22/28	1,260	1,187,117
2.88%, 10/30/30	160	139,043
4.90%, 07/25/33	695	678,404
5.61%, 01/15/44	327	315,090
4.40%, 06/14/46	460	379,263
5.01%, 04/04/51	245	230,424
Westpac Banking Corp.
2.67%, 11/15/35	310	241,455
3.13%, 11/18/41	230	158,455

		57,584,338

Beverages — 0.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46	655	640,140
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46	310	302,967
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28	530	523,967
4.75%, 01/23/29	44	44,934
4.95%, 01/15/42	95	93,801
4.60%, 04/15/48	120	113,223
4.44%, 10/06/48	535	488,144
5.55%, 01/23/49	624	668,970
5.80%, 01/23/59	329	361,085
Keurig Dr Pepper, Inc., 4.50%, 04/15/52	185	164,654

		3,401,885

Biotechnology — 2.5%
AbbVie, Inc.
2.85%, 05/14/23	1,000	997,050
3.80%, 03/15/25	1,215	1,195,182
3.60%, 05/14/25	740	725,874
2.95%, 11/21/26	230	218,842

Security	Par (000)	Value

Biotechnology (continued)
AbbVie, Inc.
3.20%, 11/21/29	USD 120	$111,362
4.05%, 11/21/39	200	178,647
4.40%, 11/06/42	620	566,661
4.70%, 05/14/45	50	46,851
4.45%, 05/14/46	633	572,746
4.88%, 11/14/48	605	582,462
Amgen, Inc.
5.15%, 03/02/28	530	541,141
2.30%, 02/25/31	200	168,320
5.25%, 03/02/33	1,450	1,489,729
3.38%, 02/21/50	5	3,757
3.00%, 01/15/52	425	291,045
4.20%, 02/22/52	215	182,414
4.88%, 03/01/53	270	252,697
2.77%, 09/01/53	97	62,012
4.40%, 02/22/62	315	266,069
5.75%, 03/02/63	145	150,457
Gilead Sciences, Inc.
4.50%, 02/01/45	373	347,147
4.75%, 03/01/46	171	164,412
4.15%, 03/01/47	225	197,836
2.80%, 10/01/50	275	189,858

		9,502,571

Broadline Retail — 0.8%
Alibaba Group Holding Ltd.
4.20%, 12/06/47	200	157,787
3.15%, 02/09/51	500	323,531
Amazon.com, Inc.
3.15%, 08/22/27	1,505	1,450,001
4.05%, 08/22/47	295	267,497
3.10%, 05/12/51	93	70,448
3.95%, 04/13/52	115	101,977
2.70%, 06/03/60	350	229,765
3.25%, 05/12/61	400	294,699
4.10%, 04/13/62	235	206,615

		3,102,320

Capital Markets — 6.0%
Bank of New York Mellon Corp., 3.00%, 10/30/28	80	72,318
Blackstone Private Credit Fund, 3.25%, 03/15/27	239	202,923
CME Group, Inc., 5.30%, 09/15/43	14	14,783
Credit Suisse AG
7.95%, 01/09/25	545	553,998
3.70%, 02/21/25	800	758,844
2.95%, 04/09/25	283	262,635
Credit Suisse Group AG
6.54%, 08/12/33(a)	1,200	1,233,000
9.02%, 11/15/33(a)	1,700	2,014,330
Deutsche Bank AG
2.22%, 09/18/24	1,930	1,876,731
1.45%, 04/01/25	190	176,751
6.72%, 01/18/29	985	978,116
7.08%, 02/10/34	515	477,622
Goldman Sachs Group, Inc.
4.48%, 08/23/28	1,785	1,745,822
3.81%, 04/23/29	195	183,175
2.60%, 02/07/30	500	429,073
1.99%, 01/27/32	1,375	1,098,383
2.62%, 04/22/32	830	691,382
2.38%, 07/21/32	500	405,942
3.10%, 02/24/33	710	609,727
6.45%, 05/01/36	125	133,284

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Goldman Sachs Group, Inc.
5.15%, 05/22/45	USD 30	$28,416
Series VAR, 1.09%, 12/09/26	200	179,111
Intercontinental Exchange, Inc. 4.60%, 03/15/33	345	342,184
4.25%, 09/21/48	70	60,951
Morgan Stanley
3.62%, 04/17/25	855	839,334
2.19%, 04/28/26	70	65,678
4.68%, 07/17/26	1,520	1,499,969
1.59%, 05/04/27	1,390	1,245,666
1.51%, 07/20/27	735	653,175
3.77%, 01/24/29	300	284,055
5.12%, 02/01/29	725	730,760
2.70%, 01/22/31	470	404,766
4.46%, 04/22/39	156	142,562
3.22%, 04/22/42	815	628,527
4.30%, 01/27/45	260	229,854
Nomura Holdings, Inc., 2.61%, 07/14/31	505	396,552
Northern Trust Corp., 3.95%, 10/30/25	69	66,049
UBS Group AG, 5.96%, 01/12/34(a)	1,030	1,057,029

		22,773,477

Chemicals — 0.9%
Celanese U.S. Holdings LLC, 5.90%, 07/05/24	1,100	1,100,415
DuPont de Nemours, Inc., 5.32%, 11/15/38	290	291,946
Eastman Chemical Co.
5.75%, 03/08/33	940	956,086
4.80%, 09/01/42	135	120,361
Ecolab, Inc., 2.70%, 12/15/51	430	285,689
LYB International Finance III LLC, 4.20%, 10/15/49	98	76,577
Nutrien Ltd.
5.90%, 11/07/24	150	152,136
4.90%, 03/27/28	265	264,922
5.80%, 03/27/53	75	77,249
Sherwin-Williams Co.
3.45%, 08/01/25	34	32,948
2.30%, 05/15/30	150	127,287
4.50%, 06/01/47	49	43,221
2.90%, 03/15/52	100	64,315

		3,593,152

Commercial Services & Supplies — 0.3%
GATX Corp., 4.35%, 02/15/24	510	503,634
Republic Services, Inc.
0.88%, 11/15/25	40	36,084
4.88%, 04/01/29	610	616,599
2.38%, 03/15/33	35	28,892

		1,185,209

Communications Equipment — 0.5%
Motorola Solutions, Inc.
4.60%, 05/23/29	1,190	1,157,592
2.30%, 11/15/30	260	211,303
2.75%, 05/24/31	760	627,609

		1,996,504

Consumer Finance — 3.6%
Ally Financial, Inc., 5.75%, 11/20/25	1,023	961,912
American Express Co., 3.13%, 05/20/26	350	332,478
American Honda Finance Corp.
1.30%, 09/09/26	800	717,407
2.00%, 03/24/28	320	283,989
Capital One Financial Corp.
2.64%, 03/03/26	1,295	1,199,744

Security	Par (000)	Value

Consumer Finance (continued)
Capital One Financial Corp.
3.75%, 07/28/26	USD 173	$157,295
3.80%, 01/31/28	425	389,724
2.62%, 11/02/32	275	209,570
5.82%, 02/01/34	410	396,192
General Motors Financial Co., Inc.
5.10%, 01/17/24	81	80,751
2.90%, 02/26/25	542	517,282
4.35%, 04/09/25	1,240	1,214,128
6.00%, 01/09/28	45	46,058
Hyundai Capital America
0.80%, 01/08/24(a)	3,050	2,938,305
1.00%, 09/17/24(a)	2,490	2,333,903
1.80%, 10/15/25(a)	310	284,375
Sodexo, Inc., 1.63%, 04/16/26(a)	575	520,817
Toyota Motor Credit Corp.
1.15%, 08/13/27	390	340,453
2.15%, 02/13/30	635	557,138

		13,481,521

Consumer Staples Distribution & Retail — 1.1%
7-Eleven, Inc.
0.80%, 02/10/24(a)	525	502,698
0.95%, 02/10/26(a)	755	678,829
CVS Health Corp.
5.00%, 02/20/26	1,020	1,031,455
1.30%, 08/21/27	585	509,454
5.30%, 12/05/43	100	98,212
5.13%, 07/20/45	496	470,536
Kenvue, Inc., 5.05%, 03/22/28(a)	655	676,939
Walmart, Inc., 1.05%, 09/17/26	350	315,512

		4,283,635

Containers & Packaging — 0.6%
Berry Global, Inc., 1.57%, 01/15/26	1,175	1,066,677
WRKCo, Inc.
3.90%, 06/01/28	710	675,440
3.00%, 06/15/33	775	635,263

		2,377,380

Diversified Consumer Services — 0.4%
Johns Hopkins University, Series A, 4.71%, 07/01/32	1,050	1,067,516
Northwestern University, 4.64%, 12/01/44	255	249,978
University of Miami, Series 2022, 4.06%, 04/01/52	170	145,690
University of Southern California, Series 2017, 3.84%, 10/01/47	205	181,383

		1,644,567

Diversified REITs — 2.5%
American Tower Corp.
5.00%, 02/15/24	1,790	1,781,774
1.60%, 04/15/26	10	9,043
3.95%, 03/15/29	215	201,357
3.80%, 08/15/29	450	418,205
2.90%, 01/15/30	281	244,376
2.10%, 06/15/30	355	290,044
2.70%, 04/15/31	660	553,502
2.30%, 09/15/31	197	157,935
5.65%, 03/15/33	1,280	1,317,476
Crown Castle, Inc.
1.35%, 07/15/25	160	147,419
3.65%, 09/01/27	230	218,179
3.80%, 02/15/28	250	237,254
4.30%, 02/15/29	55	53,038
3.10%, 11/15/29	260	231,096

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified REITs (continued)
Crown Castle, Inc.
2.25%, 01/15/31	USD 350	$290,072
2.10%, 04/01/31	100	81,713
2.50%, 07/15/31	445	374,010
2.90%, 04/01/41	280	199,690
4.15%, 07/01/50	30	23,975
Equinix, Inc.
2.90%, 11/18/26	671	623,994
3.20%, 11/18/29	100	89,265
2.50%, 05/15/31	590	485,817
3.00%, 07/15/50	160	104,407
2.95%, 09/15/51	195	124,899
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/30	230	203,948
VICI Properties LP, 5.13%, 05/15/32	1,260	1,187,096

		9,649,584

Diversified Telecommunication Services — 2.6%
AT&T Inc.
4.35%, 03/01/29	50	48,952
4.50%, 05/15/35	2,530	2,370,004
4.90%, 08/15/37	250	239,032
3.50%, 06/01/41	430	339,352
3.65%, 06/01/51	220	166,636
NTT Finance Corp., 1.16%, 04/03/26(a)	1,395	1,260,301
Telefonica Emisiones SAU
4.10%, 03/08/27	300	290,252
4.90%, 03/06/48	360	299,578
Verizon Communications, Inc.
3.88%, 02/08/29	250	241,545
4.02%, 12/03/29	50	47,863
1.50%, 09/18/30	810	655,841
2.36%, 03/15/32	1,966	1,612,903
5.85%, 09/15/35	690	730,275
4.27%, 01/15/36	200	185,526
5.25%, 03/16/37	230	236,260
4.81%, 03/15/39	603	575,773
2.65%, 11/20/40	340	242,761
3.40%, 03/22/41	5	3,975
2.85%, 09/03/41	350	256,286

		9,803,115

Electric Utilities — 7.7%
AES Corp.
1.38%, 01/15/26	980	881,798
3.95%, 07/15/30(a)	130	116,389
2.45%, 01/15/31	420	341,936
Alabama Power Co., 3.94%, 09/01/32	595	558,457
Baltimore Gas & Electric Co.
3.50%, 08/15/46	200	154,444
3.20%, 09/15/49	250	183,458
2.90%, 06/15/50	20	13,750
Berkshire Hathaway Energy Co., 4.60%, 05/01/53	200	182,358
Colbun SA, 3.15%, 01/19/32(a)	615	510,565
Duke Energy Carolinas LLC
2.85%, 03/15/32	30	26,072
3.95%, 03/15/48	200	166,445
3.20%, 08/15/49	661	483,654
Duke Energy Corp., 5.00%, 12/08/25	615	619,133
Duke Energy Florida LLC
2.50%, 12/01/29	1,335	1,175,875
4.20%, 07/15/48	185	161,840
Duke Energy Progress LLC
6.30%, 04/01/38	48	53,709

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Progress LLC
4.10%, 03/15/43	USD 100	$86,016
4.15%, 12/01/44	10	8,637
3.70%, 10/15/46	70	54,483
3.60%, 09/15/47	400	312,141
5.35%, 03/15/53	526	542,674
Edison International, 6.95%, 11/15/29	405	438,134
Emera U.S. Finance LP, 0.83%, 06/15/24	420	395,596
Enel Finance International NV, 1.38%, 07/12/26(a)	1,145	1,019,433
Eversource Energy, 5.45%, 03/01/28	490	507,750
Exelon Corp.
4.05%, 04/15/30	280	267,129
4.70%, 04/15/50	75	67,977
FirstEnergy Corp., Series B, 4.15%, 07/15/27	150	142,875
FirstEnergy Transmission LLC, 4.35%, 01/15/25(a)	900	887,603
Florida Power & Light Co.
5.95%, 02/01/38	550	604,744
2.88%, 12/04/51	167	117,190
Georgia Power Co., 4.70%, 05/15/32	925	916,165
Interstate Power & Light Co., 3.25%, 12/01/24	350	339,957
MidAmerican Energy Co.
3.65%, 04/15/29	700	667,660
4.25%, 07/15/49	575	513,857
NextEra Energy Capital Holdings, Inc.
6.05%, 03/01/25	205	208,547
1.90%, 06/15/28	850	746,388
Northern States Power Co., 2.60%, 06/01/51	300	199,231
NRG Energy, Inc., 2.45%, 12/02/27(a)	430	367,887
Ohio Power Co.
4.00%, 06/01/49	225	187,783
Series D, 6.60%, 03/01/33	675	748,229
Series Q, 1.63%, 01/15/31	165	131,008
Series R, 2.90%, 10/01/51	150	102,433
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28	370	358,174
5.30%, 06/01/42	33	34,059
3.75%, 04/01/45	350	292,861
3.80%, 06/01/49	200	167,548
Pacific Gas & Electric Co.
4.25%, 08/01/23	250	248,517
3.45%, 07/01/25	975	929,237
3.30%, 12/01/27	565	508,790
4.45%, 04/15/42	45	35,281
4.00%, 12/01/46	136	95,994
4.95%, 07/01/50	678	558,579
3.50%, 08/01/50	218	143,837
5.25%, 03/01/52	370	314,842
6.70%, 04/01/53	280	287,913
PacifiCorp.
2.90%, 06/15/52	330	226,303
5.35%, 12/01/53	460	470,738
PECO Energy Co., 4.38%, 08/15/52	127	114,922
Public Service Co. of Colorado, Series 36, 2.70%, 01/15/51	416	276,533
Public Service Electric & Gas Co.
4.90%, 12/15/32	895	915,606
4.65%, 03/15/33	720	723,098
2.05%, 08/01/50	79	46,835
3.00%, 03/01/51	311	224,042
San Diego Gas & Electric Co.
5.35%, 04/01/53	618	636,445
Series WWW, 2.95%, 08/15/51	210	146,058

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Southern California Edison Co.
1.10%, 04/01/24	USD 1,135	$1,090,990
5.95%, 11/01/32	335	362,888
4.00%, 04/01/47	248	203,653
3.45%, 02/01/52	200	146,376
5.70%, 03/01/53	245	254,935
Series 20A, 2.95%, 02/01/51	175	117,824
Series B, 4.88%, 03/01/49	222	205,421
Series E, 3.70%, 08/01/25	100	97,444
Series E, 5.45%, 06/01/52	430	429,830
Tampa Electric Co.
4.30%, 06/15/48	182	155,903
3.45%, 03/15/51	170	125,474
Vistra Operations Co. LLC
3.55%, 07/15/24(a)	350	337,950
5.13%, 05/13/25(a)	1,325	1,291,246
Wisconsin Electric Power Co., 2.05%, 12/15/24	291	277,384

		29,064,940

Electrical Equipment — 0.0%
Carrier Global Corp., 2.24%, 02/15/25	51	48,661

Energy Equipment & Services — 0.1%
Halliburton Co.
3.80%, 11/15/25	30	29,381
2.92%, 03/01/30	360	320,651
5.00%, 11/15/45	100	91,031

		441,063

Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.50%, 09/15/23	1,100	1,089,482
6.50%, 07/15/25	275	276,988
4.45%, 04/03/26	399	383,218
Aviation Capital Group LLC, 1.95%, 09/20/26(a)	1,205	1,042,955

		2,792,643

Food Products — 0.6%
General Mills, Inc.
4.95%, 03/29/33	455	462,070
3.00%, 02/01/51	2	1,458
Kraft Heinz Foods Co.
3.00%, 06/01/26	507	484,304
4.38%, 06/01/46	500	435,599
4.88%, 10/01/49	945	878,052

		2,261,483

Ground Transportation — 2.1%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40	350	376,130
4.40%, 03/15/42	235	218,357
4.90%, 04/01/44	265	259,896
3.55%, 02/15/50	140	112,220
2.88%, 06/15/52	195	136,364
Canadian National Railway Co., 3.85%, 08/05/32	410	389,742
Canadian Pacific Railway Co.
2.05%, 03/05/30	45	38,234
3.00%, 12/02/41	55	43,932
3.10%, 12/02/51	340	243,131
CSX Corp.
3.25%, 06/01/27	195	186,140
4.25%, 03/15/29	135	133,323
4.10%, 11/15/32	185	178,151
4.30%, 03/01/48	50	44,271

Security	Par (000)	Value

Ground Transportation (continued)
CSX Corp.
4.75%, 11/15/48	USD 71	$66,398
Norfolk Southern Corp.
3.80%, 08/01/28	525	505,156
4.45%, 03/01/33	490	476,491
4.45%, 06/15/45	40	35,138
3.94%, 11/01/47	170	139,256
4.15%, 02/28/48	5	4,237
3.40%, 11/01/49	100	73,193
3.05%, 05/15/50	340	235,319
3.70%, 03/15/53	355	272,918
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.45%, 07/01/24(a)	60	58,407
4.00%, 07/15/25(a)	2,045	1,980,747
5.88%, 11/15/27(a)	305	311,455
Ryder System, Inc., 2.85%, 03/01/27	510	468,905
Union Pacific Corp.
4.05%, 03/01/46	105	90,389
4.50%, 09/10/48	215	196,640
3.50%, 02/14/53	55	43,500
3.95%, 08/15/59	134	109,443
3.84%, 03/20/60	489	395,890
2.97%, 09/16/62	80	52,901

		7,876,274

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories
3.75%, 11/30/26	241	239,263
4.75%, 11/30/36	220	228,529
4.75%, 04/15/43	117	118,629
Baxter International, Inc., 2.54%, 02/01/32	545	443,711
Becton Dickinson & Co.
3.73%, 12/15/24	48	46,929
3.70%, 06/06/27	759	733,312
GE HealthCare Technologies, Inc.
5.55%, 11/15/24(a)	775	779,591
5.86%, 03/15/30(a)	220	230,163
Medtronic Global Holdings SCA
4.25%, 03/30/28	430	429,315
4.50%, 03/30/33	465	465,423
Thermo Fisher Scientific, Inc.
2.00%, 10/15/31	950	791,836
4.95%, 11/21/32	230	238,669

		4,745,370

Health Care Providers & Services — 2.2%
Aetna, Inc.
3.50%, 11/15/24	656	640,266
3.88%, 08/15/47	173	137,218
Banner Health, 2.91%, 01/01/42	183	136,342
Cigna Group, 4.13%, 11/15/25	40	39,349
CommonSpirit Health
3.35%, 10/01/29	450	404,666
2.78%, 10/01/30	139	118,084
3.91%, 10/01/50	340	263,374
Elevance Health, Inc.
2.38%, 01/15/25	35	33,505
2.25%, 05/15/30	294	252,422
5.50%, 10/15/32	655	688,911
4.65%, 01/15/43	47	43,933
5.10%, 01/15/44	298	291,580
3.13%, 05/15/50	90	64,865
6.10%, 10/15/52	55	61,362

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
HCA, Inc.
5.50%, 06/15/47	USD 161	$151,129
5.25%, 06/15/49	410	369,716
3.50%, 07/15/51	427	294,814
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52	251	207,569
Humana, Inc., 2.15%, 02/03/32	60	48,640
Memorial Health Services, 3.45%, 11/01/49	265	203,300
Mount Nittany Medical Center Obligated Group, Series 2022, 3.80%, 11/15/52	140	109,486
Nationwide Children’s Hospital, Inc., 4.56%, 11/01/52	105	99,394
RWJ Barnabas Health, Inc., 3.48%, 07/01/49	310	243,597
Sutter Health
Series 20A, 2.29%, 08/15/30	388	325,369
Series 20A, 3.36%, 08/15/50	177	129,281
UnitedHealth Group, Inc.
2.30%, 05/15/31	375	321,293
4.50%, 04/15/33	610	606,490
3.50%, 08/15/39	324	275,738
2.75%, 05/15/40	215	162,602
5.70%, 10/15/40	155	167,543
4.63%, 11/15/41	370	355,786
4.75%, 07/15/45	382	374,383
4.25%, 06/15/48	40	36,017
3.70%, 08/15/49	150	122,306
3.25%, 05/15/51	95	71,375
5.88%, 02/15/53	285	320,338
3.88%, 08/15/59	41	33,510
6.05%, 02/15/63	200	227,708

		8,433,261

Health Care REITs — 0.2%
Healthpeak OP LLC
3.00%, 01/15/30	229	200,796
5.25%, 12/15/32	350	351,021
Ventas Realty LP, 3.00%, 01/15/30	355	306,642

		858,459

Industrial Conglomerates — 0.2%
Carlisle Cos., Inc., 2.20%, 03/01/32	655	508,769
Siemens Financieringsmaatschappij NV, 2.88%, 03/11/41(a)	545	422,382

		931,151

Industrial REITs — 0.1%
Prologis LP
2.88%, 11/15/29	192	171,203
2.25%, 04/15/30	160	135,734

		306,937

Insurance — 1.3%
Allstate Corp., Series B, 5.75%, 08/15/53	788	767,337
American International Group, Inc., 4.80%, 07/10/45	317	287,950
Aon Corp., 2.80%, 05/15/30	305	269,523
Aon Corp./Aon Global Holdings PLC
2.05%, 08/23/31	400	322,981
2.60%, 12/02/31	290	243,321
5.35%, 02/28/33	340	352,174
Aon Global Ltd., 4.00%, 11/27/23	1,760	1,742,754
Berkshire Hathaway Finance Corp., 3.85%, 03/15/52	20	16,724
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	200	195,632
2.25%, 11/15/30	265	223,652
2.38%, 12/15/31	175	144,807
MetLife, Inc., 5.00%, 07/15/52	145	135,654

Security	Par (000)	Value

Insurance (continued)
Progressive Corp., 3.00%, 03/15/32	USD 175	$156,357
Teachers Insurance & Annuity Association of America, 3.30%, 05/15/50(a)	115	82,904

		4,941,770

Interactive Media & Services — 0.5%
Alphabet, Inc.
1.90%, 08/15/40	535	374,998
2.05%, 08/15/50	130	82,630
Meta Platforms, Inc., 3.85%, 08/15/32	590	552,026
Netflix, Inc., 4.88%, 04/15/28	755	751,225

		1,760,879

IT Services — 1.1%
Fiserv, Inc.
2.75%, 07/01/24	170	164,947
3.85%, 06/01/25	450	440,692
4.40%, 07/01/49	156	133,283
Global Payments, Inc.
1.20%, 03/01/26	1,220	1,085,097
3.20%, 08/15/29	695	611,337
2.90%, 05/15/30	550	465,728
4.15%, 08/15/49	70	52,272
5.95%, 08/15/52	135	128,423
Mastercard, Inc.
3.35%, 03/26/30	70	66,581
3.65%, 06/01/49	30	25,595
PayPal Holdings, Inc.
1.65%, 06/01/25	685	643,043
4.40%, 06/01/32	230	225,028
3.25%, 06/01/50	15	10,955
S&P Global, Inc., 3.25%, 12/01/49	80	60,871

		4,113,852

Media — 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35	370	368,600
6.48%, 10/23/45	680	644,229
5.75%, 04/01/48	400	345,195
5.13%, 07/01/49	633	501,059
4.80%, 03/01/50	415	316,310
3.85%, 04/01/61	50	31,174
Comcast Corp.
2.35%, 01/15/27	400	372,593
4.15%, 10/15/28	185	183,007
3.25%, 11/01/39	480	389,591
3.75%, 04/01/40	530	454,950
4.60%, 08/15/45	254	234,867
3.40%, 07/15/46	490	380,017
4.00%, 03/01/48	40	33,844
4.00%, 11/01/49	160	134,323
2.89%, 11/01/51	260	177,502
2.94%, 11/01/56	709	471,948
2.65%, 08/15/62	100	60,931
Discovery Communications LLC, 3.80%, 03/13/24	100	98,133
Interpublic Group of Cos., Inc.
4.75%, 03/30/30	3	2,946
3.38%, 03/01/41	95	71,457
Time Warner Cable LLC, 4.50%, 09/15/42	137	105,209
TWDC Enterprises 18 Corp., 4.13%, 06/01/44	65	58,619

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Walt Disney Co.
3.50%, 05/13/40	USD 216	$183,612
3.60%, 01/13/51	50	40,626

		5,660,742

Metals & Mining — 0.4%
Newmont Corp.
2.80%, 10/01/29	30	26,528
2.25%, 10/01/30	100	84,007
Nucor Corp., 2.98%, 12/15/55	13	8,652
Rio Tinto Finance U.S.A. PLC, 5.00%, 03/09/33	765	786,775
Steel Dynamics, Inc.
2.40%, 06/15/25	70	66,027
1.65%, 10/15/27	380	326,110
3.25%, 10/15/50	180	125,655

		1,423,754

Multi-Utilities — 1.4%
CenterPoint Energy Houston Electric LLC
4.95%, 04/01/33	315	321,683
Series AG, 3.00%, 03/01/32	165	146,000
CMS Energy Corp.
3.00%, 05/15/26	310	294,525
4.88%, 03/01/44	100	91,922
Consumers Energy Co.
3.60%, 08/15/32	280	259,048
4.63%, 05/15/33	270	269,237
2.50%, 05/01/60	275	161,036
Dominion Energy, Inc.
3.90%, 10/01/25	650	634,066
Series A, 1.45%, 04/15/26	310	279,169
Series C, 3.38%, 04/01/30	200	181,784
NiSource, Inc.
0.95%, 08/15/25	250	227,437
5.25%, 03/30/28	225	228,879
5.25%, 02/15/43	55	54,646
4.38%, 05/15/47	214	185,944
Piedmont Natural Gas Co., Inc., 3.35%, 06/01/50	50	35,321
Sempra Energy
3.40%, 02/01/28	845	793,711
3.70%, 04/01/29	225	208,903
Virginia Electric & Power Co.
4.00%, 01/15/43	160	135,161
4.60%, 12/01/48	40	36,252
3.30%, 12/01/49	191	140,694
Series B, 6.00%, 01/15/36	436	470,407

		5,155,825

Office REITs — 0.5%
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/26	365	349,962
2.75%, 12/15/29	67	57,508
4.90%, 12/15/30	935	909,449
2.00%, 05/18/32	45	34,624
1.88%, 02/01/33	355	265,934
4.85%, 04/15/49	65	56,357
Boston Properties LP, 4.50%, 12/01/28	400	350,401

		2,024,235

Oil, Gas & Consumable Fuels — 8.4%
Atmos Energy Corp., 2.85%, 02/15/52	215	145,981
BP Capital Markets America, Inc.
3.59%, 04/14/27	250	241,929
1.75%, 08/10/30	95	78,614
3.06%, 06/17/41	960	742,099

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cameron LNG LLC, 3.30%, 01/15/35(a)	USD 420	$361,397
Cenovus Energy, Inc., 3.75%, 02/15/52	180	130,972
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	2,010	2,024,371
Cheniere Energy Partners LP, 3.25%, 01/31/32	1,500	1,239,180
ConocoPhillips Co., 3.80%, 03/15/52	225	186,071
DCP Midstream Operating LP, 3.25%, 02/15/32	1,221	1,029,584
Devon Energy Corp.
5.25%, 10/15/27	75	75,017
4.50%, 01/15/30	270	257,865
4.75%, 05/15/42	260	226,278
Diamondback Energy, Inc.
3.50%, 12/01/29	730	667,048
6.25%, 03/15/33	580	612,931
4.25%, 03/15/52	160	125,532
Enbridge, Inc.
4.00%, 10/01/23	2,070	2,054,444
0.55%, 10/04/23	575	559,917
2.50%, 01/15/25	615	589,309
3.70%, 07/15/27	297	282,662
5.70%, 03/08/33	965	1,003,739
6.25%, 03/01/78	780	709,331
Energy Transfer LP
4.90%, 02/01/24	730	725,544
4.50%, 04/15/24	550	543,395
4.00%, 10/01/27	115	109,595
3.75%, 05/15/30	265	244,545
5.95%, 10/01/43	160	153,098
5.35%, 05/15/45	837	739,972
6.13%, 12/15/45	415	401,157
5.30%, 04/15/47	84	73,608
5.40%, 10/01/47	705	626,692
6.00%, 06/15/48	82	78,356
6.25%, 04/15/49	165	163,470
Series 5Y, 4.20%, 09/15/23	1,186	1,181,655
Enterprise Products Operating LLC
3.95%, 02/15/27	350	341,737
5.95%, 02/01/41	196	206,841
5.70%, 02/15/42	114	116,731
4.45%, 02/15/43	594	528,732
4.25%, 02/15/48	129	109,921
4.80%, 02/01/49	406	372,413
4.20%, 01/31/50	575	487,854
3.95%, 01/31/60	100	78,353
EOG Resources, Inc., 4.95%, 04/15/50	100	100,769
EQT Corp., 5.70%, 04/01/28	190	189,794
Hess Corp.
4.30%, 04/01/27	350	341,644
5.60%, 02/15/41	642	618,853
5.80%, 04/01/47	396	387,904
HF Sinclair Corp., 2.63%, 10/01/23	640	629,820
Kinder Morgan Energy Partners LP
7.30%, 08/15/33	290	324,015
6.95%, 01/15/38	100	111,728
4.70%, 11/01/42	150	128,464
5.00%, 03/01/43	150	131,214
Kinder Morgan, Inc.
5.55%, 06/01/45	250	236,463
5.05%, 02/15/46	350	308,605
Marathon Oil Corp.
4.40%, 07/15/27	544	527,064
5.20%, 06/01/45	60	52,191

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp., 4.75%, 09/15/44	USD 151	$130,099
MPLX LP
1.75%, 03/01/26	655	597,761
4.13%, 03/01/27	640	620,387
4.25%, 12/01/27	70	67,782
4.95%, 03/14/52	810	704,035
5.65%, 03/01/53	85	81,742
Phillips 66, 3.30%, 03/15/52	380	268,612
Pioneer Natural Resources Co.
0.55%, 05/15/23	580	576,764
1.13%, 01/15/26	255	231,738
5.10%, 03/29/26	430	431,788
1.90%, 08/15/30	370	301,276
2.15%, 01/15/31	195	160,175
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43	250	186,467
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	960	962,280
4.20%, 03/15/28	105	100,874
Spectra Energy Partners LP, 4.75%, 03/15/24	850	843,888
TotalEnergies Capital International SA, 3.13%, 05/29/50	5	3,707
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28	265	253,481
Valero Energy Corp., 4.00%, 06/01/52	120	92,541
Williams Cos., Inc., 3.75%, 06/15/27	580	556,501

		31,888,366

Passenger Airlines — 0.9%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.30%, 01/15/30(a)	98	86,072
American Airlines Pass-Through Trust
Series 2017-1, Class AA, 3.65%, 02/15/29	585	532,635
Series 2019-1, Class B, 3.85%, 02/15/28	300	268,753
British Airways Pass Through Trust, Series 2019-1, Class A, 3.35%, 06/15/29(a)	238	205,044
Delta Air Lines, Inc., 3.80%, 04/19/23	880	877,806
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)	65	64,842
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	411	383,733
United Airlines Pass-Through Trust
Series 2019-2, Class AA, 2.70%, 05/01/32	195	163,893
Series 2020-1, Class A, 5.88%, 10/15/27	781	778,585
Series 2020-1, Class B, 4.88%, 01/15/26	221	213,329

		3,574,692

Pharmaceuticals — 1.7%
Astrazeneca Finance LLC, 2.25%, 05/28/31	5	4,302
Bayer U.S. Finance II LLC
3.88%, 12/15/23(a)	1,025	1,013,505
4.25%, 12/15/25(a)	215	210,377
4.38%, 12/15/28(a)	1,260	1,218,212
Bristol-Myers Squibb Co.
2.90%, 07/26/24	160	156,849
3.70%, 03/15/52	410	342,200
Merck & Co., Inc.
2.75%, 02/10/25	1,126	1,100,510
1.45%, 06/24/30	58	47,947
2.15%, 12/10/31	320	270,908
6.50%, 12/01/33	130	152,529
3.70%, 02/10/45	19	16,522
2.75%, 12/10/51	265	187,572

Security	Par (000)	Value

Pharmaceuticals (continued)
Pfizer, Inc.
3.45%, 03/15/29	USD 135	$130,476
3.90%, 03/15/39	38	34,504
Roche Holdings, Inc., 2.61%, 12/13/51(a)	570	398,077
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/28	375	379,041
3.18%, 07/09/50	507	362,138
Wyeth LLC, 5.95%, 04/01/37	303	340,132

		6,365,801

Residential REITs — 0.2%
AvalonBay Communities, Inc., 5.00%, 02/15/33	265	268,827
Camden Property Trust, 2.80%, 05/15/30	120	103,931
Mid-America Apartments LP
3.60%, 06/01/27	23	21,950
1.70%, 02/15/31	120	95,083
UDR, Inc.
3.00%, 08/15/31	64	54,777
2.10%, 08/01/32	70	53,945

		598,513

Retail REITs — 1.1%
Kimco Realty OP LLC, 4.60%, 02/01/33	475	445,398
Realty Income Corp.
3.95%, 08/15/27	395	380,575
2.20%, 06/15/28	225	198,404
3.25%, 06/15/29	119	108,595
4.85%, 03/15/30	195	192,109
5.63%, 10/13/32	615	638,613
2.85%, 12/15/32	120	99,176
Regency Centers LP
4.13%, 03/15/28	250	237,062
3.70%, 06/15/30	1,200	1,082,305
Simon Property Group LP, 5.50%, 03/08/33	610	606,788

		3,989,025

Semiconductors & Semiconductor Equipment — 2.6%
Analog Devices, Inc.
1.70%, 10/01/28	25	21,741
2.80%, 10/01/41	190	145,047
Applied Materials, Inc., 3.30%, 04/01/27	605	584,078
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27	23	22,234
Broadcom, Inc.
3.15%, 11/15/25	28	26,790
4.15%, 11/15/30	294	272,659
4.15%, 04/15/32(a)	250	227,796
3.42%, 04/15/33(a)	1,027	859,301
4.93%, 05/15/37(a)	1,489	1,354,074
Intel Corp.
5.20%, 02/10/33	470	478,691
5.63%, 02/10/43	225	230,589
5.70%, 02/10/53	605	617,460
5.90%, 02/10/63	355	365,379
KLA Corp.
4.65%, 11/01/24	12	11,971
4.10%, 03/15/29	589	579,795
5.00%, 03/15/49	355	348,000
3.30%, 03/01/50	155	118,481
Lam Research Corp.
3.75%, 03/15/26	890	875,089
2.88%, 06/15/50	35	24,700
NVIDIA Corp., 3.50%, 04/01/40	340	291,932
NXP BV/NXP Funding LLC, 5.55%, 12/01/28	70	71,396

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
4.30%, 06/18/29	USD	701	$666,826
3.40%, 05/01/30		50	44,806
2.50%, 05/11/31		760	625,518
2.65%, 02/15/32		545	444,958
QUALCOMM, Inc., 4.30%, 05/20/47		415	384,792
Texas Instruments, Inc., 2.70%, 09/15/51		130	93,633
TSMC Arizona Corp., 4.50%, 04/22/52		255	244,800

			10,032,536

Software — 2.1%
Autodesk, Inc., 2.40%, 12/15/31		955	794,304
Microsoft Corp.
2.53%, 06/01/50		1,380	976,463
2.92%, 03/17/52		404	307,110
Oracle Corp.
5.80%, 11/10/25		165	169,119
3.85%, 07/15/36		114	97,430
3.60%, 04/01/40		150	116,421
5.38%, 07/15/40		800	765,915
3.65%, 03/25/41		208	160,474
4.50%, 07/08/44		300	250,609
4.00%, 07/15/46		172	131,228
4.00%, 11/15/47		1,006	767,334
3.60%, 04/01/50		1,275	904,350
4.38%, 05/15/55		180	141,682
Salesforce, Inc.
2.70%, 07/15/41		315	236,636
2.90%, 07/15/51		240	170,237
3.05%, 07/15/61		125	85,779
VMware, Inc., 2.20%, 08/15/31		1,730	1,369,657
Workday, Inc., 3.80%, 04/01/32		515	472,162

			7,916,910

Specialty Retail — 0.9%
Home Depot, Inc.
4.40%, 03/15/45		215	200,059
4.25%, 04/01/46		235	214,120
3.90%, 06/15/47		40	34,359
4.50%, 12/06/48		80	75,319
3.13%, 12/15/49		150	110,851
Lowe’s Cos., Inc.
5.00%, 04/15/33		270	270,076
5.15%, 07/01/33		370	373,528
3.70%, 04/15/46		485	370,607
4.55%, 04/05/49		199	171,662
5.13%, 04/15/50		315	297,701
3.00%, 10/15/50		260	172,555
4.25%, 04/01/52		415	340,547
5.63%, 04/15/53		490	491,599
4.45%, 04/01/62		220	179,572

			3,302,555

Technology Hardware, Storage & Peripherals — 1.5%
Apple Inc.
2.20%, 09/11/29		25	22,369
3.85%, 05/04/43		131	119,039
4.38%, 05/13/45		650	630,912
4.65%, 02/23/46		400	402,801
3.85%, 08/04/46		100	89,256
3.75%, 09/12/47		200	174,862
2.65%, 02/08/51		515	360,888
2.70%, 08/05/51		405	285,328
3.95%, 08/08/52		260	232,852

Security		Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Dell International LLC/EMC Corp., 5.75%, 02/01/33	USD	580	$583,571
Hewlett Packard Enterprise Co., 5.90%, 10/01/24		810	820,213
HP, Inc.
2.20%, 06/17/25		400	377,013
1.45%, 06/17/26		1,775	1,597,577

			5,696,681

Tobacco — 0.8%
Altria Group, Inc.
4.80%, 02/14/29		190	188,487
2.45%, 02/04/32		115	90,526
4.50%, 05/02/43		75	59,970
5.95%, 02/14/49		440	416,175
3.70%, 02/04/51		125	84,267
BAT Capital Corp.
4.70%, 04/02/27		1,015	995,917
2.26%, 03/25/28		300	257,205
2.73%, 03/25/31		160	129,698
Philip Morris International, Inc., 5.63%, 11/17/29		280	292,562
Reynolds American, Inc.
5.70%, 08/15/35		450	425,438
7.00%, 08/04/41		70	71,707

			3,011,952

Trading Companies & Distributors — 0.9%
Air Lease Corp.
3.38%, 07/01/25		580	552,552
2.88%, 01/15/26		760	708,460
1.88%, 08/15/26		2,305	2,042,056

			3,303,068

Wireless Telecommunication Services — 1.5%
America Movil SAB de CV
3.63%, 04/22/29		250	232,391
4.38%, 04/22/49		525	457,070
Rogers Communications, Inc.
3.80%, 03/15/32(a)		240	215,388
4.30%, 02/15/48		213	170,303
4.35%, 05/01/49		142	115,051
3.70%, 11/15/49		176	129,061
4.55%, 03/15/52(a)		1,322	1,087,440
T-Mobile U.S.A., Inc.
2.05%, 02/15/28		765	678,780
2.55%, 02/15/31		100	84,759
3.50%, 04/15/31		633	569,174
2.70%, 03/15/32		631	531,524
4.38%, 04/15/40		495	443,629
3.00%, 02/15/41		165	122,317
4.50%, 04/15/50		65	56,608
3.30%, 02/15/51		265	188,430
3.40%, 10/15/52		590	424,722

			5,506,647

Total Corporate Bonds — 87.7%
(Cost: $364,203,654)			332,305,104

Foreign Agency Obligations

Mexico — 0.1%
Petroleos Mexicanos, 6.88%, 08/04/26		445	420,481

Panama — 0.1%
Banco Nacional de Panama, 2.50%, 08/11/30(a)		560	435,680

Total Foreign Agency Obligations — 0.2%
(Cost: $1,006,867)			856,161

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Chile — 0.2%
Republic of Chile, 3.50%, 01/25/50	USD	955	$712,848

Indonesia — 0.3%
Republic of Indonesia
4.13%, 01/15/25(a)		350	347,414
3.50%, 01/11/28		725	693,417

			1,040,831

Israel — 0.1%
State of Israel, 3.88%, 07/03/50		250	209,187

Italy — 0.3%
Republic of Italy, 0.88%, 05/06/24		1,332	1,265,016

Mexico — 0.3%
United Mexican States
2.66%, 05/24/31		200	167,400
4.60%, 02/10/48		300	244,556
4.40%, 02/12/52		365	285,248
3.77%, 05/24/61		620	417,647

			1,114,851

Panama — 0.1%
Republic of Panama
3.16%, 01/23/30		400	350,450
4.50%, 04/01/56		200	148,412

			498,862

Peru — 0.1%
Republic of Peru
3.30%, 03/11/41		410	306,552
2.78%, 12/01/60		285	169,361

			475,913

Philippines — 0.1%
Republic of Philippines, 5.50%, 01/17/48		460	469,826

Poland — 0.1%
Republic of Poland, 3.25%, 04/06/26		190	184,336

Saudi Arabia — 0.1%
Republic of Saudi, 5.00%, 01/18/53(a)		390	362,164

Total Foreign Government Obligations — 1.7% (Cost: $7,061,527)			6,333,834

Municipal Bonds

California — 1.2%
City of San Francisco Public Utilities Commission Water Revenue RB, Series A, 3.30%, 11/01/39		495	411,774
Los Angeles Community College District, GO, Refunding, 1.61%, 08/01/28		1,170	1,036,092
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45		1,075	1,284,526
State of California, GO, 7.63%, 03/01/40		950	1,232,417
University of California, RB, 3.35%, 07/01/29		550	520,836

			4,485,645

Illinois — 0.3%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40		1,000	1,174,657

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority RB, 4.13%, 06/15/42		165	144,587

Security		Par (000)	Value

New York — 0.7%
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	USD	1,125	$1,428,747
New York State Dormitory Authority RB, Series F, 3.11%, 02/15/39		590	488,551
Port Authority of New York & New Jersey, RB, 4.46%, 10/01/62		940	877,381

			2,794,679

Texas — 0.1%
Texas Transportation Commission RB, 2.56%, 04/01/42		210	162,543

Total Municipal Bonds — 2.3%
(Cost: $8,714,091)			8,762,111

Preferred Securities

Capital Trusts — 2.8%

Banks — 1.9%
Citigroup, Inc., 3.88%(b)		705	595,373
HSBC Holdings PLC 6.00%(b)		1,020	918,898
8.00%(b)		1,290	1,286,646
ING Groep NV, 3.88%(b)		640	464,051
Lloyds Banking Group PLC 7.50%(b)		380	352,572
8.00%(b)		470	432,988
NatWest Group PLC, 6.00%(b)		810	738,801
U.S. Bancorp 3.70%(b)		898	700,440
Series J, 5.30%(b)		170	144,670
Wells Fargo & Co., Series U, 5.88%(b)		1,425	1,400,062

			7,034,501

Capital Markets — 0.6%
Charles Schwab Corp.
Series H, 4.00%(b)		298	234,675
Series I, 4.00%(b)		500	407,635
State Street Corp.
Series F, (3-mo. LIBOR US + 3.60%), 8.46%(b)(c)		95	94,283
Series H, 5.63%(b)		735	685,555
UBS Group AG 4.88%(a)(b)		770	599,730
7.00%(b)(d)		273	256,620

			2,278,498

Electric Utilities — 0.3%
Southern Co., 4.48%, 08/01/24(e)		1,135	1,121,130

Industrial Conglomerates — 0.0%
General Electric Co., Series D, (3-mo. LIBOR US + 3.33%), 8.20%(b)(c)		125	124,875

Oil, Gas & Consumable Fuels — 0.0%
TransCanada Trust, Series 16-A, 5.88%, 08/15/76		120	111,721

Total Preferred Securities — 2.8%
(Cost: $11,846,180)			10,670,725

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 08/15/40		1,155	763,428
2.25%, 05/15/41 - 02/15/52		1,500	1,167,032
3.88%, 02/15/43		2,400	2,421,375
3.00%, 05/15/45 - 08/15/52		825	722,786

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bonds 4.00%, 11/15/52	USD	1,100	$1,167,375
U.S. Treasury Notes, 3.50%, 01/31/28		2,150	2,138,746

Total U.S. Treasury Obligations — 2.2%
(Cost: $8,878,075)			8,380,742

Total Long-Term Investments — 96.9%
(Cost: $401,710,394)			367,308,677

		Shares

Short-Term Securities

Money Market Funds — 2.0%
Dreyfus Treasury Securities Cash Management, Institutional Class, 4.43%(f)		7,523,305	7,523,305

Total Short-Term Securities — 2.0% (Cost: $7,523,305)			7,523,305

Total Investments — 98.9% (Cost: $409,233,699)			374,831,982

Other Assets Less Liabilities — 1.1%			4,087,371

Net Assets — 100.0%			$378,919,353

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Perpetual security with no stated maturity date.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	66	06/21/23	$8,656	$212,491
U.S. Treasury Notes (10 Year)	127	06/21/23	14,595	271,002
U.S. Ultra Treasury Bonds	42	06/21/23	5,927	(10,562)
U.S. Treasury Notes (2 Year)	131	06/30/23	27,045	19,719
U.S. Treasury Notes (5 Year)	83	06/30/23	9,089	102,033

				594,683

Short Contracts
U.S. Ultra Treasury Notes (10 Year)	168	06/21/23	20,352	(51,376)

				$543,307

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.40.V1	1.00%	Quarterly	06/20/28	BBB+	USD 4,010	$ 47,199	$16,576	$30,623

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$16,576	$—	$30,623	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$605,245	$—	$605,245
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	30,623	—	—	—	—	30,623

	$—	$30,623	$—	$—	$605,245	$—	$635,868

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$61,938	$—	$61,938

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(2,881,577)	$—	$(2,881,577)
Swaps	—	191,492	—	—	—	—	191,492

	$—	$191,492	$—	$—	$(2,881,577)	$—	$(2,690,085)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$886,301	$—	$886,301
Swaps	—	30,623	—	—	—	—	30,623

	$—	$30,623	$—	$—	$886,301	$—	$916,924

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2023	BATS: Series C Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$42,353,055
Average notional value of contracts — short	$6,120,172
Credit default swaps
Average notional value — buy protection	$1,895,000
Average notional value — sell protection	$1,002,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$332,305,104	$—	$332,305,104
Foreign Agency Obligations	—	856,161	—	856,161
Foreign Government Obligations	—	6,333,834	—	6,333,834
Municipal Bonds	—	8,762,111	—	8,762,111
Preferred Securities	—	10,670,725	—	10,670,725
U.S. Treasury Obligations	—	8,380,742	—	8,380,742
Short-Term Securities
Money Market Funds	7,523,305	—	—	7,523,305

	$7,523,305	$367,308,677	$—	$374,831,982

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$30,623	$—	$30,623
Interest Rate Contracts	605,245	—	—	605,245
Liabilities
Interest Rate Contracts	(61,938)	—	—	(61,938)

	$543,307	$30,623	$—	$573,930

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.2%
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	USD 1,715	$1,686,940
County of Jefferson Sewer Revenue, Refunding RB, Series D, 6.50%, 10/01/53	1,000	1,062,729
Hoover IDB, RB, AMT, 6.38%, 11/01/50(a)	1,295	1,439,868
Southeast Energy Authority Cooperative District RB, Series A, 4.00%, 11/01/51(a)	1,785	1,749,819
RB, Series A-1, 5.50%, 01/01/53(a)	655	701,615
Sumter County IDA, RB, AMT, 6.00%, 07/15/52(a)	905	805,121

		7,446,092

Arizona — 2.2%
Arizona IDA
RB, 5.00%, 07/01/45(b)	265	242,447
RB, 5.00%, 12/15/49(b)	105	93,010
RB, 7.10%, 01/01/55(b)	920	943,097
RB, 5.00%, 07/01/55(b)	285	250,934
RB, Series B, 5.13%, 07/01/47(b)	195	186,052
Refunding RB, 5.50%, 07/01/52(b)	610	604,428
Refunding RB, Series A, 5.00%, 07/01/26(b)	225	225,921
Refunding RB, Series A, 5.13%, 07/01/37(b)	605	597,631
Refunding RB, Series G, 5.00%, 07/01/47(b)	185	169,374
City of Phoenix Arizona IDA
RB, 5.00%, 07/01/46(b)	570	512,652
Refunding RB, Series A, 5.00%, 07/01/35(b)	45	45,014
County of Pima IDA
RB, 5.13%, 07/01/39	145	136,948
RB, 5.25%, 07/01/49	180	161,209
Refunding RB, 4.00%, 06/15/51(b)	625	463,936
Refunding RB, 5.00%, 07/01/56(b)	295	255,451
La Paz County IDA, RB, 5.88%, 06/15/48(b)	285	268,316
Maricopa County IDA
RB, 5.25%, 10/01/40(b)	280	285,318
RB, 5.50%, 10/01/51(b)	280	284,339
RB, AMT, 4.00%, 10/15/47(b)	1,270	1,077,628
Refunding RB, Series A, 4.13%, 09/01/38	230	232,393
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	521,274

		7,557,372

Arkansas — 1.6%
Arkansas Development Finance Authority
RB, AMT, 4.50%, 09/01/49(b)	1,830	1,635,311
RB, AMT, 4.75%, 09/01/49(b)	4,165	3,869,740

		5,505,051

California — 3.8%
California Community Housing Agency, RB, Series A, 5.00%, 04/01/49(b)	165	144,683
California HFA, RB, Series 2021-3, Class A, 3.25%, 08/20/36	960	880,478
California Infrastructure & Economic Development
Bank, RB, AMT, 7.75%, 01/01/50(a)(b)	345	350,660
California Municipal Finance Authority, RB, 5.63%, 07/01/44(b)	150	148,525
California School Finance Authority
RB, Series A, 6.75%, 11/01/45(b)	250	253,857
Refunding RB, 5.00%, 07/01/51(b)	300	301,751
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(b)	250	209,015
California Statewide Financing Authority
RB, 6.00%, 05/01/43	315	315,134
RB, 6.00%, 05/01/43	85	85,036

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, RB, AMT, 5.25%, 05/15/47	USD 1,500	$1,622,215
City of Roseville, Special Tax Bonds, 5.00%, 09/01/44 .	500	503,903
CMFA Special Finance Agency I, RB, Series A-2, 4.00%, 04/01/56(b)	2,250	1,800,251
CMFA Special Finance Agency VIII, RB, Series A-1, 3.00%, 08/01/56(b)	645	438,373
CSCDA Community Improvement Authority
RB, 4.00%, 10/01/46(b)	1,055	825,485
RB, 2.80%, 03/01/47(b)	315	239,187
RB, 3.13%, 07/01/56(b)	695	485,677
RB, 4.00%, 07/01/56(b)	720	550,910
RB, 4.00%, 07/01/56(b)	205	143,807
RB, 3.13%, 08/01/56(b)	100	72,006
RB, 4.00%, 10/01/56(b)	155	125,222
RB, 4.00%, 03/01/57(b)	505	355,738
RB, 4.00%, 07/01/58(b)	300	208,377
RB, 4.00%, 07/01/58(b)	265	192,806
RB, 4.00%, 12/01/59(b)	435	303,424
RB, 4.00%, 12/01/59(b)	1,080	720,310
RB, Series A, 3.00%, 09/01/56(b)	1,090	730,845
Golden State Tobacco Securitization Corp., Refunding RB, Series B-2, 0.00%, 06/01/66(c)	1,515	153,012
Hastings Campus Housing Finance Authority, RB, Series A, 0.00%, 07/01/61(b)(c)	1,045	370,466
San Francisco City & County Redevelopment Agency Successor Agency, TA, 0.00%, 08/01/31(b)(c)	580	389,643

		12,920,796

Colorado — 4.0%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47	1,000	932,452
Arista Metropolitan District, GO, Refunding, 5.00%, 12/01/38	500	478,138
Aurora Crossroads Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/50	500	446,955
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48	500	447,650
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	500	387,682
Broadway Station Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/48	550	405,040
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	155	136,920
City & County of Denver Airport System Revenue
Refunding RB, AMT, Series A, 4.13%, 11/15/53	455	429,227
Refunding RB, AMT, Series A, 5.50%, 11/15/53	485	530,927
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 12/15/45(b)	500	488,189
Colorado Health Facilities Authority
RB, 5.25%, 11/01/39	195	210,541
RB, 5.50%, 11/01/47	120	128,110
RB, 5.25%, 11/01/52	305	318,636
RB, Series A, 5.00%, 05/15/35	250	220,096
RB, Series A, 5.00%, 05/15/44	270	219,501
RB, Series A, 5.00%, 05/15/58	560	415,045
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	950	960,461
First Creek Village Metropolitan District
GO, Series A, 5.00%, 12/01/39	600	567,379
GO, Series A, 5.00%, 08/01/49	540	485,001
Highlands Metropolitan District No. 1, GO, 5.00%, 12/01/51	575	508,610

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50	USD 500	$360,488
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	570	439,921
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	480,851
Palisade Metropolitan District No. 2, GO, 7.25%, 12/15/49	675	617,000
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	725	393,149
Southlands Metropolitan District No. 1
GO, Refunding, Series A-1, 5.00%, 12/01/37	250	247,149
GO, Refunding, Series A-1, 5.00%, 12/01/47	180	169,411
Thompson Crossing Metropolitan District No. 4, GO, Refunding, 5.00%, 12/01/49	645	578,758
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44	813	682,111
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51	560	463,090
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48	500	472,549

		13,621,037

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority
RB, Series A, 5.00%, 01/01/45(b)	190	175,075
RB, Series A, 5.00%, 01/01/55(b)	255	223,534
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	675	676,336
Mohegan Tribe of Indians of Connecticut RB, Series A, 6.75%, 02/01/45(b)	96	96,413
Refunding RB, Series C-1, 6.25%, 02/01/30(b)	330	342,337

		1,513,695

Delaware — 0.2%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(d)	668	591,120

District of Columbia — 1.7%
District of Columbia Tobacco Settlement Financing Corp.
RB, 0.00%, 06/15/46(c)	8,970	2,004,087
RB, 0.00%, 06/15/46(c)	10,325	2,062,065
RB, 0.00%, 06/15/55(c)	19,300	1,711,976

		5,778,128

Florida — 7.6%
Avenir Community Development District, Special Assessment RB, 5.63%, 05/01/54	330	317,011
Brevard County Health Facilities Authority
Refunding RB, 4.00%, 11/15/23(b)	200	199,209
Refunding RB, 4.00%, 11/15/26(b)	475	463,171
Refunding RB, 4.00%, 11/15/28(b)	510	488,229
Refunding RB, 4.00%, 11/15/30(b)	555	521,886
Refunding RB, 4.00%, 11/15/34(b)	650	593,234
Refunding RB, 5.00%, 04/01/47	505	535,929
Refunding RB, 5.00%, 04/01/52	715	751,939
Buckhead Trails Community Development District, Special Assessment RB, Series 2022, 5.75%, 05/01/52	210	210,093
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31	480	479,970

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc.
RB, 5.00%, 06/15/49(b)	USD 100	$82,212
RB, 5.75%, 06/01/54(b)	420	363,744
RB, 5.00%, 01/01/55(b)	1,570	1,200,455
RB, 4.88%, 06/15/56(b)	1,335	1,091,466
RB, 0.00%, 07/01/61(b)(c)	23,740	1,531,134
Celebration Pointe Community Development District No. 1, Special Assessment RB, 5.13%, 05/01/45	235	223,232
Charlotte County IDA
RB, 5.00%, 10/01/34(b)	105	103,800
RB, 5.00%, 10/01/49(b)	510	475,917
County of Miami-Dade Seaport Department, Refunding RB, AMT, Series A, 5.25%, 10/01/52	460	483,939
County of Osceola Transportation Revenue
Refunding RB, Series A-2, 0.00%, 10/01/46(c)	935	259,087
Refunding RB, Series A-2, 0.00%, 10/01/47(c)	900	234,453
Refunding RB, Series A-2, 0.00%, 10/01/48(c)	635	155,403
Refunding RB, Series A-2, 0.00%, 10/01/49(c)	525	120,538
County of Palm Beach, RB, 5.00%, 04/01/51(b)	110	98,243
Florida Development Finance Corp.
RB, 5.00%, 06/15/51(b)	840	737,989
RB, 5.25%, 06/01/55(b)	645	551,088
RB, 5.13%, 06/15/55(b)	2,490	2,105,250
RB, 6.50%, 06/30/57(b)	265	265,099
RB, Series A, 6.13%, 06/15/44(b)	45	44,189
RB, Series C, 5.75%, 12/15/56(b)	370	320,296
Refunding RB, 4.00%, 06/01/46(b)	300	222,690
Refunding RB, Series A, 4.50%, 12/15/56(b)	1,085	848,591
Grand Oaks Community Development District Special Assessment RB, 4.25%, 05/01/40	210	197,528
Special Assessment RB, 4.50%, 05/01/52	235	211,129
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36	250	250,119
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33	370	335,349
Lakewood Ranch Stewardship District
Special Assessment RB, 3.13%, 05/01/25	200	197,468
Special Assessment RB, 3.25%, 05/01/29	225	213,951
Special Assessment RB, 4.75%, 05/01/29	180	181,253
Special Assessment RB, 4.88%, 05/01/35	150	148,254
Special Assessment RB, 4.40%, 05/01/39	525	485,016
Special Assessment RB, 5.30%, 05/01/39	205	207,178
Special Assessment RB, 5.50%, 05/01/39(b)	25	25,556
Special Assessment RB, 5.45%, 05/01/48	365	365,795
Special Assessment RB, 5.65%, 05/01/48(b)	115	116,440
Special Assessment RB, 4.00%, 05/01/49(b)	200	159,757
Special Assessment RB, 3.90%, 05/01/50	240	185,288
Orange County Health Facilities Authority, RB, 5.00%, 08/01/35	250	252,073
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25	270	266,917
Palm Beach County Health Facilities Authority
RB, 5.00%, 11/01/47	160	160,284
RB, 5.00%, 11/01/52	225	225,430
Parker Road Community Development District
Special Assessment Refunding RB, 3.10%, 05/01/25	100	98,691
Special Assessment Refunding RB, 3.38%, 05/01/30	335	315,953
Pinellas County IDA, RB, 5.00%, 07/01/39	250	249,835

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Poitras East Community Development District, Special Assessment RB, 5.00%, 05/01/43	USD 355	$347,674
Portico Community Development District
Special Assessment RB, Series 2, 3.25%, 05/01/31	100	91,502
Special Assessment RB, Series 2, 4.00%, 05/01/50	425	336,567
Preserve at South Branch Community Development District
Special Assessment RB, 3.25%, 11/01/24	50	49,425
Special Assessment RB, 3.50%, 11/01/30	200	187,204
Sandridge Community Development District
Special Assessment RB, Series A1, 3.88%, 05/01/41	135	112,931
Special Assessment RB, Series A1, 4.00%, 05/01/51	130	99,832
Sawyers Landing Community Development District, Special Assessment RB, 4.25%, 05/01/53	815	637,887
Seminole County IDA, Refunding RB, 5.75%, 11/15/54	595	499,886
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34	365	317,217
Tolomato Community Development District, Special Assessment Refunding RB, Sub-Series A-2, 4.25%, 05/01/37	185	172,895
Trout Creek Community Development District
Special Assessment RB, 4.50%, 05/01/23	55	55,003
Special Assessment RB, 5.00%, 05/01/28	240	243,323
Special Assessment RB, 5.63%, 05/01/45	200	200,541
West Villages Improvement District
Special Assessment RB, 4.25%, 05/01/29	100	98,615
Special Assessment RB, 4.75%, 05/01/39	190	180,834
Special Assessment RB, 5.00%, 05/01/50	290	264,507
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(b)	805	781,251
Windward at Lakewood Ranch Community
Development District
Special Assessment RB, 4.00%, 05/01/42	140	119,282
Special Assessment RB, 4.25%, 05/01/52	170	139,069

		25,864,195

Georgia — 1.0%
East Point Business & IDA, RB, Series A, 5.25%, 06/15/62(b)	150	133,788
Main Street Natural Gas, Inc.
RB, Series A, 5.00%, 05/15/49	950	955,901
RB, Series A, 5.00%, 06/01/53(a)	1,635	1,702,974
Municipal Electric Authority of Georgia, RB, 5.00%, 07/01/52	645	662,521

		3,455,184

Idaho — 0.1%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43 .	330	314,746

Illinois — 4.2%
Chicago Board of Education
GO, Series D, 5.00%, 12/01/46	190	186,435
GO, Series D, 5.00%, 12/01/46	485	475,528
GO, Series H, 5.00%, 12/01/46	625	613,273
GO, Refunding, Series A, 5.00%, 12/01/30	505	530,577
GO, Refunding, Series B, 4.00%, 12/01/35	230	218,649
GO, Refunding, Series B, 4.00%, 12/01/41	930	822,902
GO, Refunding, Series C, 5.00%, 12/01/34	625	641,376

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education
GO, Refunding, Series D, 5.00%, 12/01/25	USD 290	$297,430
Chicago O’Hare International Airport, Refunding RB, Series D, 5.00%, 01/01/46	1,000	1,016,444
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 4.00%, 12/01/49	810	755,999
City of Chicago Wastewater Transmission Revenue, Refunding RB, Series C, 5.00%, 01/01/39	500	510,828
Cook County Community College District No. 508, GO, 5.25%, 12/01/30	920	926,081
Illinois Finance Authority
Refunding RB, 6.13%, 02/01/45	150	151,004
Refunding RB, 5.00%, 02/15/47	900	882,467
Refunding RB, Series C, 5.00%, 02/15/41	650	675,536
Metropolitan Pier & Exposition Authority
RB, 5.50%, 06/15/53	390	398,199
RB, 5.00%, 06/15/57	660	665,895
Refunding RB, 4.00%, 06/15/50	1,895	1,624,276
State of Illinois
GO, 5.00%, 04/01/31	1,000	1,019,335
GO, 5.50%, 07/01/33	365	366,311
GO, 5.00%, 02/01/39	1,000	1,006,660
GO, 5.00%, 05/01/39	275	277,575
GO, Series D, 5.00%, 11/01/28	295	319,747
GO, Refunding, Series B, 5.00%, 10/01/27	105	113,834

		14,496,361

Indiana — 0.3%
City of Vincennes, Refunding RB, 6.25%, 01/01/29(b)(e)(f)	325	289,250
Indiana Finance Authority, RB, AMT, 6.75%, 05/01/39	640	725,374

		1,014,624

Iowa — 0.9%
Iowa Finance Authority
RB, Series A, 5.00%, 05/15/48	940	692,029
Refunding RB, Series E, 4.00%, 08/15/46	570	536,117
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, 3.50%, 12/01/44	2,000	1,649,699
Iowa Tobacco Settlement Authority, Refunding RB, Series B-2, 0.00%, 06/01/65(c)	3,195	339,818

		3,217,663

Kentucky — 0.7%
City of Henderson, RB, AMT, 4.70%, 01/01/52(b)	130	117,563
Kentucky Public Energy Authority, RB, Series C, 4.00%, 02/01/50(a)	2,310	2,278,926

		2,396,489

Louisiana — 1.0%
Juban Crossing Economic Development District, Refunding RB, 7.00%, 09/15/44(b)	285	262,975
Lafayette Parish School Board Sale Tax Revenue
RB, 4.00%, 04/01/48	175	174,105
RB, 4.00%, 04/01/53	110	108,027
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	400	361,312
Louisiana Public Facilities Authority
RB, 5.00%, 06/01/41(b)	310	286,316
RB, 5.25%, 06/01/51(b)	455	406,970
RB, 5.25%, 06/01/60(b)	840	731,140

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority
RB, Series A, 6.50%, 06/01/62(b)	USD 150	$153,311
Parish of St. James, RB, Series 2, 6.35%, 07/01/40(b)	950	1,006,598

		3,490,754

Maine — 0.1%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	570	330,600

Maryland — 2.0%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, 5.25%, 07/01/44	250	249,507
City of Baltimore
RB, 4.88%, 06/01/42	170	164,003
Refunding RB, 4.00%, 09/01/27	100	98,661
Refunding TA, 3.20%, 06/01/30(b)	200	180,439
Refunding TA, 3.25%, 06/01/31(b)	225	200,914
Refunding TA, 3.30%, 06/01/32(b)	500	442,262
Refunding TA, 3.35%, 06/01/33(b)	540	474,463
Refunding TA, 3.40%, 06/01/34(b)	570	497,398
Refunding TA, 3.45%, 06/01/35(b)	610	528,961
County of Frederick, Refunding TA, 4.63%, 07/01/43(b)	1,100	1,058,881
Maryland EDC, RB, AMT, 5.25%, 06/30/47	570	586,165
Maryland Health & Higher Educational Facilities Authority
RB, 7.00%, 03/01/55(b)	1,940	2,034,004
Refunding RB, 5.00%, 07/01/40	500	508,902

		7,024,560

Massachusetts — 1.1%
Massachusetts Development Finance Agency
RB, 5.00%, 01/01/48	1,000	1,008,349
RB, 5.00%, 10/01/54	710	656,752
RB, Series A, 5.00%, 01/01/47	500	503,714
RB, Series N, 5.00%, 07/01/44	500	505,399
Massachusetts HFA
Refunding RB, AMT, Series A, 4.45%, 12/01/42	380	365,636
Refunding RB, AMT, Series A, 4.50%, 12/01/47	605	595,775

		3,635,625

Michigan — 0.5%
City of Detroit
GO, 5.00%, 04/01/34	90	93,093
GO, 5.00%, 04/01/35	90	92,789
GO, 5.00%, 04/01/36	65	66,779
GO, 5.00%, 04/01/37	100	102,390
GO, 5.00%, 04/01/38	45	45,921
Michigan Strategic Fund, RB, 5.00%, 11/15/42	210	195,561
Wayne County Airport Authority
RB, Series B, 5.00%, 12/01/44	500	508,984
RB, Series D, 5.00%, 12/01/40	500	513,961
RB, AMT, 5.00%, 12/01/39	250	254,366

		1,873,844

Minnesota — 1.5%
City of Deephaven, Refunding RB, 5.25%, 07/01/37	605	608,122
City of Forest Lake, Refunding RB, 5.00%, 07/01/56	2,140	1,972,241
City of Minneapolis
RB, 5.00%, 07/01/40	435	397,465
RB, Series A, 5.75%, 07/01/55	850	847,796
Duluth EDA, Refunding RB, 5.25%, 02/15/58	425	437,317

Security	Par (000)	Value

Minnesota (continued)
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/38(b)	USD 240	$240,546
Minnesota HFA, RB, (GNMA/FNMA/FHLMC), Series N, 6.00%, 01/01/53	705	774,101

		5,277,588

Missouri — 1.0%
City of St. Louis Missouri IDA
Refunding RB, 4.38%, 11/15/35	215	173,666
Refunding RB, 4.75%, 11/15/47	240	181,384
Kansas City IDA
RB, Series C, 7.50%, 11/15/46	64	50,978
RB, AMT, 5.00%, 03/01/54	1,275	1,303,577
Refunding RB, 2.00%, 11/15/46	52	2,289
Refunding RB, 5.00%, 11/15/46	116	89,145
Kansas City Land Clearance Redevelopment Authority
TA, 4.38%, 02/01/31(b)	720	632,989
TA, 5.00%, 02/01/40(b)	260	216,507
Plaza at Noah’s Ark Community Improvement District, Refunding RB, 3.00%, 05/01/25	100	96,867
St. Louis County IDA, Refunding RB, 5.00%, 09/01/37	695	660,166

		3,407,568

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	500	508,753

Nevada — 0.3%
City of Las Vegas Special Improvement District No. 815, Special Assessment RB, 5.00%, 12/01/49	190	180,894
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/40	405	411,198
RB, 5.00%, 07/01/45	280	280,308

		872,400

New Hampshire — 0.5%
New Hampshire Business Finance Authority
RB, Series A, 4.13%, 08/15/40	320	282,722
RB, Series A, 4.25%, 08/15/46	365	310,545
RB, Series A, 4.50%, 08/15/55	755	643,578
Refunding RB, 4.63%, 11/01/42(b)	320	293,170
Refunding RB, Series A, 3.63%, 07/01/43(a)(b)	190	147,956
Refunding RB, AMT, 4.88%, 11/01/42(b)	130	118,712

		1,796,683

New Jersey — 3.8%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/39	250	253,264
New Jersey EDA
RB, 5.00%, 07/01/32	200	200,369
RB, 5.25%, 11/01/54(b)	945	826,815
RB, Series WW, 5.25%, 06/15/40	55	58,250
RB, Series WW, 5.25%, 06/15/40	945	1,000,835
RB, AMT, 6.50%, 04/01/31	85	90,763
RB, AMT, 5.38%, 01/01/43	500	502,653
Refunding RB, Series A, 6.00%, 08/01/49(b)	250	250,719
New Jersey Health Care Facilities Financing Authority
RB, 4.00%, 07/01/51	1,865	1,770,382
Refunding RB, 4.25%, 07/01/44	395	395,667
Refunding RB, 5.00%, 07/01/44	220	222,613
New Jersey Higher Education Student Assistance Authority Refunding RB, AMT, Series C, 4.25%, 12/01/50	1,540	1,372,541

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49	USD 820	$672,686
New Jersey Transportation Trust Fund Authority
RB, Series AA, 5.25%, 06/15/41	205	210,542
RB, Series AA, 4.00%, 06/15/45	3,000	2,894,188
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35	375	398,991
Refunding RB, Sub-Series B, 5.00%, 06/01/46	1,795	1,802,554

		12,923,832

New York — 5.8%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	285	295,679
County of Cattaraugus, RB, 5.00%, 05/01/44	195	195,765
Hempstead Town Local Development Corp., RB, 5.00%, 07/01/44	500	502,672
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	125	101,195
Metropolitan Transportation Authority, RB, Series B, 3.00%, 11/15/25	165	163,558
New York City Housing Development Corp., RB, Series C-1, 4.20%, 11/01/44	1,000	977,518
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series E-1, 4.00%, 02/01/49	3,845	3,685,516
New York Counties Tobacco Trust IV, Refunding RB, Series A, 5.00%, 06/01/42	915	837,372
New York Counties Tobacco Trust VI, Refunding RB, 5.00%, 06/01/45	835	781,432
New York State Thruway Authority
Refunding RB, Series A, 4.00%, 03/15/49	3,690	3,549,310
Refunding RB, Series B, 4.00%, 01/01/45	1,190	1,156,646
New York Transportation Development Corp.
RB, AMT, 5.00%, 07/01/34	500	508,748
RB, AMT, 5.00%, 10/01/35	710	731,810
RB, AMT, 5.00%, 12/01/40	830	879,321
RB, AMT, 4.00%, 04/30/53	640	541,455
RB, AMT, Series A, 5.00%, 07/01/46	1,470	1,470,983
Refunding RB, AMT, 5.38%, 08/01/36	865	871,436
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	385	372,688
Westchester County Healthcare Corp., RB, Series A, 5.00%, 11/01/44	306	308,855
Westchester County Local Development Corp.
Refunding RB, 5.00%, 07/01/41(b)	510	415,873
Refunding RB, 5.00%, 07/01/56(b)	560	410,070
Westchester Tobacco Asset Securitization Corp.
Refunding RB, Sub-Series C, 4.00%, 06/01/42	740	724,935
Refunding RB, Sub-Series C, 5.13%, 06/01/51	500	502,596

		19,985,433

North Carolina — 0.4%
North Carolina HFA, RB, (GNMA/FNMA/FHLMC), 6.00%, 07/01/53	820	900,037
North Carolina Medical Care Commission
Refunding RB, Series A, 5.25%, 01/01/41	20	20,378
Refunding RB, Series A, 5.25%, 01/01/41	230	215,408
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40(b)	250	250,709

		1,386,532

Security	Par (000)	Value

North Dakota — 0.3%
County of Cass, Refunding RB, 5.25%, 02/15/58	USD 855	$877,713

Ohio — 2.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55	2,720	2,449,778
Cleveland-Cuyahoga County Port Authority
Refunding TA, 4.00%, 12/01/55(b)	185	156,386
Refunding TA, 4.50%, 12/01/55(b)	155	131,813
County of Hamilton
Refunding RB, 5.00%, 01/01/46	190	169,894
Refunding RB, 4.00%, 08/15/50	915	853,785
County of Hardin
Refunding RB, 5.00%, 05/01/30	140	134,211
Refunding RB, 5.25%, 05/01/40	145	133,674
Refunding RB, 5.50%, 05/01/50	670	596,015
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	815	751,008
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	780	700,047
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	265	203,074
Southern Ohio Port Authority, RB, AMT, Series A, 7.00%, 12/01/42(b)	1,380	1,103,214
State of Ohio, RB, AMT, Series P-3, 5.00%, 06/30/53	370	371,867

		7,754,766

Oklahoma — 2.1%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	1,000	1,010,326
Oklahoma Development Finance Authority
RB, 7.25%, 09/01/51(b)	3,290	3,456,016
RB, Series B, 5.00%, 08/15/38	975	904,507
RB, Series B, 5.25%, 08/15/48	90	81,351
RB, Series B, 5.50%, 08/15/52	785	721,090
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	235	193,412
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	965	939,858

		7,306,560

Oregon — 1.7%
Clackamas County School District No. 12 North Clackamas, GO, (School Bond Guaranty), Series A, 0.00%, 06/15/38(c)	275	142,277
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, 5.50%, 10/01/49	150	134,908
Oregon State Facilities Authority
RB, 5.25%, 06/15/55(b)	305	281,227
RB, Series A, 4.13%, 06/01/52	350	330,711
Salem Hospital Facility Authority, Refunding RB, 4.00%, 05/15/49	5,000	4,768,753
Yamhill County Hospital Authority, Refunding RB, 5.00%, 11/15/36	300	258,569

		5,916,445

Pennsylvania — 2.8%
Bucks County IDA
RB, 4.00%, 07/01/46	100	79,437
RB, 4.00%, 07/01/51	100	76,537
Montgomery County Higher Education & Health Authority
Refunding RB, 4.00%, 09/01/49	1,255	1,165,748
Refunding RB, 4.00%, 09/01/49	1,900	1,767,169
Montgomery County IDA, RB, 5.00%, 11/15/45	375	359,952

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority
RB, AMT, 5.75%, 06/30/48	USD 490	$529,708
RB, AMT, 5.25%, 06/30/53	770	781,610
RB, AMT, Series P-3, 5.00%, 06/30/42	1,625	1,627,844
Refunding RB, AMT, 5.50%, 11/01/44	500	500,574
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47	1,010	764,124
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,045	1,029,767
Philadelphia Authority for Industrial Development
RB, 5.25%, 11/01/52	235	252,940
Refunding RB, Series 2015, 5.00%, 04/01/45	500	508,692

		9,444,102

Puerto Rico — 10.1%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)	30,030	2,033,698
Commonwealth of Puerto Rico
GO, Series A, 0.00%, 07/01/33(c)	537	305,098
GO, Series A1, 5.63%, 07/01/29	1,049	1,090,551
GO, Series A1, 5.75%, 07/01/31	440	462,515
GO, Series A1, 4.00%, 07/01/33	418	374,725
GO, Series A1, 4.00%, 07/01/35	375	326,569
GO, Series A1, 4.00%, 07/01/37	322	272,766
GO, Series A1, 4.00%, 07/01/41	438	354,981
GO, Series A1, 4.00%, 07/01/46	455	354,855
GO, Sub-Series CW, 0.00%, 11/01/43(a)	3,096	1,348,317
GO, Sub-Series CW/CONV, 0.00%, 11/01/51(a)	136	43,225
GO, Sub-Series CW/HTA-98, 0.00%, 11/01/51(a)	3,974	1,730,432
GO, Sub-Series CW/PRIFA, 0.00%, 11/01/51(a)	3,780	1,266,314
Puerto Rico Electric Power Authority
RB, Series A, 5.00%, 07/01/29(e)(f)	385	274,869
RB, Series A, 7.00%, 07/01/33(e)(f)	1,795	1,299,726
RB, Series A, 6.75%, 07/01/36(e)(f)	775	561,163
RB, Series A, 5.00%, 07/01/42(e)(f)	470	335,554
RB, Series A, 7.00%, 07/01/43(e)(f)	175	126,714
RB, Series A-1, 10.00%, 07/01/19(e)(f)	42	30,419
RB, Series A-2, 10.00%, 07/01/19(e)(f)	212	153,464
RB, Series A-3, 10.00%, 07/01/19(e)(f)	177	128,176
RB, Series B-3, 10.00%, 07/01/19(e)(f)	177	128,176
RB, Series C-1, 5.40%, 01/01/18(e)(f)	486	352,155
RB, Series C-2, 5.40%, 07/01/18(e)(f)	486	352,212
RB, Series C-3, 5.40%, 01/01/20(e)(f)	49	35,603
RB, Series C-4, 5.40%, 07/01/20(e)(f)	49	35,603
RB, Series CCC, 5.25%, 07/01/26(e)(f)	125	89,243
RB, Series CCC, 5.00%, 07/01/27(e)(f)	545	389,100
RB, Series CCC, 5.25%, 07/01/28(e)(f)	70	49,976
RB, Series D-1, 7.50%, 01/01/20(e)(f)	426	308,167
RB, Series D-2, 7.50%, 01/01/20(e)(f)	840	608,480
RB, Series TT, 5.00%, 07/01/18(e)(f)	160	114,231
RB, Series TT, 5.00%, 07/01/25(e)(f)	45	32,128
RB, Series TT, 5.00%, 07/01/26(e)(f)	190	135,650
RB, Series TT, 5.00%, 07/01/32(e)(f)	395	282,008
RB, Series WW, 5.50%, 07/01/17(e)(f)	110	78,534
RB, Series WW, 5.50%, 07/01/18(e)(f)	95	67,825
RB, Series WW, 5.50%, 07/01/19(e)(f)	70	49,976
RB, Series WW, 5.38%, 07/01/22(e)(f)	940	671,108
RB, Series WW, 5.38%, 07/01/24(e)(f)	65	46,406
RB, Series WW, 5.00%, 07/01/28(e)(f)	165	117,801
RB, Series WW, 5.25%, 07/01/33(e)(f)	75	53,546
RB, Series WW, 5.50%, 07/01/38(e)(f)	220	157,068
RB, Series XX, 5.25%, 07/01/27(e)(f)	50	35,697

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority
RB, Series XX, 5.25%, 07/01/35(e)(f)	USD 30	$21,418
RB, Series XX, 5.75%, 07/01/36(e)(f)	600	428,367
RB, Series XX, 5.25%, 07/01/40(e)(f)	2,320	1,656,353
Refunding RB, Series AAA, 5.25%, 07/01/22(e)(f)	160	114,231
Refunding RB, Series AAA, 5.25%, 07/01/28(e)(f)	265	189,196
Refunding RB, Series AAA, 5.25%, 07/01/29(e)(f)	40	28,558
Refunding RB, Series DDD, 5.00%, 07/01/19(e)(f)	895	638,981
Refunding RB, Series UU, 0.00%, 07/01/17(a)(e)(f)	30	20,775
Refunding RB, Series UU, 0.00%, 07/01/18(a)(e)(f)	30	20,775
Refunding RB, Series UU, 0.00%, 07/01/20(a)(e)(f)	250	173,125
Refunding RB, Series UU, 3.22%, 07/01/31(a)(e)(f)	300	207,750
Refunding RB, Series ZZ, 5.00%, 07/01/17(e)(f)	70	49,976
Refunding RB, Series ZZ, 5.25%, 07/01/19(e)(f)	235	167,777
Refunding RB, Series ZZ, 5.25%, 07/01/23(e)(f)	930	663,969
Refunding RB, Series ZZ, 5.25%, 07/01/24(e)(f)	150	107,092
Refunding RB, Series ZZ, 5.00%, 07/01/28(e)(f)	75	53,546
Puerto Rico Highway & Transportation Authority, RB, Series B, 0.00%, 07/01/32(c)	1,217	761,084
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-1, 0.00%, 07/01/29(c)	613	456,596
RB, Series A-1, 0.00%, 07/01/33(c)	496	302,954
RB, Series A-1, 0.00%, 07/01/46(c)	6,971	1,819,021
RB, Series A-1, 4.75%, 07/01/53	3,377	3,060,661
RB, Series A-1, 5.00%, 07/01/58	2,171	2,034,510
RB, Series A-2, 4.33%, 07/01/40	2,225	2,021,548
RB, Series A-2, 4.33%, 07/01/40	34	30,869
RB, Series A-2, 4.54%, 07/01/53	317	275,001
RB, Series A-2, 4.78%, 07/01/58	2,226	2,001,978
RB, Series B-1, 0.00%, 07/01/46(c)	477	124,971

		34,495,906

Rhode Island — 0.1%
Rhode Island Student Loan Authority, RB, AMT, Series A, 3.63%, 12/01/37	460	448,149

South Carolina — 0.5%
South Carolina Jobs EDA
RB, 7.50%, 08/15/62(b)	325	318,175
Refunding RB, 4.00%, 11/15/27	135	129,321
Refunding RB, 5.00%, 02/01/38	1,000	1,020,803
South Carolina Public Service Authority, Refunding RB, Series B, 4.00%, 12/01/56	200	176,712

		1,645,011

Tennessee — 2.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	250	251,007
Franklin Health & Educational Facilities Board, Refunding RB, 7.50%, 06/01/47(b)(e)(f)	1,205	362,033
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36	690	711,646
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding RB, 5.00%, 10/01/48	1,800	1,787,426
Refunding RB, 4.00%, 10/01/49	220	172,138
Metropolitan Government Nashville & Davidson County IDB, Special Assessment RB, 0.00%, 06/01/43(b)(c)	685	236,981
Metropolitan Nashville Airport Authority
RB, AMT, Series B, 5.25%, 07/01/35	320	361,169
RB, AMT, Series B, 5.50%, 07/01/36	265	302,250

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tennessee (continued)
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	USD	2,320	$2,511,964
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)		1,750	1,804,467

			8,501,081

Texas — 6.0%
Angelina & Neches River Authority, RB, AMT, 7.50%, 12/01/45(b)		510	361,175
Arlington Higher Education Finance Corp.
RB, 5.00%, 08/15/41		225	203,011
RB, 5.00%, 06/15/51		490	406,987
RB, 5.63%, 08/15/54(b)		1,305	1,251,191
RB, 7.88%, 11/01/62(b)		280	289,336
Brazoria County IDC, RB, AMT, 7.00%, 03/01/39		390	350,078
Central Texas Turnpike System
Refunding RB, Series C, 5.00%, 08/15/37		200	202,349
Refunding RB, Series C, 5.00%, 08/15/42		250	252,797
City of Crandall, Special Assessment RB, 4.25%, 09/15/41(b)		230	200,132
City of Houston Airport System Revenue
RB, AMT, Series B-1, 5.00%, 07/15/35		100	97,983
Refunding RB, AMT, 5.00%, 07/15/27		140	140,173
Refunding RB, AMT, 5.00%, 07/01/29		500	499,768
Refunding RB, AMT, Series C, 5.00%, 07/15/27		910	911,690
Refunding RB, AMT, Sub-Series A, 4.00%, 07/01/41		3,590	3,500,048
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45		500	506,450
County of Hays, Special Assessment RB, 7.00%, 09/15/45		250	255,882
Dallas ISD, GO (Permanent School Fund Guaranteed), 5.00%, 02/15/48		1,375	1,518,358
Fort Bend County IDC, RB, Series B, 4.75%, 11/01/42		465	434,488
Fort Worth ISD, GO (Permanent School Fund Guaranteed), 4.00%, 02/15/48		230	230,722
Mission EDC, Refunding RB, AMT, 4.63%, 10/01/31(b)		285	279,452
New Hope Cultural Education Facilities Finance Corp.
RB, 6.75%, 10/01/52		800	725,994
RB, Series A, 5.00%, 08/15/51(b)		250	245,191
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)		1,175	1,074,385
Newark Higher Education Finance Corp., RB, Series A, 5.50%, 08/15/35(b)		300	309,264
Port Beaumont Navigation District
RB, AMT, 2.75%, 01/01/36(b)		1,105	800,997
RB, AMT, 2.88%, 01/01/41(b)		350	230,873
RB, AMT, 3.00%, 01/01/50(b)		1,495	894,529
Refunding RB, AMT, 3.63%, 01/01/35(b)		635	522,900
Refunding RB, AMT, 4.00%, 01/01/50(b)		965	702,417
Tarrant County Cultural Education Facilities Finance Corp.
RB, 5.50%, 11/15/47		595	666,409
Refunding RB, 5.00%, 10/01/49		250	247,787
Texas Transportation Commission State Highway 249 System
RB, 0.00%, 08/01/40(c)		1,000	395,185
RB, 0.00%, 08/01/42(c)		655	226,616
RB, 5.00%, 08/01/57		315	313,858
Texas Water Development Board, RB, 4.00%, 10/15/45		1,295	1,291,560

			20,540,035

Security		Par (000)	Value

Utah — 0.1%
Utah Charter School Finance Authority
RB, Series A, 5.00%, 06/15/52(b)	USD	285	$250,120
Refunding RB, 5.00%, 06/15/55(b)		230	199,741

			449,861

Vermont — 0.4%
East Central Vermont Telecommunications District
RB, Series A, 4.75%, 12/01/40(b)		695	623,287
RB, Series A, 4.50%, 12/01/44(b)		705	587,987

			1,211,274

Virginia — 0.5%
Ballston Quarter Community Development Authority, TA, Series A, 5.13%, 03/01/31		230	193,770
Cherry Hill Community Development Authority, Special Assessment RB, 5.40%, 03/01/45(b)		250	248,072
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/55		285	277,771
Lower Magnolia Green Community Development Authority
Special Assessment RB, 5.00%, 03/01/35(b)		230	229,597
Special Assessment RB, 5.00%, 03/01/45(b)		90	84,739
Norfolk Redevelopment & Housing Authority
RB, 4.00%, 01/01/29		250	225,049
RB, 5.00%, 01/01/34		190	172,831
RB, 5.00%, 01/01/49		365	298,338

			1,730,167

Washington — 0.8%
King County Public Hospital District No. 4, GO, Refunding, 5.00%, 12/01/30		200	200,957
Port of Seattle, RB, AMT, Series C, 5.00%, 04/01/40		250	252,925
Washington State Housing Finance Commission
RB, Series A, 5.00%, 07/01/56(b)		350	303,077
Refunding RB, 5.00%, 01/01/43(b)		1,935	1,640,038
Refunding RB, 6.00%, 01/01/45(b)		210	185,869

			2,582,866

West Virginia — 0.1%
City of Martinsburg, RB, Series A-1, 4.63%, 12/01/43		430	431,538

Wisconsin — 4.7%
Public Finance Authority
RB, 6.25%, 10/01/31(b)(e)(f)		195	164,150
RB, 0.00%, 01/01/35(b)(c)		1,185	528,187
RB, 4.50%, 01/01/35(b)		725	649,373
RB, 5.00%, 06/15/41(b)		210	195,981
RB, 5.00%, 01/01/42(b)		360	335,488
RB, 6.85%, 11/01/46(b)(e)(f)		275	178,750
RB, 7.00%, 11/01/46(b)(e)(f)		155	100,750
RB, 5.38%, 07/15/47(b)		335	294,481
RB, 7.00%, 10/01/47(b)(e)(f)		195	158,290
RB, 5.50%, 12/01/48(b)(e)(f)		8	1,808
RB, 5.63%, 06/15/49(b)		1,435	1,262,431
RB, 5.00%, 06/15/51(b)		195	161,803
RB, 5.25%, 12/01/51(b)		1,060	803,814
RB, 5.00%, 06/15/55(b)		550	477,642
RB, 5.00%, 06/15/55(b)		2,750	2,174,275
RB, 5.00%, 07/01/55(b)		880	774,815
RB, 5.00%, 01/01/56(b)		875	752,240
RB, 4.75%, 06/15/56(b)		445	329,683
RB, 5.00%, 06/15/56(b)		145	117,979
RB, 0.00%, 01/01/60(b)(c)		19,530	1,155,891
RB, Series A, 5.63%, 06/15/49(b)		875	821,469
RB, AMT, 4.00%, 09/30/51		2,025	1,676,628

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wisconsin (continued)
Public Finance Authority
RB, AMT, 4.25%, 07/01/54	USD	1,160	$838,980
RB, AMT, 4.00%, 03/31/56		680	545,806
Refunding RB, 5.00%, 10/01/34(b)		100	100,797
Refunding RB, 5.00%, 10/01/39(b)		165	158,174
Refunding RB, 5.25%, 05/15/52(b)		245	214,613
Refunding RB, AMT, Series B, 5.00%, 07/01/42		750	748,491
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46		270	221,219
Wisconsin Housing & EDA, RB, Series A, 4.55%, 07/01/37		165	168,317

			16,112,325

Total Municipal Bonds — 84.0% (Cost: $308,421,271)			287,654,524

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 0.7%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53		2,340	2,464,559

Florida — 0.8%
Escambia County Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/45(h)		3,060	2,737,041

Nebraska — 0.9%
Central Plains Energy Gas Revenue, RB, Series 1, 5.00%, 05/01/53		2,860	2,972,448

New York — 2.1%
New York City Housing Development Corp.
RB, Series D-1-B, 4.25%, 11/01/45		1,000	952,364
Refunding RB, Series A-1, 4.15%, 11/01/38		1,518	1,485,814
Port Authority of New York & New Jersey, RB, AMT, Series 221, 4.00%, 07/15/55		5,015	4,613,302

			7,051,480

West Virginia — 0.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(h)		1,215	1,178,409

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 4.8% (Cost: $17,085,592)			16,403,937

Total Long-Term Investments — 88.8% (Cost: $325,506,863)			304,058,461

		Shares

Short-Term Securities

Money Market Funds — 9.9%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 3.99%(i)		33,956,951	33,953,555

Security		Par (000)	Value

Municipal Bonds

Florida — 1.5%
City of Gainesville Utilities System Revenue, Refunding RB, Series B, VRDN, (Barclays Bank plc SBPA), 3.70%, 04/03/23(j)	USD	2,500	$2,500,000
JEA Electric System Revenue, Refunding RB, Series THREE-B-3, VRDN, (Royal Bank of Canada SBPA), 3.95%, 04/07/23(j)		2,500	2,500,000

			5,000,000

New York — 0.7%
City of New York, GO, Sub-Series A-2, VRDN, (Mizuho Bank Ltd. LOC), 3.67%, 04/03/23(j)		2,500	2,500,000

Virginia — 0.7%
Loudoun County EDA, RB, Series F, VRDN, 3.95%, 04/07/23(j)		2,500	2,500,000

Total Municipal Bonds — 2.9% (Cost: $10,000,000)			10,000,000

Total Short-Term Securities — 12.8% (Cost: $43,952,627)			43,953,555

Total Investments — 101.6% (Cost: $369,459,490)			348,012,016
Other Assets Less Liabilities — 1.0%			3,340,486
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.6)%			(8,980,919)

Net Assets — 100.0%			$342,371,583

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Issuer filed for bankruptcy and/or is in default. (f) Non-income producing security.
(g)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between 06/01/26 to 02/15/28, is $2,222,875. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.
(j)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	35	06/21/23	$4,590	$(151,661)
U.S. Treasury Notes (10 Year)	24	06/21/23	2,758	(74,434)
U.S. Treasury Notes (5 Year)	18	06/30/23	1,971	(40,235)

				$(266,330)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$266,330	$—	$266,330

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$6,479,790	$—	$6,479,790

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(973,285)	$—	$(973,285)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$42,610,150

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2023	BATS: Series E Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$287,063,404	$591,120	$287,654,524
Municipal Bonds Transferred to Tender Option Bond Trusts	—	16,403,937	—	16,403,937
Short-Term Securities
Money Market Funds	—	33,953,555	—	33,953,555
Municipal Bonds	—	10,000,000	—	10,000,000

	$—	$347,420,896	$591,120	$348,012,016

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(266,330)	$—	$—	$(266,330)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $8,889,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Enterprise Fleet Financing LLC, Series 2022-3, Class A2, 4.38%, 07/20/29(a)	USD 3,030	$2,983,276
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)	124	110,500
PFS Financing Corp., Series 2023-A, Class A, 5.80%, 03/15/28(a)	2,658	2,701,761

Total Asset-Backed Securities — 0.5% (Cost: $5,757,250)		5,795,537

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 9.4%
1211 Avenue of the Americas Trust, Series 2015- 1211, Class A1A2, 3.90%, 08/10/35(a)	945	883,337
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1-mo. LIBOR US + 0.88%), 5.60%, 09/15/34(a)(b)	3,928	3,812,016
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.60%, 05/15/53(a)(b)	400	304,662
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class B, 3.49%, 04/14/33(a)	2,164	1,977,902
Series 2018-DSNY, Class A, (1-mo. LIBOR US + 0.85%), 5.54%, 09/15/34(a)(b)	665	649,891
BANK
Series 2018-BN11, Class B, 4.35%, 03/15/61(b)	1,769	1,600,216
Series 2021-BN38, Class A5, 2.52%, 12/15/64	5,090	4,149,144
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. LIBOR US + 0.75%), 5.43%, 04/15/36(a)(b)	1,140	1,083,368
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.88%, 02/15/51(b)	1,000	936,800
BFLD, Series 2019-DPLO, Class A, (1-mo. CME Term SOFR + 1.20%), 6.03%, 10/15/34(a)(b)	70	68,941
BPR Trust, Series 2021-TY, Class A, (1-mo. LIBOR US + 1.05%), 5.73%, 09/15/38(a)(b)	2,863	2,726,861
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33(a)	3,920	3,666,627
BX Commercial Mortgage Trust Series 2019-XL, Class D, (1-mo. CME Term SOFR + 1.56%), 6.39%, 10/15/36(a)(b)	3,570	3,468,750
Series 2021-VINO, Class B, (1-mo. LIBOR US + 0.85%), 5.54%, 05/15/38(a)(b)	910	865,075
Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 5.84%, 02/15/39(a)(b)	5,833	5,615,494
BX Trust Series 2018-BILT, Class A, (1-mo. LIBOR US + 0.80%), 5.48%, 05/15/30(a)(b)	442	432,539
Series 2019-OC11, Class D, 3.94%, 12/09/41(a)(b)	1,489	1,228,735
Series 2021-LBA, Class AJV, (1-mo. CME Term SOFR + 0.91%), 5.74%, 02/15/36(a)(b)	245	233,455
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 5.74%, 02/15/36(a)(b)	275	262,041
Series 2022-GPA, Class A, (1-mo. CME Term SOFR + 2.17%), 6.99%, 10/15/39(a)(b)	1,053	1,039,802
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)	1,254	1,066,888
Citigroup Commercial Mortgage Trust, Series 2020- 420K, Class B, 2.86%, 11/10/42(a)	130	104,871
Commercial Mortgage Trust Series 2014-LC15, Class A4, 4.01%, 04/10/47	2,025	1,982,355
Series 2015-CR27, Class B, 4.34%, 10/10/48(b)	2,917	2,678,469
Series 2015-LC23, Class ASB, 3.60%, 10/10/48	1,938	1,883,095

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust Series 2017-COR2, Class AM, 3.80%, 09/10/50	USD 404	$365,294
Series 2019-521F, Class B, (1-mo. LIBOR US + 1.10%), 5.78%, 06/15/34(a)(b)	1,304	1,162,585
Credit Suisse Mortgage Capital Trust
Series 2020-NET, Class C, 3.53%, 08/15/37(a)	266	241,462
Series 2021-980M, Class A, 2.39%, 07/15/31(a)	1,090	937,353
Series 2021-BHAR, Class A, (1-mo. LIBOR US + 1.15%), 5.84%, 11/15/38(a)(b)	2,270	2,171,370
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93%, 09/15/52	1,203	945,983
Grace Mortgage Trust, Series 2020-GRCE, Class B, 2.60%, 12/10/40(a)	900	678,478
GS Mortgage Securities Corp. II
Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)	910	896,577
Series 2005-ROCK, Class F, 5.52%, 05/03/32(a)	706	655,901
GS Mortgage Securities Trust
Series 2014-GC24, Class A5, 3.93%, 09/10/47	4,000	3,866,619
Series 2015-GC34, Class B, 4.47%, 10/10/48(b)	1,500	1,373,824
Series 2021-ROSS, Class A, (1-mo. LIBOR US + 1.15%), 5.84%, 05/15/26(a)(b)	730	656,802
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.02%, 08/15/39(a)(b)	820	820,000
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 6.75%, 03/15/28(a)(b)	1,100	1,097,262
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 07/10/39(a)(b)	669	533,204
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34(a)(b)	2,425	2,324,295
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)	349	327,700
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class ASB, 3.66%, 09/15/47	1,756	1,721,875
Series 2015-C28, Class A4, 3.23%, 10/15/48	4,058	3,861,386
Series 2016-C1, Class ASB, 3.32%, 03/17/49	1,901	1,831,924
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-NINE, Class A, 2.85%, 09/06/38(a)(b)	1,790	1,592,985
Series 2018-AON, Class A, 4.13%, 07/05/31(a)	865	778,500
Series 2020-609M, Class A, (1-mo. LIBOR US + 1.37%), 6.06%, 10/15/33(a)(b)	2,000	1,821,722
Series 2020-609M, Class D, (1-mo. LIBOR US + 2.77%), 7.46%, 10/15/33(a)(b)	600	495,381
Series 2021-2NU, Class A, 1.97%, 01/05/40(a)	1,210	974,030
Series 2022-CGSS, Class A, (1-mo. CME Term SOFR + 2.47%), 7.30%, 12/15/36(a)(b)	420	417,870
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.01%, 09/15/39(a)(b)	210	208,682
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class B, (1-mo. CME Term SOFR + 0.91%), 5.74%, 12/15/37(a)(b)	165	158,309
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)	584	583,067
Med Trust, Series 2021-MDLN, Class A, (1-mo. LIBOR US + 0.95%), 5.64%, 11/15/38(a)(b)	3,739	3,598,648
MF1
Series 2021-W10, Class A, (1-mo. CME Term SOFR + 1.07%), 5.90%, 12/15/34(a)(b)	480	453,335
Series 2021-W10, Class B, (1-mo. CME Term SOFR + 1.37%), 6.20%, 12/15/34(a)(b)	640	593,661
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46	1,170	1,152,545

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2023	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49	USD 2,261	$2,178,044
Series 2018-H3, Class B, 4.62%, 07/15/51(b)	739	659,946
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)	1,000	884,300
MSCG Trust, Series 2018-SELF, Class C, (1-mo. LIBOR US + 1.18%), 5.87%, 10/15/37(a)(b)	1,841	1,796,328
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA, 3.50%, 08/25/57(b)	1,451	1,393,658
Series 2018-4, Class MA, 3.50%, 03/25/58	1,566	1,502,030
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.01%, 05/15/37(a)(b)	1,250	1,203,256
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class ASB, 3.57%, 09/15/58	1,840	1,788,807
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57	2,041	1,969,616
Series 2015-P2, Class AS, 4.01%, 12/15/48	1,605	1,516,205
Series 2017-C41, Class B, 4.19%, 11/15/50(b)	1,304	1,168,159
Series 2021-FCMT, Class A, (1-mo. LIBOR US + 1.20%), 5.88%, 05/15/31(a)(b)	3,516	3,269,683
WFRBS Commercial Mortgage Trust, Series 2014- C21, Class A4, 3.41%, 08/15/47	1,937	1,875,315

		103,225,310

Interest Only Commercial Mortgage-Backed Securities — 0.5%
Arbor Multifamily Mortgage Securities Trust
Series 2020-MF1, Class XA, 0.96%, 05/15/53(a)(b)	1,579	79,126
Series 2021-MF3, Class XA, 0.74%, 10/15/54(a)(b)	2,929	121,749
BANK
Series 2020-BN29, Class XA, 1.34%, 11/15/53(b)	4,266	314,183
Series 2021-BN33, Class XA, 1.06%, 05/15/64(b)	15,814	913,832
Benchmark Mortgage Trust
Series 2020-B20, Class XA, 1.62%, 10/15/53(b)	15,455	1,167,133
Series 2020-B21, Class XA, 1.45%, 12/17/53(b)	3,850	296,115
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.66%, 10/10/47(b)	38,275	281,579
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.55%, 06/15/52(b)	12,883	905,350
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.47%, 10/15/52(b)	10,106	698,478
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class XA, 0.71%, 05/15/51(b)	8,296	234,193
Series 2020-C58, Class XA, 1.82%, 07/15/53(b)	4,518	447,356
Series 2021-C59, Class XA, 1.53%, 04/15/54(b)	3,960	336,059

		5,795,153

Total Non-Agency Mortgage-Backed Securities — 9.9% (Cost: $119,483,387)		109,020,463

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 1.0%
Fannie Mae
Series 2010-134, Class KZ, 4.50%, 12/25/40	191	182,317
Series 2010-141, Class LZ, 4.50%, 12/25/40	392	390,958
Series 2011-131, Class LZ, 4.50%, 12/25/41	257	254,807
Series 2011-8, Class ZA, 4.00%, 02/25/41	644	623,529
Series 2013-81, Class YK, 4.00%, 08/25/43	200	191,447
Series 2017-76, Class PB, 3.00%, 10/25/57	900	720,240
Series 2018-32, Class PS, (1-mo. LIBOR US + 7.23%), 1.58%, 05/25/48(b)	2,098	1,861,659
Series 2022-25, Class KL, 4.00%, 05/25/52	1,500	1,390,650
Freddie Mac
Series 3745, Class ZA, 4.00%, 10/15/40	328	318,928
Series 3780, Class ZA, 4.00%, 12/15/40	1,326	1,292,671

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 3960, Class PL, 4.00%, 11/15/41	USD 900	$878,554
Series 4161, Class BW, 2.50%, 02/15/43	1,400	1,225,023
Series 4384, Class LB, 3.50%, 08/15/43	1,159	1,122,436
Ginnie Mae
Series 2014-107, Class WX, 6.72%, 07/20/39(b)	350	365,935
Series 2016-123, Class LM, 3.00%, 09/20/46	600	516,438

		11,335,592

Commercial Mortgage-Backed Securities — 1.5%
Freddie Mac
Series K082, Class A2, 3.92%, 09/25/28(b)	2,400	2,367,390
Series K139, Class A2, 2.59%, 01/25/32(b)	12,000	10,564,949
Series K154, Class A2, 3.42%, 04/25/32	3,500	3,326,658

		16,258,997

Interest Only Collateralized Mortgage Obligations — 1.4%
Fannie Mae
Series 2013-10, Class PI, 3.00%, 02/25/43	1,026	123,717
Series 2014-68, Class YI, 4.50%, 11/25/44	454	94,891
Series 2015-66, Class AS, (1-mo. LIBOR US + 6.25%), 1.41%, 09/25/45(b)	2,897	215,518
Series 2015-74, Class IA, 6.00%, 10/25/45	3,946	929,172
Series 2015-77, Class IO, 6.00%, 10/25/45	4,728	967,397
Series 2016-60, Class SD, (1-mo. LIBOR US + 6.10%), 1.26%, 09/25/46(b)	1,250	98,270
Series 2016-78, Class CS, (1-mo. LIBOR US + 6.10%), 1.26%, 05/25/39(b)	1,618	124,399
Series 2017-38, Class S, (1-mo. LIBOR US + 6.10%), 1.26%, 05/25/47(b)	2,052	216,456
Series 2017-68, Class IE, 4.50%, 09/25/47	1,820	325,684
Series 2017-70, Class SA, (1-mo. LIBOR US + 6.15%), 1.31%, 09/25/47(b)(c)	1,298	138,674
Series 2019-25, Class SA, (1-mo. LIBOR US + 6.05%), 1.21%, 06/25/49(b)	3,204	366,106
Series 2019-35, Class SA, (1-mo. LIBOR US + 6.10%), 1.26%, 07/25/49(b)	1,152	120,267
Series 2019-5, Class SA, (1-mo. LIBOR US + 6.10%), 1.26%, 03/25/49(b)(c)	8,580	750,736
Series 2020-101, Class AI, 3.50%, 01/25/51	703	126,033
Series 2020-32, Class IO, 4.00%, 05/25/50	1,943	376,527
Series 2020-32, Class PI, 4.00%, 05/25/50	2,017	390,805
Series 2021-23, Class CI, 3.50%, 07/25/46	2,667	470,069
Series 2021-41, Class IO, 3.50%, 07/25/51	5,086	860,517
Series 426, Class C38, 2.00%, 03/25/52	890	116,795
Series 427, Class C19, 2.00%, 01/25/52	686	89,997
Series 427, Class C71, 3.00%, 10/25/49	2,412	382,109
Freddie Mac
Series 389, Class C35, 2.00%, 06/15/52	2,088	265,431
Series 4062, Class GI, 4.00%, 02/15/41	237	12,939
Series 4119, Class SC, (1-mo. LIBOR US + 6.15%), 1.47%, 10/15/42(b)	1,607	179,672
Series 4533, Class JI, 5.00%, 12/15/45	801	144,959
Series 4901, Class CS, (1-mo. LIBOR US + 6.10%), 1.26%, 07/25/49(b)	1,965	204,874
Series 4941, Class SH, (1-mo. LIBOR US + 5.95%), 1.11%, 12/25/49(b)	4,021	381,332
Series 5022, Class KI, 3.00%, 10/25/50(c)	1,755	287,324
Series 5081, Class PI, 3.00%, 03/25/51	882	132,789
Series 5112, Class KI, 3.50%, 06/25/51	1,613	283,778
Series 5127, Class AI, 3.00%, 06/25/51	830	133,474
Series 5152, Class EI, 3.50%, 10/25/51	748	133,665
Series 5159, Class KI, 3.00%, 11/25/51	2,573	328,577
Series 5159, Class PI, 3.00%, 11/25/51	4,529	609,672

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 5176, Class QI, 3.00%, 12/25/51	USD 2,570	$374,050
Ginnie Mae
Series 2017-101, Class SL, (1-mo. LIBOR US + 6.20%), 1.44%, 07/20/47(b)	1,665	200,177
Series 2017-139, Class IB, 4.50%, 09/20/47	872	164,355
Series 2017-144, Class DI, 4.50%, 09/20/47	592	106,727
Series 2020-115, Class IM, 3.50%, 08/20/50	2,450	410,496
Series 2020-146, Class DI, 2.50%, 10/20/50(c)	3,349	433,473
Series 2020-175, Class DI, 2.50%, 11/20/50	1,139	152,161
Series 2020-185, Class MI, 2.50%, 12/20/50	4,099	548,865
Series 2021-104, Class IH, 3.00%, 06/20/51	4,678	713,648
Series 2021-149, Class KI, 3.00%, 08/20/51	8,979	1,366,704

		14,853,281
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae, Series 2020-M21, Class AX, 1.56%, 01/25/58(b)	5,386	735,581
Freddie Mac
Series K110, Class X1, 1.70%, 04/25/30(b)	1,199	108,930
Series K116, Class X1, 1.43%, 07/25/30(b)	2,084	164,985
Series K119, Class X1, 0.93%, 09/25/30(b)	3,306	179,237
Series K120, Class X1, 1.04%, 10/25/30(b)	2,924	174,151
Series K122, Class X1, 0.88%, 11/25/30(b)	5,062	260,799
Ginnie Mae
Series 2016-151, Class IO, 0.81%, 06/16/58(b)	21,456	782,813
Series 2017-61, Class IO, 0.75%, 05/16/59(b)	1,481	55,228

		2,461,724
Mortgage-Backed Securities — 118.4%
Fannie Mae Mortgage-Backed Securities
1.50%, 12/01/35 - 03/01/51	47,271	39,098,608
2.00%, 10/01/31 - 03/01/52	147,767	124,538,217
2.50%, 09/01/27 - 02/01/52	127,744	112,682,004
3.00%, 04/01/28 - 06/01/52	52,077	47,798,217
3.50%, 03/01/29 - 04/01/52	41,530	39,400,716
4.00%, 02/01/31 - 05/01/52	33,003	32,010,830
4.50%, 05/01/24 - 10/01/52	31,889	31,537,771
5.00%, 02/01/35 - 01/01/53	12,718	12,824,597
5.50%, 05/01/34 - 01/01/53	6,206	6,338,499
6.00%, 02/01/38 - 01/01/53	2,866	2,977,513
6.50%, 07/01/37 - 01/01/38	25	26,583
Freddie Mac Mortgage-Backed Securities
1.50%, 04/01/36 - 04/01/51	9,564	8,013,317
2.00%, 01/01/36 - 02/01/52	80,748	68,115,220
2.50%, 02/01/30 - 04/01/52	99,209	86,656,093
3.00%, 09/01/27 - 08/01/52(d)	76,896	70,035,143
3.50%, 02/01/31 - 09/01/52(d)	55,181	51,694,856
4.00%, 08/01/40 - 03/01/53	50,974	49,228,504
4.50%, 05/01/24 - 08/01/52	7,533	7,432,936
5.00%, 05/01/28 - 02/01/53	4,920	4,974,251
5.50%, 01/01/28 - 03/01/53	5,017	5,096,729
6.00%, 08/01/28 - 03/01/53	9,636	9,990,549
Ginnie Mae Mortgage-Backed Securities
2.00%, 08/20/50 - 04/15/53(e)	34,154	29,145,287
2.50%, 04/20/51 - 04/15/53(e)	62,579	55,114,345
3.00%, 12/20/44 - 04/15/53(e)	39,359	35,951,440
3.50%, 01/15/42 - 04/15/53(e)	32,762	30,794,838
4.00%, 04/20/39 - 04/15/53(e)	30,788	29,770,421
4.50%, 09/20/39 - 04/15/53(e)	14,807	14,684,646
5.00%, 07/15/33 - 04/15/53(e)	8,980	9,017,957
5.50%, 07/15/38 - 04/15/53(e)	4,690	4,756,602
6.00%, 03/20/53 - 04/15/53(e)	3,599	3,666,256

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
1.50%, 04/01/38 - 04/01/53(e)	USD 6,885	$5,640,529
2.00%, 04/01/38 - 04/01/53(e)	72,319	61,173,006
2.50%, 04/01/38 - 04/01/53(e)	74,965	64,892,492
3.00%, 04/01/38 - 04/01/53(e)	37,378	33,598,705
3.50%, 04/01/38 - 04/01/53(e)	38,052	35,372,931
4.00%, 04/01/38 - 04/01/53(e)	7,487	7,181,302
4.50%, 04/01/38 - 04/01/53(e)	14,780	14,500,770
5.00%, 04/01/53(e)	7,585	7,565,159
5.50%, 04/01/53(e)	15,673	15,831,260
6.00%, 04/01/53(e)	39,807	40,629,370

		1,309,758,469

Total U.S. Government Sponsored Agency Securities — 122.5% (Cost: $1,422,082,977)		1,354,668,063

Total Long-Term Investments — 132.9% (Cost: $1,547,323,614)		1,469,484,063

	Shares

Short-Term Securities

Money Market Funds — 0.6%
Dreyfus Treasury Securities Cash Management, Institutional Class, 4.43%(f)	6,467,697	6,467,697

	Par (000)

U.S. Treasury Obligations(g) — 1.9%
U.S. Treasury Bills
4.74%, 05/18/23	USD 5,564	5,531,451
4.49%, 06/01/23	8,073	8,012,965
4.55%, 06/29/23	7,867	7,778,975

		21,323,391

Total Short-Term Securities — 2.5% (Cost: $27,789,277)		27,791,088

Total Investments Before TBA Sale Commitments — 135.4% (Cost: $1,575,112,891)		1,497,275,151

TBA Sale Commitments(e)

Mortgage-Backed Securities — (27.2)%
Ginnie Mae Mortgage-Backed Securities, 2.50%, 04/15/53	(7,356)	(6,473,348)
Uniform Mortgage-Backed Securities
1.50%, 04/01/38	(1,954)	(1,718,048)
2.00%, 04/01/38 - 04/01/53	(38,470)	(32,412,492)
2.50%, 04/01/53	(62,941)	(54,265,728)
3.00%, 04/01/53	(34,997)	(31,401,448)
3.50%, 04/01/53	(49,949)	(46,424,368)
4.00%, 04/01/53	(27,140)	(25,957,447)
4.50%, 04/01/53	(50,622)	(49,598,832)
5.00%, 04/01/53	(8,041)	(8,019,342)

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2023	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
5.50%, 04/01/53	USD (11,534)	$(11,650,466)
6.00%, 04/01/53	(32,446)	(33,116,058)

Total TBA Sale Commitments — (27.2)% (Proceeds: $(297,190,697))		(301,037,577)

Total Investments Net of TBA Sale Commitments — 108.2% (Cost: $1,277,922,194)		1,196,237,574

Liabilities in Excess of Other Assets — (8.2)%		(90,339,690)

Net Assets — 100.0%		$1,105,897,884

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (10 Year)	450	06/21/23	$51,715	$(29,304)
U.S. Treasury Notes (2 Year)	45	06/30/23	9,290	(23,802)
				(53,106)
Short Contracts
3-month SOFR	12	06/20/23	2,854	1,143
U.S. Treasury Bonds (30 Year)	86	06/21/23	11,279	(149,188)
U.S. Ultra Treasury Notes (10 Year)	117	06/21/23	14,173	(233,711)
U.S. Treasury Notes (5 Year)	218	06/30/23	23,873	(106,606)
3-month SOFR	12	09/19/23	2,854	3,981
3-month SOFR	12	12/19/23	2,862	(320)
3-month SOFR	12	03/19/24	2,871	16,120
				(468,581)
				$(521,687)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	(000)		Value	(Received)	(Depreciation)
0.18%	Quarterly	1-day Overnight Fed Funds Effective Rate, 4.83%	Quarterly	10/21/25	USD	232	$22,349	$—	$22,349
1-day SOFR, 4.87%	Quarterly	0.17%	Quarterly	10/21/25	USD	232	(22,465)	—	(22,465)

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series M Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.56%	Quarterly	1-day Overnight Fed Funds Effective Rate, 4.83%	Quarterly	10/21/30	USD	83	$15,336	$—	$15,336
1-day SOFR, 4.87%	Quarterly	0.53%	Quarterly	10/21/30	USD	83	(15,520)	—	(15,520)

							$(300)	$—	$(300)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	3,976	$1,134,912	$175,916	$958,996
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	USD	4,174	1,191,657	193,760	997,897

							$2,326,569	$369,676	$1,956,893

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Credit Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	1,734	$(427,473)	$(72,675)	$(354,798)
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	BBB-	USD	4,398	(1,255,348)	(295,815)	(959,533)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	3,753	(1,071,221)	(254,386)	(816,835)

								$(2,754,042)	$(622,876)	$(2,131,166)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$37,685	$(37,985)
OTC Swaps	369,676	(622,876)	1,956,893	(2,131,166)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E S O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2023	BATS: Series M Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$21,244	$—	$21,244
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	37,685	—	37,685
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,326,569	—	—	—	—	2,326,569

	$—	$2,326,569	$—	$—	$58,929	$—	$2,385,498

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$542,931	$—	$542,931
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	37,985	—	37,985
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,754,042	—	—	—	—	2,754,042

	$—	$2,754,042	$—	$—	$580,916	$—	$3,334,958

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$9,991,957	$—	$9,991,957
Options purchased(a)	—	—	—	—	(851,882)	—	(851,882)
Swaps	—	(1,462,444)	—	—	565,268	—	(897,176)

	$—	$(1,462,444)	$—	$—	$9,705,343	$—	$8,242,899

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(2,649,934)	$—	$(2,649,934)
Swaps	—	150,653	—	—	(117,198)	—	33,455

	$—	$150,653	$—	$—	$(2,767,132)	$—	$(2,616,479)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series M Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$36,759,751
Average notional value of contracts — short	$105,634,682
Options
Average value of option contracts purchased	$—(a)
Average value of option contracts written	$158,899
Credit default swaps
Average notional value — buy protection	$8,150,000
Average notional value — sell protection	$19,925,356
Interest rate swaps
Average notional value — pays fixed rate	$13,469,044
Average notional value — received fixed rate	$11,469,044

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$188,664	$203,076
Swaps — centrally cleared	—	18
Swaps — OTC(a)	2,326,569	2,754,042

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,515,233	$2,957,136

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(188,664)	(203,094)

Total derivative assets and liabilities subject to an MNA	$2,326,569	$2,754,042

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs International	$2,326,569	$(1,682,821)	$—	$(410,000)	$233,748

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Goldman Sachs International	$1,682,821	$(1,682,821)	$—	$—	$—
J.P. Morgan Securities LLC	1,071,221	—	—	(500,000)	571,221

	$2,754,042	$(1,682,821)	$—	$(500,000)	$571,221

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2023	BATS: Series M Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$5,795,537	$—	$5,795,537
Non-Agency Mortgage-Backed Securities	—	109,020,463	—	109,020,463
U.S. Government Sponsored Agency Securities	—	1,353,057,856	1,610,207	1,354,668,063
Short-Term Securities
Money Market Funds	6,467,697	—	—	6,467,697
U.S. Treasury Obligations	—	21,323,391	—	21,323,391
Liabilities
TBA Sale Commitments	—	(301,037,577)	—	(301,037,577)

	$6,467,697	$1,188,159,670	$1,610,207	$1,196,237,574

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$1,956,893	$—	$1,956,893
Interest Rate Contracts	21,244	37,685	—	58,929
Liabilities
Credit Contracts	—	(2,131,166)	—	(2,131,166)
Interest Rate Contracts	(542,931)	(37,985)	—	(580,916)

	$(521,687)	$(174,573)	$—	$(696,260)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed-Income Funds — 29.7%
BATS: Series S Portfolio(a)	874,159	$7,902,401

Total Investments — 29.7% (Cost: $8,292,285)		7,902,401

Other Assets Less Liabilities — 70.3%		18,683,286

Net Assets — 100.0%		$26,585,687

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds
BATS: Series S Portfolio	$11,725,920	$1,012,000	$(4,510,000)	$(347,014)	$21,495	$7,902,401	874,159	$351,166	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bonds	1	06/21/23	$141	$6,715
U.S. Treasury Notes (5 Year)	31	06/30/23	3,395	68,708

				75,423

Short Contracts
U.S. Treasury Bonds (30 Year)	2	06/21/23	262	(8,666)
U.S. Treasury Notes (10 Year)	139	06/21/23	15,974	(431,095)
U.S. Ultra Treasury Notes (10 Year)	134	06/21/23	16,233	(548,826)
U.S. Treasury Notes (2 Year)	22	06/30/23	4,542	(47,158)

				(1,035,745)

				$(960,322)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.18%	Quarterly	1-day Overnight Fed Funds Effective Rate, 4.83%	Quarterly	10/21/25	USD	3,167	$305,632	$—	$305,632
1-day SOFR, 4.87%	Quarterly	0.17%	Quarterly	10/21/25	USD	3,167	(307,223)	—	(307,223)
0.56%	Quarterly	1-day Overnight Fed Funds Effective Rate, 4.83%	Quarterly	10/21/30	USD	336	61,852	—	61,852
1-day SOFR, 4.87%	Quarterly	0.53%	Quarterly	10/21/30	USD	336	(62,593)	—	(62,593)
0.75%	Quarterly	1-day SOFR, 4.87%	Quarterly	10/21/35	USD	22	5,639	—	5,639
1-day Overnight Fed Funds
Effective Rate, 4.83%	Quarterly	0.79%	Quarterly	10/21/35	USD	22	(5,518)	—	(5,518)
0.84%	Quarterly	1-day SOFR, 4.87%	Quarterly	10/21/40	USD	39	12,425	—	12,425
1-day Overnight Fed Funds
Effective Rate, 4.83%	Quarterly	0.91%	Quarterly	10/21/40	USD	39	(12,021)	—	(12,021)

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2023	BATS: Series P Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	(000)		Value	(Received)	(Depreciation)
0.91%	Quarterly	1-day SOFR, 4.87%	Quarterly	10/21/50	USD	22	$8,552	$—	$8,552
1-day Overnight Fed Funds
Effective Rate, 4.83%	Quarterly	0.99%	Quarterly	10/21/50	USD	22	(8,133)	—	(8,133)

							$(1,388)	$—	$(1,388)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$394,100	$(395,488)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$75,423	$—	$75,423
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	394,100	—	394,100

	$—	$—	$—	$—	$469,523	$—	$469,523

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,035,745	$—	$1,035,745
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	395,488	—	395,488

	$—	$—	$—	$—	$1,431,233	$—	$1,431,233

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$7,526,094	$—	$7,526,094
Swaps	—	—	—	—	5,572	—	5,572

	$—	$—	$—	$—	$7,531,666	$—	$7,531,666

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(2,831,251)	$—	$(2,831,251)
Swaps	—	—	—	—	(3,506)	—	(3,506)

	$—	$—	$—	$—	$(2,834,757)	$—	$(2,834,757)

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series P Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,575,158
Average notional value of contracts — short	$57,557,638
Interest rate swaps
Average notional value — pays fixed rate	$5,229,686
Average notional value — received fixed rate	$5,231,186

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$7,902,401	$—	$—	$7,902,401

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$75,423	$394,100	$—	$469,523
Liabilities
Interest Rate Contracts	(1,035,745)	(395,488)	—	(1,431,233)

	$(960,322)	$(1,388)	$—	$(961,710)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments March 31, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3-mo. LIBOR US + 1.30%), 6.09%, 01/15/33(a)(b)	USD	250	$246,414
American Express Credit Account Master Trust
Series 2021-1, Class A, 0.90%, 11/15/26		1,385	1,301,767
Series 2022-1, Class A, 2.21%, 03/15/27		1,711	1,633,256
Series 2022-2, Class A, 3.39%, 05/15/27		3,560	3,476,590
Series 2022-3, Class A, 3.75%, 08/15/27		5,384	5,288,254
AmeriCredit Automobile Receivables Trust
Series 2021-1, Class A3, 0.37%, 08/18/25		677	667,935
Series 2021-3, Class A3, 0.76%, 08/18/26		1,400	1,342,657
Series 2022-1, Class A3, 2.45%, 11/18/26		797	770,716
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, (3-mo. LIBOR US + 1.09%), 5.89%, 01/28/31(a)(b)		470	465,144
Atrium XIII, Series 13A, Class B, (3-mo. LIBOR US + 1.50%), 6.32%, 11/21/30(a)(b)		800	778,374
BA Credit Card Trust
Series 2022-A1, Class A1, 3.53%, 11/15/27		4,763	4,653,793
Series 2022-A2, Class A2, 5.00%, 04/15/28		822	831,877
Bain Capital Credit CLO Ltd., Series 2021-5A, Class B, (3-mo. LIBOR US + 1.65%), 6.47%, 10/23/34(a)(b)		500	475,722
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R2, (3-mo. LIBOR US + 1.00%), 5.81%, 07/20/29(a)(b)		528	525,240
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3-mo. LIBOR US + 1.10%), 5.91%, 01/20/31(a)(b)		500	494,062
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3-mo. LIBOR US + 1.08%), 5.88%, 04/30/31(a)(b)		480	473,385
BHG Securitization Trust, Series 2022-B, Class A, 3.75%, 06/18/35(a)		83	81,270
Birch Grove CLO 2 Ltd., Series 2021-2A, Class B, (3-mo. LIBOR US + 1.75%), 6.55%, 10/19/34(a)(b)		250	237,845
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. LIBOR US + 1.75%), 6.57%, 07/25/34(a)(b)		250	239,756
BMW Vehicle Owner Trust
Series 2019-A, Class A4, 1.95%, 01/26/26		696	692,106
Series 2022-A, Class A3, 3.21%, 08/25/26		2,722	2,659,783
Canyon CLO Ltd., Series 2021-4A, Class B, (3-mo. LIBOR US + 1.70%), 6.49%, 10/15/34(a)(b)		250	239,902
Capital One Multi-Asset Execution Trust
Series 2022-A1, Class A1, 2.80%, 03/15/27		3,331	3,213,007
Series 2022-A2, Class A, 3.49%, 05/15/27		6,525	6,371,569
Series 2022-A3, Class A, 4.95%, 10/15/27		966	975,981
Capital One Prime Auto Receivables Trust, Series 2022-2, Class A3, 3.66%, 05/17/27		2,113	2,063,594
CarMax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/25		755	729,932
Series 2021-2, Class A3, 0.52%, 02/17/26		737	710,925
Series 2022-2, Class A3, 3.49%, 02/16/27		3,234	3,164,000
Series 2022-3, Class A3, 3.97%, 04/15/27		1,390	1,363,272
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. LIBOR US + 1.10%), 5.89%, 07/17/31(a)(b)		500	492,659
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3-mo. LIBOR US + 1.00%), 5.81%, 01/20/31(a)(b)		1,500	1,484,597
Series 2018-7A, Class A2, (3-mo. LIBOR US + 1.13%), 5.94%, 01/20/31(a)(b)		875	843,688
CIFC Funding Ltd. Series 2014-3A, Class A1R2, (3-mo. LIBOR US + 1.20%), 6.02%, 10/22/31(a)(b)		1,000	988,790

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2017-1A, Class AR, (3-mo. LIBOR US + 1.01%), 5.83%, 04/23/29(a)(b)	USD	422	$418,707
CNH Equipment Trust, Series 2022-B, Class A3, 3.89%, 08/16/27		614	603,053
College Ave Student Loans LLC
Series 2021-B, Class A1, (1-mo. LIBOR US + 0.80%), 5.65%, 06/25/52(a)(b)		217	207,273
Series 2021-C, Class B, 2.72%, 07/26/55(a)		100	86,122
Credit Acceptance Auto Loan Trust
Series 2020-2A, Class A, 1.37%, 07/16/29(a)		47	47,250
Series 2021-2A, Class A, 0.96%, 02/15/30(a)		871	847,111
Series 2022-1A, Class A, 4.60%, 06/15/32(a)		780	765,135
Series 2022-3A, Class A, 6.57%, 10/15/32(a)		452	457,709
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3-mo. LIBOR US + 1.24%), 6.03%, 07/15/36(a)(b)		250	244,903
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A2, (3-mo. LIBOR US + 1.75%), 6.54%, 10/15/36(a)(b)		250	242,762
Discover Card Execution Notes Trust
Series 2017-A5, Class A5, (1-mo. LIBOR US + 0.60%), 5.28%, 12/15/26(b)		925	924,539
Series 2022-A3, Class A3, 3.56%, 07/15/27		4,425	4,323,478
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)		505	490,356
Drive Auto Receivables Trust, Series 2021-3, Class A3, 0.79%, 10/15/25		420	418,229
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3, (3-mo. LIBOR US + 1.02%), 5.81%, 04/15/29(a)(b)		213	211,751
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. LIBOR US + 1.70%), 6.49%, 10/15/30(a)(b)		700	679,148
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/45(a)		79	69,092
ELFI Graduate Loan Program LLC, Series 2022-A, Class A, 4.51%, 08/26/47(a)		523	501,495
Enterprise Fleet Financing LLC, Series 2020-1, Class A2, 1.78%, 12/22/25(a)		83	82,627
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26(a)		447	435,833
Fairstone Financial Issuance Trust, Series 2020-1A, Class A, 2.51%, 10/20/39(a)	CAD	510	368,047
Ford Credit Auto Owner Trust
Series 2021-A, Class A3, 0.30%, 08/15/25	USD	343	333,475
Series 2022-B, Class A4, 3.93%, 08/15/27		417	410,352
Series 2022-D, Class A3, 5.27%, 05/17/27		423	427,753
Series 2023-1, Class A, 4.85%, 08/15/35(a)		1,206	1,208,838
Series 2023-A, Class A3, 4.65%, 02/15/28		201	200,979
FS Rialto Issuer Ltd., Series 2021-FL2, Class A, (1-mo. LIBOR US + 1.22%), 5.95%, 05/16/38(a)(b)		310	303,154
Galaxy XIX CLO Ltd., Series 2015-19A, Class A2RR, (3-mo. LIBOR US + 1.40%), 6.22%, 07/24/30(a)(b)		250	242,205
Generate CLO 2 Ltd., Series 2A, Class AR, (3-mo. LIBOR US + 1.15%), 5.97%, 01/22/31(a)(b)		1,500	1,481,574
GM Financial Consumer Automobile Receivables Trust
Series 2022-1, Class A4, 1.51%, 04/17/28		277	252,664
Series 2022-2, Class A3, 3.10%, 02/16/27		931	901,548
Series 2022-2, Class A4, 3.25%, 04/17/28		629	608,843
Series 2022-3, Class A4, 3.71%, 12/16/27		887	868,630
Series 2023-1, Class A3, 4.66%, 02/16/28		1,250	1,254,009
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/48(a)		146	112,630
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		131	103,553

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
GoodLeap Sustainable Home Solutions Trust
Series 2022-1GS, Class A, 2.70%, 01/20/49(a)	USD	112	$91,469
Series 2022-2CS, Class A, 4.00%, 04/20/49(a)		80	71,621
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)		842	802,231
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)		353	344,361
Honda Auto Receivables Owner Trust
Series 2019-4, Class A4, 1.87%, 01/20/26		500	499,251
Series 2020-1, Class A4, 1.63%, 10/21/26		900	891,402
Series 2021-1, Class A3, 0.27%, 04/21/25		566	550,334
Series 2023-1, Class A3, 5.04%, 04/21/27		1,050	1,057,772
Hyundai Auto Receivables Trust
Series 2021-C, Class A3, 0.74%, 05/15/26		700	667,814
Series 2022-B, Class A3, 3.72%, 11/16/26		507	498,216
Jamestown CLO XVI Ltd., Series 2021-16A, Class B, (3- mo. LIBOR US + 1.80%), 6.62%, 07/25/34(a)(b)		250	239,655
KKR CLO 13 Ltd., Series 13, Class A1R, (3-mo. LIBOR US + 0.80%), 5.63%, 01/16/28(a)(b)		59	58,659
LCM XXI LP, Series 21A, Class AR, (3-mo. LIBOR US + 0.88%), 5.69%, 04/20/28(a)(b)		85	85,252
Lendmark Funding Trust, Series 2021-1A, Class A, 1.90%, 11/20/31(a)		330	287,988
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1-mo. LIBOR US + 1.30%), 5.98%, 07/15/36(a)(b)		220	216,797
Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 08/21/34(a)		284	271,795
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		140	124,481
Mosaic Solar Loan Trust
Series 2022-1A, Class A, 2.64%, 01/20/53(a)		202	176,212
Series 2022-2A, Class A, 4.38%, 01/21/53(a)		169	160,860
Series 2022-3A, Class A, 6.10%, 06/20/53(a)		215	223,336
Navient Private Education Loan Trust, Series 2020-A, Class A2B, (1-mo. LIBOR US + 0.90%), 5.58%, 11/15/68(a)(b)		1,438	1,407,443
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)		288	274,904
Series 2019-GA, Class A, 2.40%, 10/15/68(a)		108	100,780
Series 2020-BA, Class A2, 2.12%, 01/15/69(a)		382	349,071
Series 2020-DA, Class A, 1.69%, 05/15/69(a)		481	438,531
Series 2020-FA, Class A, 1.22%, 07/15/69(a)		682	609,103
Series 2020-IA, Class A1A, 1.33%, 04/15/69(a)		935	821,982
Series 2021-A, Class A, 0.84%, 05/15/69(a)		79	69,101
Series 2021-BA, Class A, 0.94%, 07/15/69(a)		483	422,065
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 5.76%, 04/15/60(a)(b)		447	410,517
Series 2022-BA, Class A, 4.16%, 10/15/70(a)		1,490	1,429,915
Nelnet Student Loan Trust
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)		694	622,596
Series 2021-CA, Class AFL, (1-mo. LIBOR US + 0.74%), 5.50%, 04/20/62(a)(b)		511	498,453
Neuberger Berman CLO XV, Series 2013-15A, Class A1R2, (3-mo. LIBOR US + 0.92%), 5.71%, 10/15/29(a)(b)		400	395,068
OCP CLO Ltd., Series 2020-19A, Class BR, (3-mo. LIBOR US + 1.70%), 6.51%, 10/20/34(a)(b)		250	239,681
Octagon 56 Ltd., Series 2021-1A, Class B, (3-mo. LIBOR US + 1.65%), 6.44%, 10/15/34(a)(b)		300	284,919
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3-mo. LIBOR US + 0.97%), 5.76%, 04/15/31(a)(b)		435	429,820
OneMain Direct Auto Receivables Trust, Series 2021-1A, Class A, 0.87%, 07/14/28(a)		1,990	1,868,010

Security		Par (000)	Value

Asset-Backed Securities (continued)
OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.13%, 05/14/35(a)	USD	689	$665,510
OZLM XXII Ltd., Series 2018-22A, Class A2, (3-mo. LIBOR US + 1.50%), 6.29%, 01/17/31(a)(b)		250	240,774
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, (3-mo. LIBOR US + 1.13%), 5.92%, 01/17/31(a)(b)		1,250	1,240,445
Series 2018-2A, Class A1A, (3-mo. LIBOR US + 1.10%), 5.89%, 07/16/31(a)(b)		250	246,869
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, (3-mo. LIBOR US + 0.80%), 5.61%, 07/20/29(a)(b)		715	706,875
Park Avenue Institutional Advisers CLO Ltd., Series 2018- 1A, Class A1AR, (3-mo. LIBOR US + 1.00%), 5.81%, 10/20/31(a)(b)		750	737,417
PFS Financing Corp.
Series 2020-A, Class A, 1.27%, 06/15/25(a)		1,000	991,947
Series 2020-G, Class A, 0.97%, 02/15/26(a)		370	355,765
Series 2021-A, Class A, 0.71%, 04/15/26(a)		230	218,959
Series 2022-D, Class A, 4.27%, 08/15/27(a)		706	693,180
Series 2023-A, Class A, 5.80%, 03/15/28(a)		1,030	1,046,958
Pikes Peak CLO 8, Series 2021-8A, Class B, (3-mo. LIBOR US + 1.75%), 6.56%, 07/20/34(a)(b)		250	241,023
Prodigy Finance DAC, Series 2021-1A, Class A, (1-mo. LIBOR US + 1.25%), 6.10%, 07/25/51(a)(b)		95	92,427
Progress Residential Trust, Series 2021-SFR10, Class A, 2.39%, 12/17/40(a)		526	453,323
RAD CLO 1 Ltd., Series 2018-1A, Class AR, (3-mo. LIBOR US + 0.98%), 5.77%, 07/15/31(a)(b)		500	491,364
Regional Management Issuance Trust
Series 2021-2, Class A, 1.90%, 08/15/33(a)		421	362,496
Series 2022-2B, Class A, 7.10%, 11/17/32(a)		140	142,046
Santander Drive Auto Receivables Trust
Series 2021-4, Class A3, 0.51%, 08/15/25		1	635
Series 2022-3, Class A3, 3.40%, 12/15/26		1,080	1,064,669
SLM Student Loan Trust, Series 2013-4, Class A, (1-mo. LIBOR US + 0.55%), 5.40%, 06/25/43(b)		177	171,591
SMB Private Education Loan Trust
Series 2016-A, Class A2B, (1-mo. LIBOR US + 1.50%), 6.18%, 05/15/31(a)(b)		336	335,681
Series 2016-B, Class A2B, (1-mo. LIBOR US + 1.45%), 6.13%, 02/17/32(a)(b)		369	368,303
Series 2017-A, Class A2B, (1-mo. LIBOR US + 0.90%), 5.58%, 09/15/34(a)(b)		928	918,964
Series 2019-B, Class A2B, (1-mo. LIBOR US + 1.00%), 5.68%, 06/15/37(a)(b)		820	801,933
Series 2021-A, Class A2A1, (1-mo. LIBOR US + 0.73%), 5.41%, 01/15/53(a)(b)		956	925,259
Series 2021-A, Class APL, (1-mo. LIBOR US + 0.73%), 5.41%, 01/15/53(a)(b)		1,123	1,087,058
Series 2022-A, Class APT, 2.85%, 11/16/54(a)		790	720,092
Series 2022-B, Class A1A, 3.94%, 02/16/55(a)		831	787,037
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B, 2.34%, 04/25/33(a)		8	8,073
SoFi Professional Loan Program Trust
Series 2020-A, Class A2FX, 2.54%, 05/15/46(a)		245	228,211
Series 2020-C, Class AFX, 1.95%, 02/15/46(a)		323	293,935
Toyota Auto Receivables Owner Trust
Series 2020-C, Class A4, 0.57%, 10/15/25		2,500	2,396,541
Series 2022-B, Class A3, 2.93%, 09/15/26		1,241	1,204,025
Series 2022-B, Class A4, 3.11%, 08/16/27		573	549,509

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85%, 07/22/24	USD	19	$18,535
Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.02%, 06/22/26		1,223	1,169,203
Voya CLO Ltd., Series 2018-3A, Class A1A, (3-mo. LIBOR US + 1.15%), 5.94%, 10/15/31(a)(b)		1,000	988,902

Total Asset-Backed Securities — 27.9% (Cost: $115,289,619)			112,069,688

Corporate Bonds

Aerospace & Defense — 0.4%
Boeing Co., 2.20%, 02/04/26		675	626,291
Northrop Grumman Corp., 3.25%, 01/15/28		200	190,033
Raytheon Technologies Corp. 3.65%, 08/16/23		30	29,749
3.13%, 05/04/27		840	797,083

			1,643,156

Automobiles — 0.8%
Daimler Truck Finance North America LLC, 2.00%, 12/14/26(a)		150	135,076
Honda Motor Co. Ltd., 2.53%, 03/10/27		350	327,746
Mercedes-Benz Finance North America LLC, 1.45%, 03/02/26(a)		315	287,878
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/26(a)		186	160,979
Nissan Motor Co. Ltd. 2.65%, 03/17/26(c)	EUR	100	101,875
4.35%, 09/17/27(a)	USD	500	471,727
3.20%, 09/17/28(c)	EUR	155	150,763
Stellantis NV 2.38%, 04/14/23(c)		695	753,330
3.75%, 03/29/24(c)		135	146,347
Traton Finance Luxembourg SA 1.63%, 06/14/24(c)		500	519,300
4.13%, 11/22/25(c)		100	108,902

			3,163,923

Banks — 8.4%
Australia & New Zealand Banking Group Ltd., 5.09%, 12/08/25	USD	910	917,302
Bank of America Corp. 0.52%, 06/14/24		772	764,224
1.84%, 02/04/25		500	485,095
0.98%, 09/25/25		1,600	1,492,943
1.53%, 12/06/25		1,610	1,505,238
1.32%, 06/19/26		234	213,902
4.38%, 04/27/28		500	483,488
6.20%, 11/10/28		50	52,269
Series N, 1.66%, 03/11/27		733	663,639
Bank of Nova Scotia, 5.25%, 12/06/24		1,000	1,002,300
Barclays PLC 1.01%, 12/10/24		1,200	1,156,328
3.93%, 05/07/25		800	778,264
7.39%, 11/02/28		219	232,128
BPCE SA, 2.05%, 10/19/27(a)		295	258,377
Citigroup, Inc. 0.98%, 05/01/25		1,150	1,092,513
3.11%, 04/08/26		1,360	1,300,209
5.61%, 09/29/26		570	574,248
1.12%, 01/28/27		100	89,141
1.46%, 06/09/27		580	514,966
Cooperatieve Rabobank UA, 1.34%, 06/24/26(a)		270	246,593

Security	Par (000)	Value

Banks (continued)
Discover Bank, 2.45%, 09/12/24	USD 250	$236,960
HSBC Holdings PLC 2.25%, 11/22/27	865	767,063
4.76%, 06/09/28	200	193,701
7.39%, 11/03/28	200	212,867
4.58%, 06/19/29	200	189,807
HSBC U.S.A., Inc., 5.63%, 03/17/25	1,600	1,603,009
ING Groep NV 0.10%, 09/03/25(c)	EUR 100	102,274
1.73%, 04/01/27	USD 280	248,738
1.38%, 01/11/28(c)	EUR 200	192,329
JPMorgan Chase & Co. 3.80%, 07/23/24	USD 632	628,722
4.02%, 12/05/24	1,975	1,955,737
2.30%, 10/15/25	940	898,858
2.60%, 02/24/26	1,020	966,652
2.08%, 04/22/26	821	768,236
1.05%, 11/19/26	800	713,894
4.85%, 07/25/28	20	19,964
Lloyds Banking Group PLC, 5.87%, 03/06/29	800	806,589
Mitsubishi UFJ Financial Group, Inc. 1.41%, 07/17/25	965	884,986
4.79%, 07/18/25	1,420	1,406,037
Mizuho Financial Group, Inc., 1.23%, 05/22/27	200	175,994
National Australia Bank Ltd, 4.94%, 01/12/28	655	663,181
NatWest Group PLC, 2.36%, 05/22/24	645	641,622
NatWest Markets PLC, 1.60%, 09/29/26(a)	427	372,682
PSA Banque France SA, 0.75%, 04/19/23(c)	EUR 755	817,951
Royal Bank of Canada, 6.00%, 11/01/27	USD 649	676,992
Standard Chartered PLC, 0.99%, 01/12/25(a)	535	514,003
Sumitomo Mitsui Financial Group, Inc. 0.95%, 01/12/26	825	733,280
5.46%, 01/13/26	325	328,124
Svenska Handelsbanken AB, 1.42%, 06/11/27(a)	550	487,858
Toronto-Dominion Bank, 5.16%, 01/10/28	690	697,265
Wells Fargo & Co. 3.53%, 03/24/28	1,005	948,207
4.81%, 07/25/28	141	139,232

		33,815,981

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 04/13/28	1,000	988,618
Asahi Group Holdings Ltd., 0.01%, 04/19/24(c)	EUR 525	547,518

		1,536,136

Biotechnology — 0.9%
AbbVie, Inc. 3.80%, 03/15/25	USD 505	496,763
0.75%, 11/18/27	EUR 175	166,904
Amgen, Inc., 5.15%, 03/02/28	USD 1,640	1,674,475
Gilead Sciences, Inc., 3.65%, 03/01/26	1,135	1,111,027

		3,449,169

Broadline Retail — 0.1%
Amazon.com, Inc., 1.65%, 05/12/28	273	242,049
Booking Holdings, Inc., 1.80%, 03/03/27	EUR 200	203,221

		445,270

Capital Markets — 2.9%
Bank of New York Mellon Corp. 4.41%, 07/24/26	USD 105	103,584
5.80%, 10/25/28	40	41,669
Charles Schwab Corp, 3.30%, 04/01/27	800	739,102
Credit Suisse AG, 3.70%, 02/21/25	500	474,277

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Deutsche Bank AG 1.45%, 04/01/25	USD	345	$320,942
2.55%, 01/07/28		330	280,047
Goldman Sachs Group, Inc. 0.66%, 09/10/24		620	605,978
3.50%, 01/23/25		450	437,206
3.27%, 09/29/25		1,410	1,367,878
2.64%, 02/24/28		410	373,975
4.48%, 08/23/28		263	257,228
Series VAR, 1.09%, 12/09/26		500	447,777
Morgan Stanley
(SOFR + 0.46%), 5.11%, 01/25/24(b)		285	284,122
0.73%, 04/05/24		829	828,760
0.79%, 01/22/25		302	290,509
0.79%, 05/30/25		500	473,285
2.48%, 01/21/28		285	260,310
6.30%, 10/18/28		1,900	1,997,937
5.12%, 02/01/29		105	105,834
UBS Group AG 1.01%, 07/30/24(a)		645	632,174
1.25%, 09/01/26(c)	EUR	200	195,310
4.70%, 08/05/27(a)	USD	1,100	1,052,619

			11,570,523

Chemicals — 0.1%
LYB International Finance III LLC, 1.25%, 10/01/25		491	444,632

Commercial Services & Supplies — 0.2%
Conti-Gummi Finance BV, 1.13%, 09/25/24(c)	EUR	395	412,720
Republic Services, Inc., 0.88%, 11/15/25	USD	365	329,270

			741,990

Consumer Finance — 1.6%
American Express Co., 2.55%, 03/04/27		1,105	1,020,025
Capital One Financial Corp. 2.64%, 03/03/26		20	18,529
4.93%, 05/10/28		620	595,315
5.47%, 02/01/29		668	651,014
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		500	494,930
General Motors Financial Co., Inc. 2.90%, 02/26/25		600	572,637
6.05%, 10/10/25		100	101,633
2.35%, 02/26/27		340	304,335
2.70%, 08/20/27		300	268,572
Hyundai Capital America, 1.65%, 09/17/26(a)		415	367,353
Synchrony Financial 4.38%, 03/19/24		1,150	1,105,271
4.88%, 06/13/25		24	22,217
Toyota Motor Credit Corp., 5.40%, 11/10/25		800	820,604
Volkswagen Leasing GmbH, 1.63%, 08/15/25(c)	EUR	125	129,691

			6,472,126

Consumer Staples Distribution & Retail — 0.2%
7-Eleven, Inc., 0.95%, 02/10/26(a)	USD	125	112,389
CVS Health Corp., 4.30%, 03/25/28		700	687,431

			799,820

Containers & Packaging — 0.1%
Sonoco Products Co., 2.25%, 02/01/27		325	294,559

Diversified REITs — 1.3%
American Tower Corp. 3.00%, 06/15/23		82	81,544
2.40%, 03/15/25		1,405	1,334,589
0.45%, 01/15/27	EUR	390	369,045
3.65%, 03/15/27	USD	310	294,447

Security	Par (000)		Value

Diversified REITs (continued)
American Tower Corp. 0.50%, 01/15/28	EUR	100	$90,434
Crown Castle, Inc. 3.70%, 06/15/26	USD	500	482,029
1.05%, 07/15/26		820	722,561
Digital Euro Finco LLC, 2.63%, 04/15/24(c)	EUR	515	545,328
Equinix, Inc. 1.25%, 07/15/25	USD	150	137,475
1.80%, 07/15/27		600	522,202
VICI Properties LP, 4.38%, 05/15/25		730	706,680

			5,286,334

Diversified Telecommunication Services — 0.3%
AT&T Inc., 1.70%, 03/25/26		665	611,800
NTT Finance Corp., 4.37%, 07/27/27(a)		275	272,545
Verizon Communications, Inc. 3.88%, 02/08/29		195	188,405
1.75%, 01/20/31		185	149,219

			1,221,969

Electric Utilities — 1.3%
Duke Energy Corp., 5.00%, 12/08/25		610	614,099
Edison International, 4.70%, 08/15/25		860	848,056
Enel Finance International NV, 1.13%, 09/16/26(c)	EUR	225	227,766
Eversource Energy 2.90%, 03/01/27	USD	750	699,543
5.45%, 03/01/28		245	253,875
Exelon Corp. 2.75%, 03/15/27		170	158,975
5.15%, 03/15/28		405	412,053
Florida Power & Light Co., 5.05%, 04/01/28		395	408,140
National Grid Electricity Transmission PLC, 0.19%, 01/20/25(c)	EUR	295	301,036
NextEra Energy Capital Holdings, Inc., 1.88%, 01/15/27	USD	550	497,194
Pacific Gas & Electric Co., 3.45%, 07/01/25		255	243,031
Texas Electric Market Stabilization Funding N LLC,
Series A-1, 4.27%, 08/01/34(a)		332	321,159
Virginia Electric & Power Co., Series B, 3.75%, 05/15/27		355	344,345

			5,329,272

Energy Equipment & Services — 0.1%
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25		360	332,758

Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.88%, 08/14/24		250	238,833
3.50%, 01/15/25		450	429,561
2.45%, 10/29/26		510	457,834
Aviation Capital Group LLC, 1.95%, 09/20/26(a)		40	34,621
Fidelity National Information Services, Inc., 4.50%, 07/15/25		700	691,906
LSEGA Financing PLC, 1.38%, 04/06/26(a)		816	728,256
National Rural Utilities Cooperative Finance Corp., 4.80%, 03/15/28		520	524,963

			3,105,974

Food Products — 0.1%
General Mills, Inc. 5.24%, 11/18/25		155	155,465
0.45%, 01/15/26	EUR	385	382,833

			538,298

Ground Transportation — 0.7%
Canadian Pacific Railway Co., 1.75%, 12/02/26	USD	245	222,077
Norfolk Southern Corp., 3.80%, 08/01/28		417	401,238

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ground Transportation (continued)
Penske Truck Leasing Co. LP/PTL Finance Corp., 1.20%, 11/15/25(a)	USD	1,130	$1,015,424
Ryder System, Inc., 2.85%, 03/01/27		370	340,186
SMBC Aviation Capital Finance DAC 1.90%, 10/15/26(a)		570	499,862
2.30%, 06/15/28(a)		200	168,664
Union Pacific Corp., 3.00%, 04/15/27		100	95,401

			2,742,852

Health Care Equipment & Supplies — 0.3%
GE HealthCare Technologies, Inc., 5.60%, 11/15/25(a)		1,050	1,062,670
Medtronic Global Holdings SCA, 4.25%, 03/30/28		320	319,490

			1,382,160

Health Care Providers & Services — 1.2%
Becton Dickinson Euro Finance Sarl 0.63%, 06/04/23	EUR	665	717,822
1.21%, 06/04/26		100	100,556
Elevance Health, Inc. 5.35%, 10/15/25	USD	860	867,541
3.65%, 12/01/27		700	676,435
Fresenius Finance Ireland PLC, 1.73%, 10/01/25(c)	EUR	310	306,358
HCA, Inc. 5.25%, 04/15/25	USD	400	399,743
3.13%, 03/15/27(a)		305	283,490
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25		114	103,724
UnitedHealth Group, Inc. 5.15%, 10/15/25		230	234,338
4.25%, 01/15/29		1,000	992,618

			4,682,625

Household Durables — 0.1%
DR Horton, Inc., 1.30%, 10/15/26		245	216,136

Industrial Conglomerates — 0.5%
CRH Finance DAC, 3.13%, 04/03/23(c)	EUR	690	748,305
General Electric Co., 1.88%, 05/28/27		175	176,787
Holcim Finance Luxembourg SA, 0.13%, 07/19/27(c)		285	268,007
John Deere Capital Corp., 2.35%, 03/08/27	USD	500	464,415
Roper Technologies, Inc., 1.00%, 09/15/25		465	425,137

			2,082,651

Insurance — 0.3%
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/27		315	292,481
Metropolitan Life Global Funding I, 2.80%, 03/21/25(a)		795	767,605

			1,060,086

IT Services — 0.7%
Fiserv, Inc., 5.45%, 03/02/28		600	612,818
Global Payments, Inc. 1.20%, 03/01/26		800	711,540
2.15%, 01/15/27		1,615	1,430,254

			2,754,612

Media — 0.5%
Comcast Corp. 5.25%, 11/07/25		250	255,444
2.35%, 01/15/27		1,303	1,213,720
4.15%, 10/15/28		340	336,337
Publicis Groupe SA, 1.63%, 12/16/24(c)	EUR	300	314,770

			2,120,271

Metals & Mining — 0.0%
Steel Dynamics, Inc., 2.40%, 06/15/25	USD	25	23,581

Security	Par (000)	Value

Multi-Utilities — 0.7%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)	USD 245	$244,173
ONE Gas, Inc., 1.10%, 03/11/24	1,282	1,231,168
Redexis Gas Finance BV, 1.88%, 05/28/25(c)	EUR 300	310,874
Sempra Energy, 3.30%, 04/01/25	USD 320	309,704
WEC Energy Group, Inc., 4.75%, 01/09/26	755	755,189

		2,851,108

Oil, Gas & Consumable Fuels — 1.6%
BP Capital Markets PLC, 1.95%, 03/03/25(c)	EUR 360	380,686
Enbridge, Inc., 2.50%, 02/14/25	USD 670	641,684
Energy Transfer LP
4.50%, 04/15/24	500	493,995
2.90%, 05/15/25	910	867,223
Kinder Morgan, Inc., 4.30%, 06/01/25	800	787,910
Marathon Petroleum Corp., 4.70%, 05/01/25	235	234,530
MPLX LP, 1.75%, 03/01/26	655	597,761
Pioneer Natural Resources Co.
1.13%, 01/15/26	310	281,720
5.10%, 03/29/26	240	240,998
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	500	501,188
TotalEnergies Capital International SA, 0.75%, 07/12/28(c)	EUR 200	188,475
Williams Cos., Inc., 5.40%, 03/02/26	USD 1,255	1,278,543

		6,494,713

Pharmaceuticals — 0.1%
Bayer AG, 0.75%, 01/06/27(c)	EUR 200	194,165

Semiconductors & Semiconductor Equipment — 1.7%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27	USD 1,200	1,160,043
Broadcom, Inc., 3.63%, 10/15/24	1,515	1,474,921
Intel Corp., 4.88%, 02/10/28	745	756,978
NXP BV/NXP Funding LLC, 4.88%, 03/01/24	1,800	1,784,025
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 05/01/25	1,465	1,387,904
QUALCOMM, Inc., 3.25%, 05/20/27	300	290,241

		6,854,112

Software — 0.9%
Oracle Corp.
5.80%, 11/10/25	310	317,739
1.65%, 03/25/26	630	578,774
2.65%, 07/15/26	843	787,611
3.25%, 11/15/27	585	549,888
4.50%, 05/06/28	80	79,037
VMware, Inc., 1.40%, 08/15/26	1,610	1,424,039

		3,737,088

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., 4.00%, 07/15/24	290	286,079

Tobacco — 0.6%
Altria Group, Inc., 2.35%, 05/06/25	260	246,841
BAT Capital Corp.
2.79%, 09/06/24	700	674,811
3.56%, 08/15/27	755	701,872
Louis Dreyfus Co. Finance BV, 2.38%, 11/27/25(c)	EUR 305	314,179
Philip Morris International, Inc., 0.13%, 08/03/26	320	310,160

		2,247,863

Trading Companies & Distributors — 0.1%
Air Lease Corp.
2.30%, 02/01/25	USD 240	227,137
1.88%, 08/15/26	285	252,489

		479,626

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Wireless Telecommunication Services — 0.6%
Rogers Communications, Inc., 3.20%, 03/15/27(a)	USD	792		$745,175
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(a)		200		198,477
T-Mobile U.S.A., Inc. 1.50%, 02/15/26		224		204,626
2.25%, 02/15/26		57		53,013
3.75%, 04/15/27		900		865,146
4.95%, 03/15/28		510		514,874

				2,581,311

Total Corporate Bonds — 30.7% (Cost: $126,473,828)				122,982,929

Foreign Agency Obligations

Canada — 0.3%
CPPIB Capital, Inc., 0.50%, 09/16/24(a)		1,480		1,396,244

Saudi Arabia — 0.1%
Saudi Arabian Oil Co., 2.88%, 04/16/24(a)		220		214,197

Total Foreign Agency Obligations — 0.4% (Cost: $1,697,717)				1,610,441

Foreign Government Obligations

Uruguay — 0.0%
Republic of Uruguay, 4.38%, 01/23/31		0	(d)	3

Total Foreign Government Obligations — 0.0% (Cost: $3)				3

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.1%
Angel Oak Mortgage Trust
Series 2020-2, Class A1A, 2.53%, 01/26/65(a)(b)		150		138,090
Series 2022-2, Class A1, 3.35%, 01/25/67(a)(b)		313		286,718
Arroyo Mortgage Trust, Series 2022-2, Class A1, 4.95%, 07/25/57(a)(e)		281		273,890
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/49(a)(b)		162		146,318
COLT Mortgage Loan Trust, Series 2022-3, Class A1, 3.90%, 02/25/67(a)(b)		135		125,139
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 4.22%, 05/20/34(b)		27		24,043
Credit Suisse Mortgage Capital Trust, Series 2022-ATH1, Class A1A, 2.87%, 01/25/67(a)(b)		311		287,524
Flagstar Mortgage Trust
Series 2020-1INV, Class A11, (1-mo. LIBOR US + 0.85%), 5.47%, 03/25/50(a)(b)		451		412,930
Series 2021-12, Class A19, 5.00%, 11/25/51(a)(b)		722		701,711
GCAT Trust, Series 2021-NQM7, Class A1, 1.92%, 08/25/66(a)(b)		261		229,654
GS Mortgage-Backed Securities Corp. Trust, Series 2022- PJ2, Class A4, 2.50%, 06/25/52(a)(b)		545		441,103
Homeward Opportunities Fund I Trust, Series 2022-1, Class A1, 5.08%, 07/25/67(a)		193		189,536
JPMorgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 06/25/29(a)(b)		273		259,615
Series 2016-2, Class A1, 6.01%, 06/25/46(a)(b)		78		72,448
Series 2021-7, Class A3, 2.50%, 11/25/51(a)(b)		1,045		843,338
Series 2022-INV3, Class A3B, 3.00%, 09/25/52(a)(b)		388		329,662
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3, 3.00%, 04/25/52(a)(b)		446		376,975

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/56(a)(b)	USD	305	$259,311
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B, 3.50%, 10/25/59(a)(b)		360	331,220
OBX Trust
Series 2020-EXP3, Class 2A1B, (1-mo. LIBOR US + 0.90%), 5.75%, 01/25/60(a)(b)		1,000	957,286
Series 2022-INV3, Class A1, 3.00%, 02/25/52(a)(b)		202	170,675
PRKCM Trust, Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(b)		347	287,683
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52(a)(b)		466	393,192
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62(a)		160	157,271
Starwood Mortgage Residential Trust, Series 2020-3, Class A1, 1.49%, 04/25/65(a)(b)		192	179,897
Verus Securitization Trust
Series 2022-1, Class A1, 2.72%, 01/25/67(a)		161	142,865
Series 2022-3, Class A1, 4.13%, 02/25/67(a)		399	373,055

			8,391,149

Commercial Mortgage-Backed Securities — 8.3%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1-mo. LIBOR US + 0.88%), 5.60%, 09/15/34(a)(b)		600	582,284
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1-mo. LIBOR US + 1.15%), 5.83%, 04/15/34(a)(b)		420	370,897
BANK, Series 2022-BNK42, Class A5, 4.49%, 06/15/55(b)		350	332,760
Barclays Commercial Mortgage Trust
Series 2019-C3, Class B, 4.10%, 05/15/52		400	349,424
Series 2019-C5, Class ASB, 2.99%, 11/15/52		250	231,413
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. LIBOR US + 0.75%), 5.43%, 04/15/36(a)(b)		1,000	950,322
Benchmark Mortgage Trust
Series 2018-B5, Class C, 4.61%, 07/15/51(b)		500	409,419
Series 2022-B34, Class AM, 3.83%, 04/15/55(b)		265	227,823
BX Commercial Mortgage Trust
Series 2019-XL, Class A, (1-mo. CME Term SOFR + 1.03%), 5.86%, 10/15/36(a)(b)		595	587,854
Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 5.84%, 02/15/39(a)(b)		278	268,128
BX Trust
Series 2018-BILT, Class D, (1-mo. LIBOR US + 1.77%), 6.45%, 05/15/30(a)(b)		270	258,452
Series 2022-IND, Class A, (1-mo. CME Term SOFR + 1.49%), 6.32%, 04/15/37(a)(b)		840	821,015
CD Mortgage Trust
Series 2016-CD2, Class A4, 3.53%, 11/10/49(b)		520	485,754
Series 2017-CD5, Class A4, 3.43%, 08/15/50		525	485,140
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A3, 3.22%, 11/10/49(b)		820	760,174
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5, 3.86%, 05/10/47		761	743,317
Series 2018-B2, Class A4, 4.01%, 03/10/51		535	503,978
Commercial Mortgage Trust
Series 2013-CR10, Class A4, 4.21%, 08/10/46(b)		1,682	1,676,516
Series 2013-CR8, Class B, 3.97%, 06/10/46(a)(b)		300	284,332
Series 2014-CR14, Class ASB, 3.74%, 02/10/47		140	138,654
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,000	979,445
Series 2014-LC15, Class A4, 4.01%, 04/10/47		1,250	1,223,676
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,000	980,961
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		364	356,299
Series 2015-CR24, Class B, 4.35%, 08/10/48(b)		500	471,031

S C H E D U L E S O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust Series 2015-LC23, Class A4, 3.77%, 10/10/48	USD	550	$526,672
Credit Suisse Mortgage Capital Trust, Series 2021-980M, Class C, 3.20%, 07/15/31(a)		170	142,084
Credit Suisse Mortgage Trust, Series 2022-NWPT, Class A, (1-mo. CME Term SOFR + 3.14%), 7.97%, 09/09/24(a)(b)		280	279,181
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.76%, 09/15/52		1,000	855,858
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.61%, 04/25/48(a)(b)		290	281,442
GS Mortgage Securities Trust
Series 2013-GC13, Class A5, 4.09%, 07/10/46(b)		625	622,372
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		132	131,360
Series 2015-GC30, Class AAB, 3.12%, 05/10/50		404	394,060
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.02%, 08/15/39(a)(b)		760	760,000
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 6.75%, 03/15/28(a)(b)		410	408,979
Series 2023-FUN, Class B, (1-mo. CME Term SOFR + 2.79%), 7.45%, 03/15/28(a)(b)		615	613,469
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 7.07%, 10/15/39(a)(b)		500	498,758
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		540	507,042
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5, 3.78%, 08/15/47		500	486,503
Series 2014-C25, Class A4A1, 3.41%, 11/15/47		380	366,375
Series 2015-C28, Class ASB, 3.04%, 10/15/48		593	574,473
JPMorgan Chase Commercial Mortgage Securities Trust Series 2017-JP6, Class A3, 3.11%, 07/15/50		414	400,265
Series 2019-BKWD, Class A, (1-mo. LIBOR US + 1.25%), 5.93%, 09/15/29(a)(b)		207	191,702
Series 2019-MFP, Class A, (1-mo. LIBOR US + 0.96%), 5.64%, 07/15/36(a)(b)		296	291,418
Series 2021-MHC, Class A, (1-mo. LIBOR US + 0.80%), 5.48%, 04/15/38(a)(b)		142	137,464
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.01%, 09/15/39(a)(b)		180	178,870
Series 2022-OPO, Class D, 3.45%, 01/05/39(a)(b)		100	73,291
Life Mortgage Trust, Series 2021-BMR, Class A, (1-mo. CME Term SOFR + 0.81%), 5.64%, 03/15/38(a)(b)		531	514,985
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A4, 4.07%, 07/15/46(b)		2,000	1,991,071
Series 2014-C15, Class A4, 4.05%, 04/15/47		1,850	1,820,411
Series 2015-C25, Class A4, 3.37%, 10/15/48		330	314,356
Series 2016-C30, Class ASB, 2.73%, 09/15/49		174	167,034
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50%, 08/25/57(b)		1,252	1,202,484
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.01%, 05/15/37(a)(b)		270	259,903
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47		664	647,630
Series 2015-C26, Class B, 3.78%, 02/15/48		515	483,921
Series 2015-C27, Class A5, 3.45%, 02/15/48		495	473,616
Series 2016-LC24, Class A3, 2.68%, 10/15/49		809	743,988
Series 2021-C60, Class ASB, 2.13%, 08/15/54		834	712,247

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
WFRBS Commercial Mortgage Trust
Series 2013-C13, Class A4, 3.00%, 05/15/45	USD	36	$35,743
Series 2014-LC14, Class A5, 4.05%, 03/15/47		721	707,732

			33,275,827
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.71%, 09/15/48(b)		4,304	58,985
Commercial Mortgage Trust
Series 2015-CR23, Class XA, 0.85%, 05/10/48(b)		1,873	25,605
Series 2015-LC21, Class XA, 0.65%, 07/10/48(b)		4,502	51,266
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.86%, 01/15/49(b)		606	26,263

			162,119

Mortgage-Backed Securities — 1.0%
Fannie Mae, Series 2022-65, Class FB, (SOFR (30-day) + 0.80%), 5.36%, 09/25/52(b)		3,975	3,884,291

Total Non-Agency Mortgage-Backed Securities — 11.4% (Cost: $48,688,691)			45,713,386

Preferred Securities

Capital Trusts — 0.4%

Electric Utilities — 0.4%
Southern Co., 4.48%, 08/01/24(e)		1,490	1,471,792

U.S. Government Sponsored Agency Securities

Agency Obligations — 4.4%
Fannie Mae
0.54%, 10/27/25		4,500	4,117,804
0.74%, 08/25/27		1,000	868,802
0.81%, 09/25/28		1,000	848,329
Federal Farm Credit Banks Funding Corp.
2.25%, 08/15/29		1,000	889,110
2.17%, 10/29/29		700	617,913
1.68%, 09/17/35		2,080	1,535,922
Federal Home Loan Banks
0.60%, 12/30/26		1,000	880,973
2.06%, 09/27/29		1,000	878,104
2.18%, 11/06/29		700	618,363
Freddie Mac
5.68%, 04/03/25		1,160	1,161,639
0.60%, 09/30/25		3,000	2,755,233
0.65%, 05/28/26		1,000	900,122
0.90%, 10/13/27		2,000	1,755,438

			17,827,752

Collateralized Mortgage Obligations — 1.5%
Fannie Mae
Series 2018-21, Class CA, 3.50%, 04/25/45		139	135,243
Series 2019-73, Class P, 3.00%, 03/25/48		572	542,281
Freddie Mac
Series 3959, Class MA, 4.50%, 11/15/41		62	61,979
Series 3986, Class M, 4.50%, 09/15/41		20	19,448
Series 4274, Class PN, 3.50%, 10/15/35		87	84,789
Series 4390, Class CA, 3.50%, 06/15/50		68	66,432
Series 4459, Class BN, 3.00%, 08/15/43		295	273,380
Series 4482, Class DH, 3.00%, 06/15/42		49	48,359
Series 4494, Class KA, 3.75%, 10/15/42		109	106,477
Series 4752, Class PL, 3.00%, 09/15/46		364	345,124
Series 4777, Class CB, 3.50%, 10/15/45		322	312,551
Series 4941, Class MB, 3.00%, 07/25/49		307	278,333

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 5000, Class MA, 2.00%, 06/25/44	USD	249	$226,425
Series 5006, Class KA, 2.00%, 06/25/45		705	633,023
Series 5105, Class LA, 1.50%, 04/15/44		2,402	2,264,111
Ginnie Mae, Series 2017-136, Class GB, 3.00%, 03/20/47		444	412,577

			5,810,532

Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2014-M9, Class A2, 3.10%, 07/25/24(b)		1,348	1,316,259

Mortgage-Backed Securities — 9.4%
Fannie Mae Mortgage-Backed Securities
1.50%, 07/01/31		1,526	1,399,303
2.50%, 12/01/27 - 04/01/32		1,100	1,039,830
3.00%, 09/01/30 - 09/01/35		2,475	2,356,689
4.00%, 03/01/32 - 08/01/49		10,521	10,309,608
4.50%, 09/01/26 - 01/01/48		2,431	2,428,298
5.00%, 07/01/25 - 06/01/39		1,372	1,401,784
(12-mo. LIBOR US + 1.59%), 2.97%, 06/01/45(b)		136	132,050
(12-mo. LIBOR US + 1.59%), 5.47%, 10/01/45(b)		76	76,475
(12-mo. LIBOR US + 1.60%), 3.39%, 07/01/44(b)		135	135,726
(12-mo. LIBOR US + 1.71%), 3.44%, 07/01/43(b)		263	269,307
Freddie Mac Mortgage-Backed Securities
2.50%, 11/01/27		179	173,091
3.00%, 02/01/36		363	340,386
4.00%, 09/01/33 - 06/01/37		1,512	1,492,961
4.50%, 03/01/49 - 01/01/50		3,117	3,095,197
(12-mo. LIBOR US + 1.62%), 2.99%, 03/01/45(b)		210	207,995
(12-mo. LIBOR US + 1.62%), 3.22%, 05/01/45(b)		426	415,643
Uniform Mortgage-Backed Securities
3.00%, 04/01/53(f)		9,050	8,120,199
5.50%, 04/01/53(f)		4,110	4,151,501

			37,546,043

Total U.S. Government Sponsored Agency Securities — 15.6%
(Cost: $64,973,240)			62,500,586

U.S. Treasury Obligations
U.S. Treasury Notes
1.50%, 02/29/24		13,000	12,635,898
4.00%, 02/15/26		11,250	11,296,582

Total U.S. Treasury Obligations — 6.0%
(Cost: $23,746,318)			23,932,480

Total Long-Term Investments — 92.4%
(Cost: $382,363,539)			370,281,305

Security		Par (000)	Value

Short-Term Securities

Commercial Paper — 0.6%
HSBC U.S.A., Inc., 4.01%, 06/14/23(g)	USD	1,460	$1,444,639
Societe Generale SA, 5.71%, 03/06/24(g)		1,200	1,144,786

			2,589,425

U.S. Treasury Obligations(g) — 9.3%
U.S. Treasury Bills
5.03%, 08/24/23		16,500	16,192,446
4.47%, 10/05/23		5,000	4,881,902
4.66%, 11/30/23		16,500	16,010,117

			37,084,465

Total Short-Term Securities — 9.9%
(Cost: $39,654,376)			39,673,890

Total Investments Before TBA Sale Commitments — 102.3%
(Cost: $422,017,915)			409,955,195

TBA Sale Commitments(f)

Mortgage-Backed Securities — (3.1)%
Uniform Mortgage-Backed Securities
3.00%, 04/01/53		(9,050)	(8,120,199)
5.50%, 04/01/53		(4,110)	(4,151,501)

Total TBA Sale Commitments — (3.1)% (Proceeds: $(12,208,031))			(12,271,700)

Total Investments Net of TBA Sale Commitments — 99.2% (Cost: $409,809,884)			397,683,495

Other Assets Less Liabilities — 0.8%			3,187,562

Net Assets — 100.0%			$400,871,057

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Rounds to less than 1,000.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Represents or includes a TBA transaction.
(g)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (2 Year)	702	06/30/23	$144,930	$1,203,562

Short Contracts
Euro-Bobl	22	06/08/23	2,812	(64,438)
Euro-Schatz	50	06/08/23	5,731	(53,725)
Japanese Government Bonds (10 Year)	5	06/13/23	5,578	(113,400)
U.S. Treasury Bonds (30 Year)	38	06/21/23	4,984	(164,661)
U.S. Treasury Notes (10 Year)	83	06/21/23	9,539	62,136
U.S. Ultra Treasury Bonds	3	06/21/23	423	(19,717)
U.S. Ultra Treasury Notes (10 Year)	68	06/21/23	8,238	(250,528)
U.S. Treasury Notes (5 Year)	394	06/30/23	43,146	(241,815)

				(846,148)

				$357,414

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	375,825	CAD	516,000	Royal Bank of Canada	06/21/23	$(6,490)
USD	77,644	EUR	72,000	JPMorgan Chase Bank N.A.	06/21/23	(804)
USD	402,465	EUR	371,369	Royal Bank of Canada	06/21/23	(2,165)
USD	5,142,859	EUR	4,760,500	UBS AG	06/21/23	(44,012)
USD	5,155,949	EUR	4,780,000	UBS AG	06/21/23	(52,168)

						$(105,639)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.40.V1	1.00%	Quarterly	06/20/28	USD	8,500	$ (100,049)	$(62,636)	$(37,413)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)		Value	(Received)	(Depreciation)
1-day SOFR, 4.87%	Annual	4.35%	Annual	04/05/23(a)	12/31/24	USD	9,575	$23,637	$1,414	$22,223
3.59%	Annual	1-day SOFR, 4.87%	Annual	04/05/23(a)	05/31/27	USD	9,575	(51,452)	329	(51,781)

								$(27,815)	$1,743	$(29,558)

(a)	Forward Swap.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,743	$(62,636)	$22,223	$(89,194)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,265,698	$—	$1,265,698
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	22,223	—	22,223

	$—	$—	$—	$—	$1,287,921	$—	$1,287,921

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$908,284	$—	$908,284
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	105,639	—	—	105,639
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	37,413	—	—	51,781	—	89,194

	$—	$37,413	$—	$105,639	$960,065	$—	$1,103,117

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$2,507,788	$—	$2,507,788
Forward foreign currency exchange contracts	—	—	—	136,433	—	—	136,433
Options purchased(a)	—	—	—	—	261,891	—	261,891
Options written	—	—	—	—	(1,383,722)	—	(1,383,722)
Swaps	—	(3,586)	—	—	627,744	—	624,158

	$—	$(3,586)	$—	$136,433	$2,013,701	$—	$2,146,548

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(349,970)	$—	$(349,970)
Forward foreign currency exchange contracts	—	—	—	(98,681)	—	—	(98,681)
Options purchased(b)	—	—	—	—	(150,161)	—	(150,161)
Options written	—	—	—	—	1,986,055	—	1,986,055
Swaps	—	(45,241)	—	—	(1,361,409)	—	(1,406,650)

	$—	$(45,241)	$—	$(98,681)	$124,515	$—	$(19,407)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

S C H E D U L E S O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$153,048,457
Average notional value of contracts — short	$382,799,903
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$12,053,304
Average amounts sold — in USD	$102,076
Options
Average value of option contracts purchased	$—(a)
Average value of option contracts written	$—(a)
Average notional value of swaption contracts purchased	$—(a)
Average notional value of swaption contracts written	$—(a)
Credit default swaps
Average notional value — buy protection	$4,127,500
Interest rate swaps
Average notional value — pays fixed rate	$16,756,250
Average notional value — received fixed rate	$2,393,750

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$114,251	$222,566
Forward foreign currency exchange contracts	—	105,639
Swaps — centrally cleared	—	8,278

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$114,251	$336,483

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(114,251)	(230,844)

Total derivative assets and liabilities subject to an MNA	$—	$105,639

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(a)
JPMorgan Chase Bank N.A	$804	$—	$—	$—	$804
Royal Bank of Canada	8,655	—	—	—	8,655
UBS AG	96,180	—	—	—	96,180

	$105,639	$—	$—	$—	$105,639

(a)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$112,069,688	$—	$112,069,688

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series S Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$122,982,929	$—	$122,982,929
Foreign Agency Obligations	—	1,610,441	—	1,610,441
Foreign Government Obligations	—	3	—	3
Non-Agency Mortgage-Backed Securities	—	45,713,386	—	45,713,386
Preferred Securities	—	1,471,792	—	1,471,792
U.S. Government Sponsored Agency Securities	—	62,500,586	—	62,500,586
U.S. Treasury Obligations	—	23,932,480	—	23,932,480
Short-Term Securities
Commercial Paper	—	2,589,425	—	2,589,425
U.S. Treasury Obligations	—	37,084,465	—	37,084,465
Liabilities
TBA Sale Commitments	—	(12,271,700)	—	(12,271,700)

	$—	$397,683,495	$—	$397,683,495

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,265,698	$22,223	$—	$1,287,921
Liabilities
Credit Contracts	—	(37,413)	—	(37,413)
Foreign Currency Exchange Contracts	—	(105,639)	—	(105,639)
Interest Rate Contracts	(908,284)	(51,781)	—	(960,065)

	$357,414	$(172,610)	$—	$184,804

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	97

Schedule of Investments March 31, 2023	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alaska — 1.9%
Alaska Housing Finance Corp.
Refunding RB, Series A, VRDN, (Wells Fargo Bank NA SBPA), 3.90%, 04/07/23(a)	USD 200	$200,000
Refunding RB, Series D, VRDN, (Federal Home Loan Bank LOC), 3.90%, 04/07/23(a)	1,400	1,400,000

		1,600,000

Arizona — 1.1%
Arizona State University, Refunding RB, Series A, VRDN, 4.00%, 04/07/23(a)	985	985,000

California — 1.1%
City of Los Angeles, TRAN, 4.00%, 06/29/23	400	401,204
Los Angeles California Wastewater System,, TECP, (TD Bank NA LOC), 2.52%, 04/19/23	500	499,722

		900,926

Connecticut — 2.7%
Connecticut Housing Finance Authority
RB, Sub-Series A-3, VRDN, (Royal Bank of Canada SBPA), 3.88%, 04/07/23(a)	300	300,000
Refunding RB, Sub-Series A-3, VRDN, (UBS AG SBPA), 3.97%, 04/07/23(a)	1,000	1,000,000
Refunding RB, Sub-Series B-3, VRDN, (Royal Bank of Canada SBPA), 3.88%, 04/07/23(a)	300	300,000
Refunding RB, Sub-Series C-3, VRDN, (Royal Bank of Canada SBPA), 3.88%, 04/07/23(a)	725	725,000

		2,325,000

District of Columbia — 0.9%
District of Columbia, Refunding RB, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 3.85%, 04/07/23(a)	755	755,000

Florida — 14.0%
City of Gainesville Utilities System Revenue, Refunding RB, Series B, VRDN, (Barclays Bank plc SBPA), 3.70%, 04/03/23(a)	1,100	1,100,000
County of Escambia, RB, VRDN, 3.85%, 04/03/23(a)	3,100	3,100,000
County of St. Lucie Florida Power & Light Co., Refunding RB, VRDN, 3.70%, 04/03/23(a)	200	200,000
Highlands County Health Facilities Development Corp., Refunding RB, VRDN, 3.90%, 04/07/23(a)	1,300	1,300,000
Hillsborough County, TECP, (Wells Fargo Bank NA SBPA), 2.75%, 04/13/23	500	499,812
Hillsborough County IDA, Refunding RB, VRDN, (TD Bank NA LOC), 3.65%, 04/03/23(a)	400	400,000
JEA Electric System Revenue, Refunding RB, Series THREE-B-3, VRDN, (Royal Bank of Canada SBPA), 3.95%, 04/07/23(a)	3,750	3,750,000
Orlando Utilities Commission, Refunding RB, Series B, VRDN, (TD Bank NA SBPA), 4.10%, 04/07/23(a)	500	500,000
Pinellas County Housing Finance Authority, RB, VRDN, (Federal Home Loan Mortgage Corp. LOC), 3.85%, 04/07/23(a)	1,100	1,100,000

		11,949,812

Illinois — 9.1%
City of Aurora, Refunding RB, VRDN, (BMO Harris Bank NA LOC), 3.97%, 04/07/23(a)	1,100	1,100,000
Illinois Finance Authority RB, VRDN, (Barclays Bank plc LOC), 4.00%, 04/07/23(a)	500	500,000
Refunding RB, Sub-Series C3A, VRDN, (Northern Trust Co. SBPA), 4.03%, 04/07/23(a)	2,050	2,050,000

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority
Refunding RB, VRDN, (U.S. Bank NA SBPA), 3.90%, 04/07/23(a)	USD 3,500	$3,500,000
Illinois Finance Authority Northwestern University, RB, Sub- Series, VRDN, 3.85%, 04/07/23(a)	600	600,000

		7,750,000

Indiana — 0.6%
Indiana Finance Authority, RB, VRDN, (Barclays Bank plc LOC), 4.00%, 04/07/23(a)	550	550,000

Iowa — 0.5%
Iowa Finance Authority, Refunding RB, VRDN, (JPMorgan Chase Bank NA LOC), 3.85%, 04/07/23(a)	415	415,000

Kentucky — 0.6%
Louisville & Jefferson County Metropolitan Swere District,, TECP, (Bank of America NA SBPA), 3.50%, 05/08/23	500	499,862

Louisiana — 2.9%
Louisiana Offshore Terminal Authority, Refunding RB, VRDN, (JPMorgan Chase Bank NA LOC), 4.00%, 04/07/23(a)	1,415	1,415,000
Louisiana Public Facilities Authority, Refunding RB, VRDN, (Bank of New York Mellon Corp. LOC ), 4.00%, 04/07/23(a)	1,080	1,080,000

		2,495,000

Massachusetts — 3.6%
City of Quincy, GO, Refunding, BAN, 4.00%, 07/07/23	400	401,160
Massachusetts Bay Transportation Authority, TECP, (Barclays Bank plc SBPA), 3.72%, 06/22/23	1,000	1,000,110
Massachusetts Development Finance Agency
RB, VRDN, (Wells Fargo Bank NA SBPA), 3.95%, 04/07/23(a)	1,150	1,150,000
Refunding RB, Series U-6E, VRDN, (TD Bank NA LOC), 3.60%, 04/03/23(a)	300	300,000
Massachusetts Water Resources Authority, Refunding RB, Series A-3, VRDN, (Wells Fargo Bank NA SBPA), 3.92%, 04/07/23(a)	215	215,000

		3,066,270

Michigan — 1.0%
Michigan State University, RB, Series 2000-A, VRDN, (Northern Trust Co. SBPA), 4.10%, 04/07/23(a)	730	730,000
Oakland University, Refunding RB, VRDN, (JPMorgan Chase Bank NA LOC), 4.00%, 04/07/23(a)	165	165,000

		895,000

Minnesota — 2.6%
County of Hennepin, GO, Refunding, Series B, VRDN, (TD Bank NA SBPA), 3.85%, 04/07/23(a)	1,185	1,185,000
University of Minnesota, TECP, 3.05%, 04/06/23	1,000	999,819

		2,184,819

Mississippi — 1.8%
Mississippi Business Finance Corp.
RB, Series A, VRDN, 3.70%, 04/03/23(a)	100	100,000
RB, Series B, VRDN, 3.90%, 04/07/23(a)	330	330,000
RB, Series E, VRDN, 3.70%, 04/03/23(a)	1,100	1,100,000

		1,530,000

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 3.6%
City of Kansas City, Refunding RB, Series E, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 4.02%, 04/07/23(a)	USD 1,115	$1,115,000
Curators of the University of Missouri, Refunding RB, Series B, VRDN, 3.95%, 04/07/23(a)	2,000	2,000,000

		3,115,000

Nebraska — 1.8%
Nebraska Investment Finance Authority, RB, Series C, VRDN, (GNMA/FNMA/FHLMC), (Federal Home Loan Bank SBPA), 3.95%, 04/07/23(a)	525	525,000
Omaha Public Power District
TECP, (Bank of America NA SBPA), 2.80%, 05/02/23	500	499,446
TECP, (Bank of America NA SBPA), 3.20%, 06/02/23	500	499,606

		1,524,052

Nevada — 1.9%
County of Clark Department of Aviation, Refunding RB, Series D-2B, VRDN, (Barclays Bank plc LOC), 3.90%, 04/07/23(a)	1,630	1,630,000

New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority Act, RB, VRDN, (State Street Bank & Trust Co. SBPA), 3.70%, 04/03/23(a)	500	500,000

New York — 10.9%
Battery Park City Authority, Refunding RB, Series D-1, VRDN, (TD Bank NA SBPA), 3.92%, 04/07/23(a)	500	500,000
Build NYC Resource Corp., Refunding RB, VRDN, (TD Bank NA LOC), 3.95%, 04/07/23(a)	135	135,000
City of New York
GO, Sub-Series A-2, VRDN, (Mizuho Bank Ltd. LOC), 3.67%, 04/03/23(a)	3,000	3,000,000
GO, Sub-Series D-4, VRDN, (TD Bank NA LOC), 3.60%, 04/03/23(a)	300	300,000
GO, Sub-Series I-3, VRDN, (Citibank NA LOC), 3.96%, 04/07/23(a)	100	100,000
GO, Sub-Series, VRDN, (Citibank NA LOC), 3.96%, 04/07/23(a)	200	200,000
Metropolitan Transportation Authority
RB, Sub-Series E-1, VRDN, (Barclays Bank plc LOC), 3.65%, 04/03/23(a)	600	600,000
Refunding RB, VRDN, (TD Bank NA LOC), 3.90%, 04/07/23(a)	200	200,000
New York City Housing Development Corp., RB, VRDN, (Royal Bank of Canada SBPA), 3.85%, 04/07/23(a)	300	300,000
New York City Municipal Water Finance Authority, RB, Series CC, VRDN, (Barclays Bank plc SBPA), 3.60%, 04/03/23(a)	785	785,000
New York State Energy Research & Development Authority Refunding RB, Sub-Series A-1, VRDN, (Mizuho Bank Ltd. LOC), 3.98%, 04/07/23(a)	175	175,000
Refunding RB, Sub-Series A-3, VRDN, (Mizuho Bank Ltd. LOC), 3.95%, 04/07/23(a)	255	255,000
New York State HFA
RB, Series A, VRDN, (Fannie Mae LIQ), 3.95%, 04/07/23(a)	900	900,000
RB, VRDN, (Landesbank Hessen-Thuringen Girozentrale LOC), 4.00%, 04/07/23(a)	750	750,000
RB, VRDN, (Landesbank Hessen-Thuringen Girozentrale LOC), 4.00%, 04/07/23(a)	200	200,000

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., Refunding RB, VRDN, (JPMorgan Chase Bank NA SBPA), 3.86%, 04/07/23(a)	USD 500	$500,000
State of New York Mortgage Agency, Refunding RB, Series 2, VRDN, (UBS AG SBPA), 4.00%, 04/07/23(a)	400	400,000

		9,300,000

North Carolina — 4.8%
Charlotte-Mecklenburg Hospital Authority, RB, Series H, VRDN, (JPMorgan Chase Bank NA SBPA), 3.65%, 04/03/23(a)	1,040	1,040,000
City of Charlotte, Refunding, RB, VRDN, (Wells Fargo Bank NA SBPA), 3.90%, 04/07/23(a)	1,965	1,965,000
University of North Carolina at Chapel Hill, Refunding RB, Series A, VRDN, (TD Bank NA SBPA), 3.65%, 04/03/23(a) .	1,100	1,100,000

		4,105,000

Ohio — 4.8%
Akron Bath Copley Joint Township Hospital District, RB, Series A-R, VRDN, (BMO Harris Bank NA LOC), 3.90%, 04/07/23(a)	290	290,000
County of Franklin
RB, Series B, VRDN, 3.90%, 04/07/23(a)	800	800,000
RB, Series B, VRDN, (Northern Trust Co. LOC), 4.00%, 04/07/23(a)	280	280,000
RB, Series D, VRDN, 3.98%, 04/07/23(a)	1,500	1,500,000
Ohio Higher Educational Facility Commission, Refunding RB, VRDN, (Ohio State Treasurer SBPA), 3.95%, 04/07/23(a) 1,200		1,200,000

		4,070,000

Pennsylvania — 1.3%
Emmaus General Authority, RB, VRDN, (AGM), (Wells Fargo Bank NA SBPA), 3.95%, 04/07/23(a)	300	300,000
Pennsylvania Turnpike Commission, Refunding RB, VRDN, (TD Bank NA LOC), 3.95%, 04/07/23(a)	850	850,000

		1,150,000

South Dakota — 2.9%
South Dakota HDA
Refunding RB, Series A, VRDN, (Federal Home Loan Bank SBPA), 3.95%, 04/07/23(a)	1,460	1,460,000
Refunding RB, Series B, VRDN, (South Dakota HDA SBPA), 3.90%, 04/07/23(a)	1,025	1,025,000

		2,485,000

Tennessee — 1.4%
Metropolitan Government Nashville & Davidson County, TECP, (TD Bank NA LOC), 3.45%, 05/17/23	1,000	999,853
Public Building Authority of Sevier County, RB, VRDN, (County GTD), (Bank of America NA LOC), 4.02%, 04/07/23(a)	200	200,000

		1,199,853

Texas — 11.1%
Bowie County IDC, RB, VRDN, (JPMorgan Chase Bank NA LOC), 3.72%, 04/03/23(a)	500	500,000
City of Houston Combined Utility System Revenue
Refunding RB, Series C, VRDN, (Barclays Bank plc LOC), 3.97%, 04/07/23(a)	2,300	2,300,000
Refunding RB, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 3.90%, 04/07/23(a)	200	200,000
Fort Bend ISD, TECP, (JPMorgan Chase Bank NA SBPA), 3.38%, 04/26/23	1,000	999,778
Garland, TECP, (Barclays Bank plc LOC), 3.28%, 05/31/231,000		999,486
Pasadena ISD, GO, Series B, VRDN, (AGM), (JPMorgan Chase Bank NA SBPA), 4.00%, 04/07/23(a)	365	365,000

S C H E D U L E S O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2023	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Permanent University Fund, RB, Series A, VRDN, (University of Texas Management Co. LIQ), 3.87%, 04/07/23(a)	USD 450	$450,000
Port of Port Arthur Navigation District, Refunding RB, VRDN, 3.95%, 04/07/23(a)	1,500	1,500,000
Red River Education Finance Corp., RB, VRDN, (TD Bank NA SBPA), 4.00%, 04/07/23(a)	900	900,000
San Antonio Housing Trust Finance Corp., RB, VRDN, (Federal Home Loan Bank LOC), 3.98%, 04/07/23(a)	885	885,000
State of Texas, GO, Series B, VRDN, (Federal Home Loan Bank SBPA), 3.95%, 04/07/23(a)	405	405,000

		9,504,264

Utah — 2.1%
City of Murray, RB, Series A, VRDN, 3.93%, 04/07/23(a)	1,800	1,800,000

Virginia — 3.8%
Fairfax County IDA, Refunding RB, VRDN, 4.00%, 04/07/23(a)	730	730,000
Loudoun County EDA
RB, Series B, VRDN, 3.95%, 04/07/23(a)	1,295	1,295,000
RB, Series F, VRDN, 3.95%, 04/07/23(a)	1,200	1,200,000

		3,225,000

Security	Par (000)	Value

Wisconsin — 3.7%
University of Wisconsin Hospitals & Clinics Authority,
Refunding RB, VRDN, (JPMorgan Chase Bank NA SBPA), 3.70%, 04/03/23(a)	USD 400	$400,000
Wisconsin Housing & EDA
RB, Series C, VRDN, (Federal Home Loan Bank SBPA), 3.95%, 04/07/23(a)	1,300	1,300,000
RB, Series C, VRDN (FNMA COL), (Royal Bank of Canada SBPA), 3.85%, 04/07/23(a)	990	990,000
RB, Series D, VRDN, (FNMA COL), (Royal Bank of Canada SBPA), 3.85%, 04/07/23(a)	450	450,000

		3,140,000

Total Investments — 99.1% (Cost: $84,653,181)		84,649,858

Other Assets Less Liabilities — 0.9%		789,090

Net Assets — 100.0%		$85,438,948

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Municipal Bonds	$—	$84,649,858	$—	$84,649,858

See notes to financial statements.

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2023

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$2,438,489,855	$374,831,982	$348,012,016
Cash pledged:
Collateral - OTC derivatives	1,160,000	—	—
Futures contracts	—	798,000	234,000
Centrally cleared swaps	—	243,000	—
Receivables:
Investments sold	7,630,406	1,519,119	—
Swaps	—	46,210	—
TBA sale commitments	45,380,246	—	—
Capital shares sold	12,367	391,624	861,799
Dividends — unaffiliated	816,149	39,306	70,542
Interest — unaffiliated	11,906,520	3,761,430	4,191,248
From the Manager	93,029	83,991	115,448
Variation margin on futures contracts	—	177,763	—
Swap premiums paid	9,708	—	—
Unrealized appreciation on:
OTC swaps	44,512	—	—
Unfunded floating rate loan interests	17,129	—	—
Prepaid expenses	33,402	18,469	15,914

Total assets	2,505,593,323	381,910,894	353,500,967

LIABILITIES
TBA sale commitments at value(d)	45,756,355	—	—
Payables:
Investments purchased	22,908,316	1,022,976	—
Capital shares redeemed	—	293,541	627,795
Income dividend distributions	11,718,086	1,280,441	1,290,229
Interest expense and fees	—	—	91,919
Trustees’ and Officer’s fees	2,598	1,618	861
Other accrued expenses	123,469	205,965	121,974
Professional fees	58,706	57,116	60,278
Variation margin on futures contracts	—	91,135	47,328
Variation margin on centrally cleared swaps	—	38,749	—
Swap premiums received	531,285	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,651	—	—
OTC swaps	915,516	—	—

Total accrued liabilities	82,018,982	2,991,541	2,240,384

Other Liabilities
TOB Trust Certificates	—	—	8,889,000

Total other liabilities	—	—	8,889,000

Total liabilities	82,018,982	2,991,541	11,129,384

NET ASSETS	$2,423,574,341	$378,919,353	$342,371,583

NET ASSETS CONSIST OF:
Paid-in capital	$2,658,272,663	$446,365,024	$374,414,557
Accumulated loss	(234,698,322)	(67,445,671)	(32,042,974)

NET ASSETS	$2,423,574,341	$378,919,353	$342,371,583

NET ASSET VALUE
Shares outstanding	$263,684,817	$41,948,492	$34,198,200

Net asset value	$9.19	$9.03	$10.01

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

FI N A N C I A L S T A T E M E N T S	101

Statements of Assets and Liabilities  (continued)

March 31, 2023

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio
(a) Investments, at cost — unaffiliated	$2,630,614,020	$409,233,699	$369,459,490
(d) Proceeds from TBA sale commitments	$45,380,246	$—	$—

See notes to financial statements.

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2023

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$1,497,275,151	$—	$409,955,195
Investments, at value — affiliated(b)	—	7,902,401	—
Cash	—	18,650,833	605,061
Cash pledged:
Collateral - OTC derivatives	500,000	—	—
Futures contracts	565,000	742,190	1,828,000
Centrally cleared swaps	—	—	290,000
Foreign currency, at value(c)	—	—	109,620
Receivables:
Investments sold	16,044,795	—	1,416,065
TBA sale commitments	297,190,697	—	12,208,031
Capital shares sold	935,651	27,606	779,596
Dividends — unaffiliated	28,096	—	50,055
Dividends — affiliated	—	49,668	—
Interest — unaffiliated	3,563,616	—	1,630,647
From the Manager	111,477	29,846	85,938
Principal paydowns	—	—	1,767
Due from broker	570,000	—	—
Variation margin on futures contracts	188,664	8,367	114,251
Swap premiums paid	369,676	—	—
Unrealized appreciation on OTC swaps	1,956,893	—	—
Prepaid expenses	34,432	11,088	24,888

Total assets	1,819,334,148	27,421,999	429,099,114

LIABILITIES
Cash received:
Collateral - OTC derivatives	410,000	—	—
Centrally cleared swaps	40	—	—
TBA sale commitments at value(d)	301,037,577	—	12,271,700
Payables:
Investments purchased	404,994,021	—	13,522,903
Capital shares redeemed	509,587	631,170	504,382
Income dividend distributions	3,120,023	—	1,323,184
Trustees’ and Officer’s fees	1,914	262	519
Other accrued expenses	349,579	35,723	212,627
Professional fees	56,387	41,534	56,259
Variation margin on futures contracts	203,076	127,526	222,566
Variation margin on centrally cleared swaps	18	97	8,278
Swap premiums received	622,876	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	105,639
OTC swaps	2,131,166	—	—

Total liabilities	713,436,264	836,312	28,228,057

NET ASSETS	$1,105,897,884	$26,585,687	$400,871,057

NET ASSETS CONSIST OF:
Paid-in capital	$1,280,121,063	$53,159,390	$432,740,765
Accumulated loss	(174,223,179)	(26,573,703)	(31,869,708)

NET ASSETS	$1,105,897,884	$26,585,687	$400,871,057

F I N A N C I A L S T A T E M E N T S	103

Statements of Assets and Liabilities  (continued)

March 31, 2023

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

NET ASSET VALUE
Shares outstanding	$131,298,775	$2,727,158	$44,350,773

Net asset value	$8.42	$9.75	$9.04

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$1,575,112,891	$—	$422,017,915

(b) Investments, at cost — affiliated	$—	$8,292,285	$—

(c) Foreign currency, at cost	$—	$—	$109,828

(d) Proceeds from TBA sale commitments	$297,190,697	$—	$12,208,031

See notes to financial statements.

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2023

BATS: Series V Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$84,649,858
Cash	54,603
Receivables:
Capital shares sold	849,924
Interest — unaffiliated	330,386
From the Manager	50,148
Prepaid expenses	7,975

Total assets	85,942,894

LIABILITIES
Payables:
Capital shares redeemed	210,280
Income dividend distributions	207,618
Other accrued expenses	25,501
Professional fees	60,547

Total liabilities	503,946

NET ASSETS	$85,438,948

NET ASSETS CONSIST OF:
Paid-in capital	$85,440,127
Accumulated loss	(1,179)

NET ASSETS	$85,438,948

NET ASSET VALUE
Shares outstanding	$8,551,598

Net asset value	$9.99

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$84,653,181

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Operations

Year Ended March 31, 2023

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$4,613,409	$124,860	$240,513
Interest — unaffiliated	111,708,577	13,767,150	13,874,810
Other income	—	12,034	23,445

Total investment income	116,321,986	13,904,044	14,138,768

EXPENSES
Accounting services	162,092	56,868	53,671
Professional	85,212	69,685	134,827
Pricing	83,859	72,385	81,803
Custodian	46,506	5,108	6,656
Registration	35,832	95,111	40,748
Trustees and Officer	33,290	5,678	4,857
Transfer agent	19,177	117,661	22,888
Printing and postage	6,194	9,923	10,002
Miscellaneous	37,264	26,306	134,734

Total expenses excluding interest expense	509,426	458,725	490,186
Interest expense and fees(a)	—	—	370,260

Total expenses	509,426	458,725	860,446
Less:
Fees waived and/or reimbursed by the Manager	(503,004)	(452,754)	(490,139)

Total expenses after fees waived and/or reimbursed	6,422	5,971	370,307

Net investment income	116,315,564	13,898,073	13,768,461

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(36,817,121)	(28,145,416)	(14,648,406)
Futures contracts	—	(2,881,577)	6,479,790
Forward foreign currency exchange contracts	2,802	—	—
Foreign currency transactions	4,933	—	—
Swaps	283,350	191,492	—

	(36,526,036)	(30,835,501)	(8,168,616)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(92,130,660)	(10,702,426)	(23,951,194)
Futures contracts	—	886,301	(973,285)
Forward foreign currency exchange contracts	(4,651)	—	—
Swaps	(1,065,398)	30,623	—
Unfunded floating rate loan interests	25,234	—	—

	(93,175,475)	(9,785,502)	(24,924,479)

Net realized and unrealized loss	(129,701,511)	(40,621,003)	(33,093,095)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,385,947)	$(26,722,930)	$(19,324,634)

(a)	Related to TOB Trusts.

See notes to financial statements.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued) Year Ended March 31, 2023

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$175,241	$—	$313,449
Dividends — affiliated	—	351,166	—
Interest — unaffiliated	31,411,544	—	12,122,162
Other income	20,912	378,738	28,342

Total investment income	31,607,697	729,904	12,463,953

EXPENSES
Registration	220,850	33,953	128,839
Transfer agent	120,228	19,263	136,447
Accounting services	90,072	36,427	58,167
Professional	72,818	51,892	64,207
Pricing	58,021	27	15,426
Custodian	19,235	1,374	22,268
Trustees and Officer	12,417	1,764	5,956
Printing and postage	9,898	8,744	9,190
Miscellaneous	6,313	2,352	—

Total expenses	609,852	155,796	440,500
Less:
Fees waived and/or reimbursed by the Manager	(607,298)	(155,628)	(439,380)

Total expenses after fees waived and/or reimbursed	2,554	168	1,120

Net investment income	31,605,143	729,736	12,462,833

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(65,469,490)	—	(13,502,275)
Investments — affiliated	—	(347,014)	—
Options written	—	—	(1,383,722)
Futures contracts	9,991,957	7,526,094	2,507,788
Forward foreign currency exchange contracts	—	—	136,433
Foreign currency transactions	(98)	—	65,431
Swaps	(897,176)	5,572	624,158

	(56,374,807)	7,184,652	(11,552,187)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(25,153,848)	—	1,376,052
Investments — affiliated	—	21,495	—
Options written	—	—	1,986,055
Futures contracts	(2,649,934)	(2,831,251)	(349,970)
Forward foreign currency exchange contracts	—	—	(98,681)
Foreign currency translations	—	(20)	16,840
Swaps	33,455	(3,506)	(1,406,650)

	(27,770,327)	(2,813,282)	1,523,646

Net realized and unrealized gain (loss)	(84,145,134)	4,371,370	(10,028,541)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,539,991)	$5,101,106	$2,434,292

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Statements of Operations (continued) Year Ended March 31, 2023

BATS: Series V Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$824,187

Total investment income	824,187

EXPENSES
Professional	81,546
Accounting services	38,369
Registration	29,994
Transfer agent	17,906
Printing and postage	8,376
Pricing	7,433
Offering	5,589
Custodian	2,280
Trustees and Officer	1,603

Total expenses	193,096
Less:
Fees waived and/or reimbursed by the Manager	(193,038)

Total expenses after fees waived and/or reimbursed	58

Net investment income	824,129

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) on investments	3,089

Net realized and unrealized gain	3,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$827,218

See notes to financial statements.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/23	03/31/22	03/31/23	03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$116,315,564	$57,531,279	$13,898,073	$14,053,216
Net realized gain (loss)	(36,526,036)	1,049,388	(30,835,501)	2,952,779
Net change in unrealized appreciation (depreciation)	(93,175,475)	(92,055,985)	(9,785,502)	(35,291,315)

Net decrease in net assets resulting from operations	(13,385,947)	(33,475,318)	(26,722,930)	(18,285,320)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(116,299,178)	(58,245,586)	(13,928,770)	(23,188,564)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(81,749,602)	1,185,576,541	(56,907,191)	(16,974,059)

NET ASSETS
Total increase (decrease) in net assets	(211,434,727)	1,093,855,637	(97,558,891)	(58,447,943)
Beginning of year	2,635,009,068	1,541,153,431	476,478,244	534,926,187

End of year	$2,423,574,341	$2,635,009,068	$378,919,353	$476,478,244

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Statements of Changes in Net Assets  (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/23	03/31/22	03/31/23	03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,768,461	$16,018,305	$31,605,143	$13,823,484
Net realized gain (loss)	(8,168,616)	9,606,963	(56,374,807)	(22,756,968)
Net change in unrealized appreciation (depreciation)	(24,924,479)	(29,394,785)	(27,770,327)	(53,051,571)

Net decrease in net assets resulting from operations	(19,324,634)	(3,769,517)	(52,539,991)	(61,985,055)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,539,863)	(17,907,969)	(31,852,649)	(23,422,463)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(282,588)	3,581,504	64,095,151	14,436,016

NET ASSETS
Total decrease in net assets	(40,147,085)	(18,095,982)	(20,297,489)	(70,971,502)
Beginning of year	382,518,668	400,614,650	1,126,195,373	1,197,166,875

End of year	$342,371,583	$382,518,668	$1,105,897,884	$1,126,195,373

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/23	03/31/22	03/31/23	03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$729,736	$235,036	$12,462,833	$5,482,785
Net realized gain (loss)	7,184,652	(3,566,992)	(11,552,187)	28,547
Net change in unrealized appreciation (depreciation)	(2,813,282)	4,953,370	1,523,646	(16,438,449)

Net increase (decrease) in net assets resulting from operations	5,101,106	1,621,414	2,434,292	(10,927,117)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(485,022)	—	(13,672,605)	(6,382,365)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(32,601,874)	(224,900)	3,836,805	26,676,083

NET ASSETS
Total increase (decrease) in net assets	(27,985,790)	1,396,514	(7,401,508)	9,366,601
Beginning of year	54,571,477	53,174,963	408,272,565	398,905,964

End of year	$26,585,687	$54,571,477	$400,871,057	$408,272,565

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	111

Statements of Changes in Net Assets  (continued)

	BATS: Series V Portfolio
	Year Ended 03/31/23	Period from 05/05/21(a) to 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$824,129	$6,058
Net change in unrealized appreciation (depreciation)	3,089	(6,412)

Net increase (decrease) in net assets resulting from operations	827,218	(354)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(821,985)	(6,058)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	75,232,554	10,207,573

NET ASSETS
Total increase in net assets	75,237,787	10,201,161
Beginning of period	10,201,161	—

End of period	$85,438,948	$10,201,161

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (For a share outstanding throughout each period)

	BATS: Series A Portfolio
	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of year	$9.67		$9.99		$9.05		$9.99		$10.14

Net investment income(a)	0.43		0.26		0.31		0.45		0.53
Net realized and unrealized gain (loss)	(0.48)		(0.31)		0.94		(0.94)		(0.11)

Net increase (decrease) from investment operations	(0.05)		(0.05)		1.25		(0.49)		0.42

Distributions(b)
From net investment income	(0.42)		(0.27)		(0.31)		(0.45)		(0.52)
From net realized gain	(0.01)		—		—		—		(0.05)

Total distributions	(0.43)		(0.27)		(0.31)		(0.45)		(0.57)

Net asset value, end of year	$9.19		$9.67		$9.99		$9.05		$9.99

Total Return(c)
Based on net asset value	(0.42)%		(0.59)%		13.95%		(5.22)%		4.31%

Ratios to Average Net Assets(d)
Total expenses	0.02%		0.02%		0.04%		0.05%		0.04%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Net investment income	4.65%		2.64%		3.20%		4.45%		5.26%

Supplemental Data
Net assets, end of year (000)	$2,423,574		$2,635,009		$1,541,153		$1,035,675		$977,286

Portfolio turnover rate(f)	43%		45%		26%		48%		43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19
Portfolio turnover rate (excluding MDRs)	30%	34%	26%	48%	43%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued) (For a share outstanding throughout each period)

	BATS: Series C Portfolio
	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of year	$9.84		$10.69	$10.49		$10.28		$10.18

Net investment income(a)	0.32		0.28	0.33		0.38		0.39
Net realized and unrealized gain (loss)	(0.81)		(0.66)	0.60		0.27		0.10

Net increase (decrease) from investment operations	(0.49)		(0.38)	0.93		0.65		0.49

Distributions(b)
From net investment income	(0.32)		(0.29)	(0.33)		(0.38)		(0.39)
From net realized gain	—		(0.18)	(0.40)		(0.06)		(0.00	)(c)

Total distributions	(0.32)		(0.47)	(0.73)		(0.44)		(0.39)

Net asset value, end of year	$9.03		$9.84	$10.69		$10.49		$10.28

Total Return(d)
Based on net asset value	(4.92)%		(3.88)%	8.70%		6.31%		5.05%

Ratios to Average Net Assets(e)
Total expenses	0.12%		0.10%	0.09%		0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.01%	0.00	%(f)	0.00	%(f)	0.00	%(f)

Net investment income	3.50%		2.59%	2.96%		3.55%		3.91%

Supplemental Data
Net assets, end of year (000)	$378,919		$476,478	$534,926		$464,267		$372,928

Portfolio turnover rate	47%		42%	85%		83%		55%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations. (c) Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds. (f) Amount is less than 0.005%.

See notes to financial statements.

114	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	BATS: Series E Portfolio
	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of year	$11.14		$11.75		$10.53		$10.91		$10.78

Net investment income(a)	0.43		0.46		0.45		0.43		0.47
Net realized and unrealized gain (loss)	(0.92)		(0.56)		1.22		(0.37)		0.21

Net increase (decrease) from investment operations	(0.49)		(0.10)		1.67		0.06		0.68

Distributions(b)
From net investment income	(0.46)		(0.45)		(0.45)		(0.44)		(0.47)
From net realized gain	(0.18)		(0.06)		—		—		(0.08)

Total distributions	(0.64)		(0.51)		(0.45)		(0.44)		(0.55)

Net asset value, end of year	$10.01		$11.14		$11.75		$10.53		$10.91

Total Return(c)
Based on net asset value	(4.21)%		(1.07)%		16.16%		0.33%		6.44%

Ratios to Average Net Assets(d)
Total expenses	0.26%		0.11%		0.15%		0.18%		0.21%

Total expenses after fees waived and/or reimbursed	0.11%		0.03%		0.04%		0.06%		0.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Net investment income	4.16%		3.80%		4.06%		3.78%		4.35%

Supplemental Data
Net assets, end of year (000)	$342,372		$382,519		$400,615		$313,282		$234,886

Borrowings outstanding, end of year (000)	$8,889		$22,111		$18,987		$10,713		$8,085

Portfolio turnover rate	37%		26%		31%		54%		53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights (continued) (For a share outstanding throughout each period)

	BATS: Series M Portfolio
	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of year	$9.11		$9.77		$9.81		$9.59		$9.47

Net investment income(a)	0.25		0.11		0.21		0.30		0.31
Net realized and unrealized gain (loss)	(0.68)		(0.59)		0.05		0.25		0.15

Net increase (decrease) from investment operations	(0.43)		(0.48)		0.26		0.55		0.46

Distributions from net investment income(b)	(0.26)		(0.18)		(0.30)		(0.33)		(0.34)

Net asset value, end of year	$8.42		$9.11		$9.77		$9.81		$9.59

Total Return(c)
Based on net asset value	(4.76)%		(4.98)%		2.68%		5.86%		4.94%

Ratios to Average Net Assets(d)
Total expenses	0.06%		0.06%		0.05%		0.06%		0.08%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Net investment income	2.97%		1.11%		2.12%		3.03%		3.30%

Supplemental Data
Net assets, end of year (000)	$1,105,898		$1,126,195		$1,197,167		$1,006,778		$799,774

Portfolio turnover rate(f)	873%		1,473%		1,500%		1,316%		1,209%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19
Portfolio turnover rate (excluding MDRs)	521%	665%	896%	813%	683%

See notes to financial statements.

116	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	BATS: Series P Portfolio
	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of year	$8.95		$8.69		$7.92		$9.25		$9.56

Net investment income(a)	0.15		0.04		0.06		0.12		0.12
Net realized and unrealized gain (loss)	0.76		0.22		0.71		(1.33)		(0.34)

Net increase (decrease) from investment operations	0.91		0.26		0.77		(1.21)		(0.22)

Distributions(b)
From net investment income	(0.11)		—		—		(0.12)		(0.09)
Return of capital	—		—		—		(0.00	)(c)	—

Total distributions	(0.11)		—		—		(0.12)		(0.09)

Net asset value, end of year	$9.75		$8.95		$8.69		$7.92		$9.25

Total Return(d)
Based on net asset value	10.14%		2.99%		9.72%		(13.25)%		(2.32)%

Ratios to Average Net Assets(e)
Total expenses	0.33%		0.28%		0.46%		0.31%		0.20%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)

Net investment income	1.55%		0.45%		0.71%		1.33%		1.24%

Supplemental Data
Net assets, end of year (000)	$26,586		$54,571		$53,175		$41,305		$51,654

Portfolio turnover rate	9%		0%		36%		15%		0%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio
	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of year	$9.28		$9.73	$9.23		$9.50		$9.38

Net investment income(a)	0.27		0.14	0.18		0.27		0.25
Net realized and unrealized gain (loss)	(0.21)		(0.43)	0.54		(0.23)		0.13

Net increase (decrease) from investment operations	0.06		(0.29)	0.72		0.04		0.38

Distributions(b)
From net investment income	(0.28)		(0.16)	(0.22)		(0.31)		(0.26)
From net realized gain	(0.02)		—	—		—		—

Total distributions	(0.30)		(0.16)	(0.22)		(0.31)		(0.26)

Net asset value, end of year	$9.04		$9.28	$9.73		$9.23		$9.50

Total Return(c)
Based on net asset value	0.62%		(3.02)%	7.80	%(d)	0.34%		4.11%

Ratios to Average Net Assets(e)
Total expenses	0.10%		0.12%	0.13%		1.14%		0.69%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.01%	0.02%		0.99%		0.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(f)	0.01%	0.00	%(f)	0.00	%(f)	0.00	%(f)

Net investment income	2.96%		1.42%	1.89%		2.84%		2.62%

Supplemental Data
Net assets, end of year (000)	$400,871		$408,273	$398,906		$146,302		$163,176

Portfolio turnover rate(g)	127%		68%	124%		144%		184%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Amount is less than 0.005%.

(g) Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19
Portfolio turnover rate (excluding MDRs)	106%		67%	122%		101%		112%

See notes to financial statements.

118	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	BATS: Series V Portfolio
	Year Ended 03/31/23		Period From 05/05/21(a) to 03/31/22

Net asset value, beginning of period	$9.99		$10.00

Net investment income(b)	0.22		0.01
Net realized and unrealized loss	(0.04)		(0.01)

Net increase from investment operations	0.18		0.00

Distributions from net investment income(c)	(0.18)		(0.01)

Net asset value, end of period	$9.99		$9.99

Total Return(d)
Based on net asset value	1.83%		0.01	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.52%		4.06	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.00	%(i)	0.00	%(g)(i)

Net investment income	2.21%		0.13	%(g)

Supplemental Data
Net assets, end of period (000)	$85,439		$10,201

Portfolio turnover rate	189%		283%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.35%.
(i)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified
BATS: Series V Portfolio	Series V	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Shares of Series A are also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

120	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

BlackRock Fixed Income Complex and reflected as Trustee and Officer expense on the Statements of Operations. The Trustee and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

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For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

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Notes to Financial Statements (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. ACDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result

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in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests.

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Series A	MUPR 3 Assets LLC, Facility	$3,186,229	$3,161,135	$3,178,264	$17,129

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar RollTransactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

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Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
Series E	$ 304,965	$ 51,135	$ 14,160	$ 370,260

For the year ended March 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
Series E	$ 16,403,937	$ 8,889,000	4.00% - 4.27%	$16,314,866	2.27%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at March 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at March 31, 2023.

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5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions – The Funds may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

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Notes to Financial Statements (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

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Notes to Financial Statements (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E and Series V, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P, Series S and Series V, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Fund Name	Amounts Waived
Series A	$503,004
Series C	452,754
Series E	490,139
Series M	607,298
Series P	155,628
Series S	439,380
Series V	193,038

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Series E	$5,007,404	$—	$ —
Series V	915,109	3,302,088	—

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Fund Name/Asset Type	Purchases	Sales
Series A
Non-U.S. Government Securities	$1,007,504,755	$1,168,758,971
Series C
Non-U.S. Government Securities	172,169,779	230,931,541
U.S. Government Securities	12,789,201	14,691,277
Series E
Non-U.S. Government Securities	121,924,859	162,556,479
Series M
Non-U.S. Government Securities	10,381,687,619	10,466,413,804
Series P
Non-U.S. Government Securities	1,012,000	4,510,000
Series S
Non-U.S. Government Securities	452,037,520	454,008,895
U.S. Government Securities	44,186,180	57,894,492
Series V
Non-U.S. Government Securities	130,982,208	61,021,000

For the year ended March 31, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
Series A	$304,657,398	$304,564,654
Series M	4,179,405,626	4,181,933,217
Series S	84,337,425	84,422,181

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Period	Series A	Series C	Series E	Series M	Series P	Series S	Series V
Tax-exempt income	03/31/23	$—	$—	$14,910,024	$—	$—	$—	$819,875
	03/31/22	—	—	15,351,567	—	—	—	6,038
Ordinary income	03/31/23	116,299,178	13,928,770	107,742	31,852,649	485,022	13,672,605	2,110
	03/31/22	58,245,586	15,152,416	814,317	23,422,463	—	6,382,365	20
Long-term capital gains	03/31/23	—	—	5,522,097	—	—	—	—
	03/31/22	—	8,036,148	1,742,085	—	—	—	—

Total	03/31/23	$116,299,178	$13,928,770	$20,539,863	$31,852,649	$485,022	$13,672,605	$821,985

	03/31/22	$58,245,586	$23,188,564	$17,907,969	$23,422,463	$—	$6,382,365	$6,058

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S	Series V
Undistributed tax-exempt income	$—	$—	$277,011	$—	$—	$—	$2,044
Undistributed ordinary income	257,437	—	47,262	1,131,415	249,918	—	100
Non-expiring capital loss carryforwards(a)	(41,565,654)	(32,387,307)	(10,755,672)	(93,472,851)	(26,355,320)	(18,827,955)	—
Net unrealized losses(b)	(193,390,105)	(35,058,364)	(21,611,575)	(81,881,743)	(468,301)	(13,041,753)	(3,323)

	$(234,698,322)	$(67,445,671)	$(32,042,974)	$(174,223,179)	$(26,573,703)	$(31,869,708)	$(1,179)

(a)	Amounts available to offset future realized capital gains.

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Notes to Financial Statements  (continued)

(b)

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the accounting for swap agreements, the treatment of residual interests in tender option bond trusts and the classification of investments.

During the year ended March 31, 2023, the funds listed below utilized the following amounts of their respective capital loss carryforwards:

Series P
Amount utilized	$4,345,222

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Series A	$2,630,646,685	$6,098,880	$(199,506,113)	$(193,407,233)
Series C	409,692,235	3,258,443	(38,089,409)	(34,830,966)
Series E	360,734,591	3,365,961	(24,977,536)	(21,611,575)
Series M	1,575,134,712	11,762,862	(93,644,605)	(81,881,743)
Series P	8,369,175	1,429,753	(1,898,007)	(468,254)
Series S	422,108,533	2,488,139	(14,882,658)	(12,394,519)
Series V	84,653,181	110	(3,433)	(3,323)

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Certain obligations held by Series V have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Series V monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

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Notes to Financial Statements  (continued)

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact certain Funds’ performance.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements  (continued)

LIBOR Transition Risk: The Funds may be exposed to financial instruments that are tied to the LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. The SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial products after June 30, 2023. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22
Fund Name	Shares	Amount	Shares	Amount
Series A
Shares sold	7,065,891	$65,608,620	132,680,891	$1,328,660,314
Shares redeemed	(15,979,376)	(147,358,222)	(14,382,169)	(143,083,773)

	(8,913,485)	$(81,749,602)	118,298,722	$1,185,576,541

Series C
Shares sold	12,713,591	$114,532,902	10,950,876	$117,403,754
Shares redeemed	(19,183,173)	(171,440,093)	(12,573,491)	(134,377,813)

	(6,469,582)	$(56,907,191)	(1,622,615)	$(16,974,059)

Series E
Shares sold	19,966,034	$204,068,120	12,688,652	$151,830,799
Shares redeemed	(20,111,185)	(204,350,708)	(12,435,072)	(148,249,295)

	(145,151)	$(282,588)	253,580	$3,581,504

Series M
Shares sold	39,412,723	$334,004,244	32,197,355	$311,588,070
Shares redeemed	(31,700,940)	(269,909,093)	(31,160,094)	(297,152,054)

	7,711,783	$64,095,151	1,037,261	$14,436,016

Series P
Shares sold	2,007,424	$19,091,730	3,709,976	$31,649,680
Shares redeemed	(5,378,955)	(51,693,604)	(3,733,889)	(31,874,580)

	(3,371,531)	$(32,601,874)	(23,913)	$(224,900)

Series S
Shares sold	20,222,887	$183,515,986	19,121,099	$181,995,461
Shares redeemed	(19,873,154)	(179,679,181)	(16,121,324)	(155,319,378)

	349,733	$3,836,805	2,999,775	$26,676,083

Series V
Shares sold	12,533,297	$125,207,867	1,423,582	$14,235,811	(a)
Shares redeemed	(5,002,457)	(49,975,313)	(402,824)	(4,028,238	)(a)

	7,530,840	$75,232,554	1,020,758	$10,207,573

(a)	For the period from May 5, 2021 (commencement of operations) to March 31, 2022.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 13, 2023, the credit agreement was extended until April 2024 under the same terms.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio and the Board of Trustees of BlackRock Allocation Target Shares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio of BlackRock Allocation Target Shares, including the schedules of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying statement of assets and liabilities of BATS: Series V Portfolio of BlackRock Allocation Target Shares (collectively with BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio, the “Funds”), including the schedule of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 5, 2021 (commencement of operations) through March 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio as of March 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BATS: Series V Portfolio as of March 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 5, 2021 (commencement of operations) through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 24, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as exempt-interest dividends for the fiscal year ended March 31, 2023:

Fund Name	Exempt-Interest Dividends
Series E	$14,902,535
Series V	821,952

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

Fund Name	Qualified Dividend Income
Series C	$613,585

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended March 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Series E	$5,522,097

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended March 31, 2023:

Fund Name	Federal Obligation Interest
Series C	$ 341,439
Series M	649,596
Series P	30,692
Series S	1,133,067

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Series C	2.54%

The Funds hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2023:

Fund Name	Interest Dividends
Series A	$111,709,240
Series C	13,846,049
Series E	95,290
Series M	31,686,958
Series P	687,194
Series S	12,590,270
Series V	2,177

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2023:

Fund Name	Interest-Related Dividends
Series A	$83,777,293
Series C	10,996,445
Series E	95,290
Series M	31,401,446
Series P	687,194
Series S	10,954,826
Series V	2,177

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Allocation Target Shares (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 10-11, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	135

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)

Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			72 RICs consisting of 104 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.

			72 RICs consisting of 104 Portfolios	None
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)

Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			70 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

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Trustee and Officer Information (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)
Catherine A. Lynch(d) 1961	Trustee (Since 2019)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 267 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 269 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	137

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi AssetComplex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006;Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	139

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Excludes BATS: Series E Portfolio and BATS: Series V Portfolio

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

BAN	Bond Anticipation Notes

CLO	Collateralized Loan Obligation

COL	Collateralized

DAC	Designated Activity Co.

EDA	Economic Development Authority

EDC	Economic Development Corp.

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDC	Industrial Development Corp.

IO	Interest Only

ISD	Independent School District

LIBOR	London Interbank Offered Rate

LIQ	Liquidity Agreement

LOC	Letter of Credit

LP	Limited Partnership

OTC	Over-the-Counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SBPA	Stand-By Bond Purchase Agreements

SOFR	Secured Overnight Financing Rate

TA	Tax Allocation

TBA	To-be-Announced

TECP	Tax-Exempt Commercial Paper

TRAN	Tax and Revenue Anticipation Note

VRDN	Variable Rate Demand Note

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	141

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Experts – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$41,718	$40,086	$44	$420	$17,600	$18,100	$218	$0
BATS: Series C Portfolio	$36,720	$35,292	$44	$420	$17,600	$18,100	$218	$0
BATS: Series E Portfolio	$42,738	$41,106	$44	$420	$15,600	$16,800	$218	$0
BATS: Series M Portfolio	$32,640	$31,416	$44	$420	$17,600	$18,100	$218	$0
BATS: Series P Portfolio	$20,808	$19,992	$44	$420	$17,600	$18,100	$218	$0
BATS: Series S Portfolio	$36,720	$35,292	$44	$420	$17,600	$18,100	$218	$0
BATS: Series V Portfolio	$42,738	$37,026	$44	$0	$22,100	$23,500	$218	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$17,862	$18,520
BATS: Series C Portfolio	$17,862	$18,520
BATS: Series E Portfolio	$15,862	$17,220
BATS: Series M Portfolio	$17,862	$18,520
BATS: Series P Portfolio	$17,862	$18,520
BATS: Series S Portfolio	$17,862	$18,520
BATS: Series V Portfolio	$22,362	$23,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: May 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: May 24, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: May 24, 2023